EX-99.A. Financial Statements

KPMG

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements and Supplemental Schedules

December 31, 2012 and 2011

(With Report of Independent Registered

Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Allianz Life Insurance Company of New York:

We have audited the accompanying balance sheets of Allianz Life Insurance Company of New York (the Company) as of December 31, 2012 and 2011, and the related statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Allianz Life Insurance Company of New York as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

/s/ KPMG LLP

Minneapolis, Minnesota

March 25, 2013

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Balance Sheets
December 31, 2012 and 2011
(In thousands, except share data)

Assets	2012	2011
Investments:
Fixed-maturity securities, available-for-sale, at fair value
(amortized cost of $637,031 and $625,922, respectively)	$711,526	690,985
Policy loans	261	354
Derivatives	2,159	—
Total investments	713,946	691,339
Cash and cash equivalents	64,226	39,069
Accrued investment income	8,011	7,714
Receivables (net of allowance for uncollectible accounts of $15 and
$41, respectively)	2,492	11,771
Reinsurance recoverable	2,214	1,917
Deferred acquisition costs	92,245	91,187
Other assets	20,454	24,764
Assets, exclusive of separate accounts assets	903,588	867,761
Separate account assets	1,577,274	1,182,126
Total assets	$2,480,862	2,049,887

(Continued)

2

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Balance Sheets
December 31, 2012 and 2011
(In thousands, except share data)

Liabilities and Stockholder’s Equity	2012	2011
Policyholder liabilities:
Account balances and future policy benefit reserves	$693,404	715,257
Policy and contract claims	2,684	3,202
Unearned premiums	1,539	1,466
Other policyholder funds	1,454	1,976
Total policyholder liabilities	699,081	721,901
Other derivative liabilities	5,430	—
Other liabilities	31,597	17,053
Liabilities, exclusive of separate account liabilities	736,108	738,954
Separate account liabilities	1,577,274	1,182,126
Total liabilities	2,313,382	1,921,080
Stockholder’s equity:
Common stock, $10 par value; 200,000 shares authorized, issued,
and outstanding at December 31, 2012 and 2011	2,000	2,000
Additional paid-in capital	72,500	52,500
Retained earnings	58,935	49,830
Accumulated other comprehensive income, net of tax	34,045	24,477
Total stockholder’s equity	167,480	128,807
Total liabilities and stockholder’s equity	$2,480,862	2,049,887
See accompanying notes to financial statements.

3

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
Years ended December 31, 2012, 2011, and 2010
(In thousands)

	2012	2011	2010
Revenue:
Premiums	$4,760	4,759	5,104
Policy fees	36,988	27,780	19,239
Premiums and policy fees, ceded	(1,556)	(1,648)	(1,779)
Net premiums and policy fees	40,192	30,891	22,564
Interest and similar income, net	30,850	32,584	27,328
Derivative loss	(14,676)	(8,116)	(10,267)
Realized investment gains, net	14,502	1,605	869
Other revenue	2,385	1,865	1,056
Total revenue	73,253	58,829	41,550
Benefits and expenses:
Policyholder benefits	10,876	845	5,366
Change in fair value of annuity embedded derivatives	2,473	62,356	3,932
Benefit recoveries	(2,324)	(1,213)	(1,052)
Net interest credited to account values	12,545	22,190	18,645
Net benefits	23,570	84,178	26,891
Commissions and other agent compensation	22,105	21,768	24,324
General and administrative expenses	10,722	18,194	8,155
Change in deferred acquisition costs, net	4,430	(39,425)	(21,158)
Total benefits and expenses	60,827	84,715	38,212
Income (loss) from operations
before income taxes	12,426	(25,886)	3,338
Income tax expense (benefit):
Current	17,206	(3,723)	341
Deferred	(13,885)	(6,903)	(196)
Total income tax expense (benefit)	3,321	(10,626)	145
Net income (loss)	$9,105	(15,260)	3,193
Supplemental disclosures:
Realized investment gains, net:
Total other-than-temporary impairment losses on securities	$(169)	(270)	—
Portion of loss recognized in other comprehensive income	—	—	—
Net impairment losses recognized in realized
investment gains, net	(169)	(270)	—
Other net realized gains	14,671	1,875	869
Realized investment gains, net	$14,502	1,605	869
See accompanying notes to financial statements.

4

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Comprehensive Income (Loss)
Years ended December 31, 2012, 2011, and 2010
(In thousands)

	2012	2011	2010
Net income (loss)	$9,105	(15,260)	3,193
Other comprehensive income (loss):
Unrealized gains on fixed-maturity securities:
Unrealized holding gains arising during the
period, net of effect of shadow adjustments of
$5,289, $(11,580), and $(10,156) in 2012, 2011,
and 2010, respectively, and net of tax expense
of $(10,228), $(6,341), and $(5,096) in
2012, 2011, and 2010, respectively	18,995	11,776	9,463
Change in noncredit-related impairments on securities
during the period, net of effect of shadow adjustments
of $0, $0, and $41 in 2012, 2011, and 2010,
respectively, and net of tax benefit (expense) of $0,
$0, and $21 in 2012, 2011, and 2010, respectively	—	—	(38)
Adjustment for realized (gains) losses reclassified from
unrealized holding gains (losses), included in net
income (loss), net of tax benefit (expense), of $5,076,
$562, and $304 in 2012, 2011, and 2010, respectively	(9,427)	(1,043)	(565)
Total other comprehensive income	9,568	10,733	8,860
Total comprehensive income (loss)	$18,673	(4,527)	12,053
See accompanying notes to financial statements.

5

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Stockholder’s Equity
Years ended December 31, 2012, 2011, and 2010
(In thousands)

				Accumulated
		Additional		other	Total
	Common	paid-in	Retained	comprehensive	stockholder’s
	stock	capital	earnings	income	equity
2010:
Balance, beginning of year	$2,000	32,500	61,897	4,884	101,281
Comprehensive income:
Net income	—	—	3,193	—	3,193
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	8,860	8,860
Total comprehensive
income					12,053
Balance, end of year	$2,000	32,500	65,090	13,744	113,334
2011:
Balance, beginning of year	$2,000	32,500	65,090	13,744	113,334
Comprehensive income:
Net loss	—	—	(15,260)	—	(15,260)
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	10,733	10,733
Total comprehensive
loss					(4,527)
Capital contribution	—	20,000	—	—	20,000
Balance, end of year	$2,000	52,500	49,830	24,477	128,807
2012:
Balance, beginning of year	$2,000	52,500	49,830	24,477	128,807
Comprehensive income:
Net income	—	—	9,105	—	9,105
Net unrealized gain on
investments, net of
shadow adjustments
and deferred taxes	—	—	—	9,568	9,568
Total comprehensive
income					18,673
Capital contribution	—	20,000	—	—	20,000
Balance, end of year	$2,000	72,500	58,935	34,045	167,480
See accompanying notes to financial statements.

6

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Cash Flows
Years ended December 31, 2012, 2011, and 2010
(In thousands)

	2012	2011	2010
Cash flows provided by (used in) operating activities:
Net income (loss)	$9,105	(15,260)	3,193
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Realized investment gains, net	(14,502)	(1,605)	(869)
Change in annuity-related options, derivatives,
and gross reserves	12,557	(3,778)	(2,992)
Deferred federal income tax benefit	(13,885)	(6,903)	(196)
Charges to policy account balances	(253)	(252)	(265)
Interest credited to policy account balances	12,610	22,960	23,078
Amortization of discount, net	1,188	826	105
Change in:
Receivables and other assets	8,981	(8,569)	(6,711)
Reinsurance recoverable	(297)	(195)	(148)
Deferred acquisition costs	4,430	(39,425)	(21,158)
Future policy benefit reserves	(5,197)	69,516	11,114
Policy and contract claims	(518)	445	(249)
Unearned premiums	73	(72)	64
Other policyholder funds	(522)	(5,518)	5,652
Other assets and liabilities	21,400	(8,796)	(8,285)
Payable to (receivable from) parent	5,024	3,020	(5,435)
Total adjustments	31,089	21,654	(6,295)
Net cash provided by (used in) operating activities	40,194	6,394	(3,102)
Cash flows provided by (used in) investing activities:
Purchase of fixed-maturity securities	(188,285)	(153,511)	(166,503)
Sale and other redemptions of fixed-maturity securities	189,191	99,459	47,199
Maturity of fixed-maturity securities	1,300	2,000	1,000
Net change in short-term securities	—	11,888	(11,888)
Other, net	92	57	(66)
Net cash provided by (used in) investing activities	2,298	(40,107)	(130,258)
Cash flows (used in) provided by financing activities:
Policyholders’ deposits to account balances	5,030	55,819	152,478
Policyholders’ withdrawals from account balances	(41,074)	(25,012)	(24,113)
Policyholders’ net transfers between account balances	(2,254)	5,149	2,175
Change in amounts drawn in excess of bank balances	963	653	459
Contribution from parent	20,000	20,000	—
Net cash (used in) provided by financing activities	(17,335)	56,609	130,999
Net change in cash and cash equivalents	25,157	22,896	(2,361)
Cash and cash equivalents at beginning of year	39,069	16,173	18,534
Cash and cash equivalents at end of year	$64,226	39,069	16,173
See accompanying notes to financial statements.

7

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

(1)	Organization

Allianz Life Insurance Company of New York (the Company) is a wholly owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly owned subsidiary of Allianz of America, Inc. (AZOA), which is a wholly owned subsidiary of Allianz Europe B.V., which is a wholly owned subsidiary of Allianz Societas Europaea (Allianz SE), a European company domiciled in Germany.

The Company is a life insurance company licensed to sell annuity, accident and health, and group and traditional life policies in six states and the District of Columbia. Based on 2012 statutory net premium written, 99% of the Company’s business is annuity. Accident and health, and life insurance combined, amount to less than 1% of the Company’s business. The annuity business consists of variable and fixed-indexed annuities representing 98.7% and 1.3% of 2012 statutory annuity net premium written, respectively. Accident and health business comprises primarily long-term care (LTC) insurance. During 2011, the Company discontinued selling fixed annuity products. During 2010, the Company discontinued selling life products. During 2009, the Company discontinued selling LTC products. The Company’s primary distribution channels are through independent agents and third-party marketing organizations.

(2)	Summary of Significant Accounting Policies

(a)	Basis of Presentation

The Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities.

(b)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported amounts of assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used in the Financial Statements. Such changes in estimates are recorded in the period they are determined.

During 2012, the Company recorded a change in estimate related to the implementation of a new model for the valuation of policyholder reserves, deferred acquisition costs (DAC), and deferred sales inducements (DSI) for the Company’s fixed and fixed–indexed annuities. Reserve changes were primarily driven by more sophisticated modeling of newer product features such as lifetime income riders. In addition to DAC amortization related to these reserve changes, the Company’s DAC balances changed as a result of bringing the DAC projection model in line with the reserve model. Historically, the valuation and projection models were distinct in such cases as compression and product mapping. Now, valuation and projection are maintained within the same model, which provides greater consistency and a more refined estimate. This change in estimate resulted in a reserve increase of $1,583, and caused a reduction of DAC and DSI amortization of $76.

 (Continued)

8

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

(c)	Investment Products and Universal Life Business

Investment products consist primarily of fixed and variable annuity products. Premium receipts are reported as deposits to the contract holders’ accounts. Policy fees on the Statements of Operations represent asset fees, cost of insurance charges, administrative fees, charges for guarantees on investment products, and surrender charges for investment products and universal life insurance. These fees have been earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Amounts assessed that represent compensation to the Company for services to be provided in future periods are not earned in the period assessed. Such amounts are reported as unearned premiums and recognized in operations over the period benefited using the same assumptions and factors used to amortize capitalized acquisition costs. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Derivatives embedded in fixed-indexed and variable products are recorded at fair value and changes in value are included in change in fair value of annuity embedded derivatives on the Statements of Operations. Benefits consist of interest credited to contract holders’ accounts and claims incurred in excess of the contract holders’ account balance and are included in net interest credited to account values and policyholder benefits, respectively, on the Statements of Operations.

(d)	Life and Accident and Health Insurance

Premiums on traditional life products are recognized as earned when due. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by establishing provisions for future policy benefits and deferring and amortizing related acquisition costs.

Accident and health premiums are recognized as earned on a pro rata basis over the risk coverage periods. Benefits and expenses are recognized as incurred.

(e)	Deferred Acquisition Costs

Acquisition costs consist of commissions and other incremental costs that are directly related to the successful acquisition of insurance contracts. Acquisition costs are deferred to the extent recoverable from future policy revenues and gross profits. For interest-sensitive products and variable annuity contracts, acquisition costs are amortized in relation to the present value of expected future gross profits from investment margins and mortality, morbidity, and expense charges. Acquisition costs for accident and health insurance policies are deferred and amortized over the lives of the policies in the same manner as premiums are earned. For traditional life and group life products, such costs are amortized over the projected earnings pattern of the related policies using the same actuarial assumptions used in computing future policy benefit reserves. Deferred acquisition costs (DAC) are reviewed for recoverability, at least annually, and adjusted when necessary. Recoverability is evaluated separately for fixed annuities, variable annuities, and life insurance products. Evaluating recoverability is a two-step process where current policy year issues are evaluated, and then in-force policies are evaluated. Before assessing recoverability, DAC is capped, if necessary, such that the balance cannot exceed the original capitalized costs plus interest.

 (Continued)

9

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

Adjustments to DAC are made to reflect the corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DAC). These adjustments are included in accumulated other comprehensive income and are explained further in the investments section of this note.

Changes in assumptions can have an impact on the amount of DAC reported for annuity and life insurance products and their related amortization patterns. In the event experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (DAC unlocking). In general, increases in the estimated investment spreads and fees result in increased expected future profitability and may lower the rate of DAC amortization, while increases in costs of product guarantees, and lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

The Company formally evaluates the appropriateness of the best-estimate assumptions on an annual basis. If the economic environment or policyholder behavior changes quickly and substantially, assumptions will be reviewed more frequently to affirm best estimates. Any resulting DAC unlocking is reflected prospectively as a change in DAC, net on the Statements of Operations.

Adjustments may also be made to the estimated gross profits (EGP) related to DAC that correspond with deferred annuities and universal life products for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities. Management action may include assumption changes in the DAC models, such as adjustments to expected future gross profits used, as well as in-force management action such as crediting rate changes or index rate cap adjustments. This approach applies to fixed-maturity securities purchased as investment-grade only and not noninvestment-grade items that were purchased with other yield considerations. See further discussion of DAC unlocking in note 7.

The Company assesses internal replacements on insurance contracts to determine whether such modifications significantly change the contract terms. An internal replacement represents a modification in product benefits, features, rights, or coverage that occurs by the exchange of an insurance contract for a new insurance contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. If the modification substantially changes the contract, the remaining DAC on the original contract are immediately expensed and any new DAC on the replacement contract are deferred. If the contract modification does not substantially change the contract, DAC amortization on the original contract continues and any new acquisition costs associated with the modification are immediately expensed.

(f)	Deferred Sales Inducements

Sales inducements are product features that enhance the investment yield to the contract holder on the contract. The Company offers two types of sales inducements on certain universal life and annuity contracts. The first type, an immediate bonus, increases the account value at inception, and the second type, a persistency bonus, increases the account value at the end of a specified period.

 (Continued)

10

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

Annuity sales inducements are deferred as paid or credited to contract holders, and life sales inducements are deferred and recognized as part of the liability for policy benefits. Deferred sales inducements (DSI) is reported in other assets in the Balance Sheets. They are amortized over the expected life of the contract in a manner similar to DAC and are reviewed annually for recoverability. DSI capitalization and amortization is recorded in policyholder benefits on the Statements of Operations.

Adjustments to DSI are made to reflect the estimated corresponding impact on the present value of expected future gross profits from unrealized gains and losses on available-for-sale investments used to support policyholder liabilities (commonly known as shadow DSI). These adjustments are included in accumulated other comprehensive income and are explained further in the Investments section of this note.

Adjustments may also be made to DSI related to deferred annuities for investment activity, such as write-downs on other-than-temporarily impaired fixed-maturity securities. Management action may include assumption changes in the DSI models, such as adjustments to expected future gross profits used, as well as policyholder changes, such as credited rate changes. This approach applies to fixed-maturity securities purchased at investment-grade only and not noninvestment-grade items that were purchased with other yield considerations.

(g)	Account Balances and Future Policy Benefit Reserves

Policy and contract account balances for interest-sensitive products, which include universal life and fixed deferred annuities, are generally carried at accumulated contract values. For fixed-indexed annuity products, the policyholder obligation is divided into two parts: the first part representing the value of the underlying base contract (host contract); and the second part representing the fair value of the expected index benefit over the life of the contract. The host contract is valued using principles consistent with similar deferred annuity contracts without an index benefit. The index benefit is valued at fair value using current capital market assumptions, such as index and volatility, to estimate future index levels. The index benefit valuation is also dependent upon estimates of future policyholder behavior. The Company must include provisions for the Company’s own credit risk and for risk that the Company’s assumptions about policyholder activity could differ from actual experience. The fair value determination of the index benefit is sensitive to the economic market and interest rate environment, as it is discounted at current market interest rates. There is volatility in this liability due to these external market sensitivities.

Policy and contract account balances for variable annuity products are carried at accumulated contract values. Future policy benefit reserves for any death and income benefits that may exceed the accumulated contract values are established using a range of economic scenarios and are accrued using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. Future policy benefit reserves for accumulation and withdrawal benefits that may exceed account values are established using capital market assumptions, such as index and volatility, along with estimates of future policyholder behavior.

 (Continued)

11

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

Future policy benefit reserves on traditional life products are computed by the net level-premium method based upon estimated future investment yield, mortality, and withdrawal assumptions, commensurate with the Company’s experience, modified as necessary to reflect anticipated trends, including possible unfavorable deviations. Most life reserve interest assumptions range from 2.9% to 6.0%.

(h)	Policy and Contract Claims

Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or long-term care benefits include interest and mortality discounting.

(i)	Reinsurance

The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts and are included in premiums and policy fees, ceded, and benefit recoveries, respectively, on the Statements of Operations. Insurance liabilities are reported before the effects of reinsurance. Account balances and future policy benefit reserves, and policy and contract claims covered under reinsurance contracts are recorded as a reinsurance recoverable on the Balance Sheets. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as receivables on the Balance Sheets. Reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Amounts due to other insurers on assumed business is recorded as a reinsurance payable, and are included in other liabilities on the Balance Sheets.

A gain recognized when the Company enters into a coinsurance agreement with a third-party reinsurer is deferred and recorded in other liabilities on the Balance Sheets. Such gains are amortized into operations over either the revenue-producing period or the claims run-off period, as appropriate, of the related reinsured policies. These amortized gains are recorded in other revenue on the Statements of Operations.

(j)	Investments

The Company classifies certain fixed-maturity securities as “available-for-sale.” Accordingly, the securities are carried at fair value, and related unrealized gains and losses are credited or charged directly to accumulated other comprehensive income in stockholder’s equity, net of tax and related adjustments to DAC and DSI (commonly referred to as shadow adjustments). The adjustments to DAC and DSI represent the change in amortization that would have been required as a charge or credit to operations had such unrealized amounts been realized.

 (Continued)

12

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

In accordance with the investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date they are declared, and interest is accrued as earned. Premiums or discounts on fixed-maturity securities are amortized using the constant yield method.

Mortgage-backed securities and structured securities are amortized using anticipated prepayments. Prepayment assumptions for loan-backed securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments using the retrospective method. Any resulting adjustment is included in interest and similar income, net on the Statements of Operations.

Short-term securities are carried at amortized cost, which approximates fair value. Policy loan balances, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value.

Management completes its own Independent Price Verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the investment managers. The IPV process supports the reasonableness of price overrides and challenges by the investment managers and reviews pricing for appropriateness. Results of the IPV are reviewed by the Company’s Pricing Committee. The fair value of fixed-maturity securities is obtained from third-party pricing sources wherever possible, except for short-term securities, which are priced at amortized cost. Prices obtained from third-party pricing sources are also analytically reviewed by our portfolio custodian for reasonableness.

Realized gains and losses are computed based on the average cost basis of all lots owned of each security.

The Company reviews the available-for-sale investment portfolio each quarter to determine whether or not declines in fair value are other-than-temporary. The Company continues to evaluate factors in addition to average cost and fair value, including credit quality, the extent and duration of the decline, market analysis, current events, recent price declines, likelihood of recovery in a reasonable period of time, and management’s judgment, to determine whether fixed-income securities are considered other-than-temporarily impaired. In addition, the Investments – Debt and Equity Securities Topic of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (Codification) requires that the Company evaluate other-than-temporary impairments (OTTI) on available-for-sale fixed-maturity securities based on additional factors. Specifically, declines in value resulting from changes in risk-free interest rates must also be considered.

When the fair value of a fixed-maturity security is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. The Company evaluates these factors to determine whether the Company or any of its investment managers have an intent to sell a security or a group of securities. Additionally, the Company performs a cash flow projection

 (Continued)

13

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

for several years to determine whether cash needs would require the sale of any securities in an unrealized loss position. If either of these conditions is met, the Company must recognize an OTTI for the difference between the investment’s amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria, and the Company does not expect to recover a security’s amortized cost basis, the security is considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total impairment related to credit loss is considered an OTTI and is recognized in realized investment gains, net on the Statements of Operations. The amount of the total impairment related to other factors is recognized in other comprehensive income, net of impacts to DAC, DSI, and deferred income taxes. For available-for-sale securities that have recognized an OTTI through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the discounted cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases not related to additional credit losses in the fair value of available-for-sale securities are included in accumulated other comprehensive income, included as a separate component in the Statements of Comprehensive Income (Loss).

The Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. The Company uses a probability-weighted cash flow model for corporate bonds to determine the credit loss amount. This measurement is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and significant judgments regarding the future performance of the security. The Company’s probability-weighted cash flow model involves assumptions including, but not limited to, various performance indicators, such as historical and projected default and recovery rates, credit ratings, and current delinquency rates. For structured securities, the Company selects a probability-weighted or best-estimate cash flow model depending on the specifics of the individual security and the information available to measure the expected cash flows of the underlying collateral. In the event that sufficient information is not available to measure the expected cash flows of a structured security in a timely manner due to a lack of available information on the valuation date, the entire decline in fair value is considered to be related to credit loss.

The Company provides a supplemental disclosure on its Statements of Operations that presents the total OTTI losses recognized during the period less the portion of OTTI losses recognized in other comprehensive income to equal the credit-related portion of OTTI that was recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income includes the portion of OTTI losses related to factors other than credit recognized during the period, offset by reclassifications of OTTI losses previously determined to be related to factors other than credit that are determined to be credit related in the current period. The amount presented in the supplemental disclosure on the Statements of Operations represents the portion of OTTI losses

 (Continued)

14

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

recognized in other comprehensive income and excludes subsequent increases and decreases in the fair value of these securities.

Impairments in the value of securities held by the Company, considered to be other-than-temporary, are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statements of Operations. The Company adjusts DAC and DSI for impairments on securities, as discussed in their respective sections of this note.

(k)	Futures Contracts

The Company provides additional benefits through certain life and annuity products, which are linked to the growth in the Standard and Poor’s (S&P) 500 Index and the NASDAQ 100 Index. The Company has analyzed the characteristics of these benefits and uses exchange-traded futures contracts tied to an appropriate underlying index with similar characteristics with the objective to economically hedge these risks. The Company uses exchange-traded futures contracts with the objective to increase the effectiveness of the economic hedge. Management monitors in-force amounts and futures contract values to ensure matching and to identify mismatches. If persistency assumptions were to deviate significantly from anticipated rates, management would purchase or sell futures contracts as deemed appropriate or take other actions.

Futures contracts do not require an initial cash outlay and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded on the Balance Sheets. Gains and/or losses on futures contracts are included in derivative loss on the Statements of Operations.

(l)	Interest Rate Swaps

The Company invests in interest rate swaps through an actively managed investment portfolio. These derivatives are used to hedge cash flows and market risks embedded in certain annuities. The interest rate swaps are reported at fair value as derivatives on the Balance Sheets. The fair value of the interest rate swaps is derived using a third-party vendor software program and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded in derivative loss on the Statements of Operations.

(m)	Receivables

Receivable balances (contractual amount less allowance for doubtful accounts) approximate estimated fair values, which are based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Receivable balances are monitored and allowances for doubtful accounts are maintained based on the nature of the receivable, and the Company’s assessment of the ability to collect. The allowance is estimated by aging the balances due from individual parties and generally setting up an allowance for any balances that are more than 90 days old.

 (Continued)

15

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

(n)	Income Taxes

The Company and the Company’s parent, Allianz Life, file a consolidated federal income tax return with AZOA and many of its wholly owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code and its related regulations, and that reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit on its losses and any other tax attributes to the extent it could have obtained a benefit against the Company’s post-1990 separate return tax liability.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded on the Balance Sheets. Any such change could significantly affect the amounts reported on the Statements of Operations. Management uses best estimates to establish reserves based on facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service (IRS) or the tax courts.

The Company utilizes the asset and liability method of accounting for income tax. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized or that the related temporary differences, such as OTTI, will not reverse over time (see further discussion in note 12).

(o)	Separate Accounts and Annuity Product Guarantees

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company recognizes gains or losses on transfers from the general account to the separate accounts at fair value to the extent of contract holder interests in separate accounts, which are offset by changes in contract holder liabilities. The Company also issues variable annuity contracts through its separate accounts, where the Company provides certain contractual guarantees to the contract holder. These guarantees are in the form of a guaranteed minimum death benefit (GMDB), a guaranteed minimum income benefit (GMIB), a guaranteed minimum accumulation benefit (GMAB), and a guaranteed minimum withdrawal benefit (GMWB). These guarantees

 (Continued)

16

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

provide for benefits that are payable to the contract holder in the event of death, annuitization, or at specified dates during the accumulation period.

Separate account assets supporting variable annuity contracts represent funds for which investment income and investment gains and losses accrue directly to contract holders. Each fund has specific investment objectives, and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise out of any of the other business of the Company. Separate account assets and liabilities are reported as summary totals on the Balance Sheets. Amounts charged to the contract holders for mortality and contract maintenance are included in policy fees on the Statements of Operations. These fees have been earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Changes in GMDB and GMIB are calculated in accordance with the Financial Services – Insurance Topic of the Codification, and are included in policyholder benefits on the Statements of Operations. GMAB and GMWB are considered to be embedded derivatives under the Derivatives and Hedging Topic of the Codification, and the changes in these embedded derivatives are included in change in fair value of annuity embedded derivatives on the Statements of Operations.

The GMDB net amount at risk is defined as the guaranteed amount that would be paid upon death, less the current accumulated contract holder account value. The GMIB net amount at risk is defined as the current amount that would be needed to fund expected future guaranteed payments less the current contract holder account value, assuming that all benefit selections occur as of the valuation date. The GMAB net amount at risk is defined as the current amount that would be added to the contracts less the current contract holder account value. The GMWB net amount at risk is defined as the current accumulated benefit base amount less the current contract holder account value.

The GMDB provides a specified minimum return upon death. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract. The Company’s GMDB options have the following features:

•	Return of Premium: Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments

•	Reset: Provides the greater of a return of premium death benefit or the most recent five-year anniversary account value (prior to age 81), adjusted for withdrawals

•
Ratchet: Provides the greater of a return of premium death benefit or the highest specified anniversary account value (prior to age 81), adjusted for withdrawals. There are three versions of ratchet, with the difference based on the definition of anniversary: quarter, evaluated quarterly; annual, evaluated annually; and six-year, evaluated every sixth year.

The GMIB is a living benefit that provides the contract holder with a guaranteed annuitization value. The GMIB features are:

•	Return of Premium: Provides the greater of account value or total deposits made to the contract, less any partial withdrawals and assessments

 (Continued)

17

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

•
Rollup: Provides an annuitization value equal to the greater of account value and premiums, adjusted for withdrawals accumulated with a compound interest rate, which is subject to a cap for certain interest rates and products

The GMDB and GMIB liabilities are determined each period by estimating the expected future claims in excess of the associated account balances. The Company regularly evaluates estimates and adjusts the additional liability balance, with a related charge or credit to policyholder benefits on the Statements of Operations, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions were used to determine the GMDB and GMIB liabilities as of December 31, 2012 and 2011:

•	100 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 6.5% and 7.6% for 2012 and 2011, respectively.

•	Volatility assumption was 13.4% and 13.7% for 2012 and 2011, respectively.

•
Mortality assumption of 94.0% and 97.3% of the Annuity 2000 Mortality Table for actively sold variable annuity products for 2012 and 2011, respectively, and 50% of the 1994 MGDB Mortality Table for all other products.

•	Lapse rates vary by contract type and duration. Spike rates could approach 40%, with an ultimate rate around 15%.

•	Discount rates vary by contract type and are equal to an assumed long-term investment return (6.5%), less the applicable mortality and expense rate.

•	GMIB contracts contain a dynamic lapse assumption. For example, if the contract is projected to have a large additional benefit, then it becomes less likely to lapse.

The GMAB is a living benefit that provides the contract holder with a guaranteed value that was established at least five years prior at each contract anniversary. This benefit is first available at the fifth contract anniversary, seventh contract anniversary, or tenth contract anniversary depending on the type of contract. Depending on the contract holder’s selection at issue, this value may be either a return of premium or may reflect market gains, adjusted at least proportionately for withdrawals. The contract holder also has the option to reset this benefit.

The GMWB is a living benefit that provides the contract holder with a guaranteed amount of income in the form of partial withdrawals. The benefit is payable provided the covered person is between the specified ages in the contract. The benefit is a fixed rate (depending on the age of the covered person) multiplied by the benefit base in the first year the benefit is taken and contract value in following years. The benefit does not decrease if the contract value decreases due to market losses. The benefit can decrease if the contract value is reduced by withdrawals. The benefit base used to

 (Continued)

18

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

calculate the initial benefit is the maximum of the contract value, the quarterly anniversary value, or the guaranteed annual increase of purchase payments (capped at twice the total purchase payments).

The GMAB and GMWB liabilities are determined each period as the difference between expected future claims and the expected future profits. One result of this calculation is that these liabilities can be negative (contra-liability). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to change in fair value of annuity embedded derivatives on the Statements of Operations, if experience or other evidence suggests that earlier assumptions should be revised. Products featuring these benefits were first issued in 2007. In the calendar year that a product launches, the reserves are set to zero, until the policy’s first anniversary date.

The following assumptions were used to determine the GMAB and GMWB liabilities as of December 31, 2012 and 2011:

•	1000 stochastically generated investment performance scenarios.

•	Market volatility assumption varies by fund type and grades from a current volatility number to a long-term assumption over four years as shown below:

[Missing Graphic Reference]

[Missing Graphic Reference]

•
Mortality assumption of 94.0% and 97.3% of the Annuity 2000 Mortality Table for actively sold variable annuity products for 2012 and 2011, respectively, and 50% of the 1994 MGDB Mortality Table for all other products.

 (Continued)

19

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

•	Lapse rates vary by contract type and duration. Spike rates could approach 40%, with an ultimate rate around 15%.

•	Discount rates are the current month’s U.S. Treasury rates plus a company specific spread.

The Company has in-force fixed-indexed annuities with a GMWB as an optional rider. The GMWB has a roll-up feature. The net amount at risk is partially limited because the contract holder account value has an annual credit that is floored at zero. Since the account value cannot decrease, in contrast to a variable annuity, the difference between the withdrawal value and the account value will not diverge to the degree that is possible in a variable annuity.

(p)	Permitted Statutory Accounting Practices

The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis prescribed or permitted by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company did not have any permitted practices in effect in 2012.

(q)	Recently Issued Accounting Pronouncements – Adopted

In July 2011, the FASB issued guidance requiring entities to present net income and other comprehensive income in either a single continuous statement or in two separate, but consecutive, statements of net income and other comprehensive income. The option to present items of other comprehensive income in the statement of changes in equity is eliminated. An entity is required to display each component of net income and each component of other comprehensive income under either alternative. In addition, under both alternatives, totals need to be displayed for comprehensive income and each of its two parts: net income and other comprehensive income. In December 2011, the FASB issued guidance to defer the requirement to present the components of reclassification of other comprehensive income on the face of the income statement. Reporting entities would still be required to adopt the other requirements contained in the guidance. The guidance should be applied retrospectively. It is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company adopted this guidance on December 31, 2012. The guidance did not have a financial impact on the Company’s Financial Statements as it applies only to financial statement presentation.

In May 2011, the FASB amended guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The amendments clarify FASB’s intent about the application of existing fair value measurement and disclosure information. For example, the application of the highest and best use and valuation premise concepts may not be used for measuring the fair value of financial instruments. The concepts may still be applied to nonfinancial assets and nonfinancial liabilities. The amendments also include new disclosure requirements. For example, all transfers between Level 1 and Level 2 must be disclosed. Previously, only significant transfers required disclosure. For Level 3 items, the new requirements include disclosing quantitative information about the unobservable

 (Continued)

20

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

inputs used in fair value measurements, the valuation processes, and the sensitivity of the measurement to changes in unobservable inputs and any interrelationships between those unobservable inputs. The new requirements also stated that for each class of assets and liabilities not measured at fair value in the statement of financial position but for which the fair value is disclosed, the fair value of these assets and liabilities must be disclosed by the level within the fair value hierarchy. The guidance is effective for interim and annual periods beginning on or after December 15, 2011. The Company adopted this guidance beginning January 1, 2012. The guidance did not have a financial impact on the Company’s Financial Statements.

In October 2010, the FASB issued guidance that changes the accounting for costs associated with acquiring or renewing insurance contracts. Specifically, the guidance changes the definition of acquisition costs eligible for deferral. The new definition is meant to reduce diversity in practice regarding the types of expenses treated as DAC in the insurance industry. The new DAC definition states that acquisition costs include only those incremental costs that are directly related to the successful acquisition of insurance contracts. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions sold by independent third parties and incremental direct costs of contract acquisition that are incurred in transactions sold by employees. Additionally, an entity may capitalize as DAC only those advertising costs meeting the capitalization criteria for direct-response advertising. All other acquisition costs are to be charged to expense as incurred. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. The Company adopted this guidance beginning January 1, 2012. In 2012, the Company capitalized $18,078 of acquisition costs compared to $20,123 that would have been capitalized if the Company’s previous policy had continued to be applied.

In July 2010, the FASB issued guidance, which increases disclosures that entities must make about the credit quality of financing receivables and the allowance for credit losses. A finance receivable is defined as a contractual right to receive money on demand or on fixed or determinable dates that is recognized as an asset in the Company’s Balance Sheets. Entities are required to provide disclosures for both the finance receivables and related allowance for credit losses at disaggregated levels. The level of disaggregation is determined by the portfolio segment and class of a financing receivable. A portfolio segment is defined as the level at which an entity develops and documents a systematic method for determining its allowance for credit losses. Classes of financing receivables generally are a disaggregation of a portfolio segment. Additional guidance is provided to determine the appropriate level of disaggregation. The disclosures as of the end of a reporting period are effective for interim and annual periods ending on or after December 15, 2010. The disclosures about the activity that occurs during a reporting period are effective for interim and annual periods beginning on or after December 15, 2010. In January 2011, the FASB deferred the effective date of disclosures about troubled debt restructurings included in this guidance. The Company included the disclosures as of December 31, 2012 and 2011, in note 6. There was no financial impact on the Company’s Financial Statements as this relates to disclosures only.

In April 2010, the FASB issued guidance clarifying how investments held through separate accounts affect an insurer’s consolidation analysis of those investments. An insurance enterprise should not consider any separate account interests in an investment held for the benefit of policyholders to be

 (Continued)

21

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

the insurer’s own interests. Accordingly, the insurer should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation unless the separate account investments are held by a related party. This clarification also provides guidance on how an insurer should consolidate an investment fund in situations in which the insurer concludes that consolidation is required. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010. The Company adopted this guidance on January 1, 2011, and there was no impact on the Company’s Financial Statements.

In January 2010, FASB updated guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The guidance requires additional disclosures for the transfers in and out of Level 1 and Level 2 fair value measurements as well as more detailed disclosures regarding purchases, sales, issuances, and settlements in the rollforward of Level 3 fair values. The guidance also clarifies existing disclosures and suggests that an entity should provide fair value measurement disclosures for each class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. An entity needs to use judgment in determining the appropriate classes of assets and liabilities. An entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. The guidance is effective for fiscal years beginning after December 15, 2009, except for the gross presentation of the Level 3 rollforward, which is required for annual reporting periods beginning after December 15, 2010. The Company adopted this guidance as of December 31, 2010, except for the gross presentation of the Level 3 rollforward, which was adopted as of January 1, 2011, and there was no financial impact on the Company’s Financial Statements as it relates to disclosures only.

(r)	Recently Issued Accounting Pronouncements – To Be Adopted

In October 2012, the FASB issued technical corrections and improvements to amend multiple Topics within the Codification. The most significant of these amendments is a change to the definition of fair value applicable to employee benefit plans and defined contribution plans. Previously, the definition of fair value applied to those plans was inconsistent with the definition of fair value in the Codification and the technical corrections and improvements conform the definition, while retaining the exception for health and welfare benefit plans and defined contribution plans to reduce the measurement by the costs to sell, if those costs are significant. This guidance is effective for fiscal years beginning after December 15, 2012, and the Company does not expect the guidance to have a material financial impact on the Company’s Financial Statements.

In December 2011, the FASB issued guidance that amended the Disclosures about Offsetting Assets and Liabilities Topic in the Codification. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will disclose both gross and net information about instruments and transactions eligible for offset in the statement of financial position as well as instruments and transactions subject to an agreement similar to a master netting arrangement. Also, the guidance requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. An entity is required to apply the

 (Continued)

22

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

amendments for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The disclosures should be applied retrospectively for all comparative periods presented. The guidance will have no financial impact on the Company’s Financial Statements as it applies only to disclosures.

In July 2011, the FASB issued guidance that addresses how health insurers should recognize and classify, in their income statements, fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act (the Acts). The Acts impose an annual fee (not tax deductible) on health insurers for each calendar year beginning on or after January 1, 2014. The liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the calendar year with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. The guidance is effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. The Company does not expect the guidance to have a material financial impact on the Company’s Financial Statements.

(s)	Accounting Changes

On September 30, 2012, the Company applied a prospective change to its method of grouping insurance policies for measuring amortization of DAC and DSI for its variable annuity policies. This change was a change in estimate that is inseparable from the effect of a related change in accounting principle. In 2012, the new DAC and DSI Groupings better reflect the way the Company examines the profitability of its variable business and results in more logical amortization rates, sensitivities, and other analyses. The implementation of this change resulted in additional income from operations before income taxes of $4,820 for the year ended December 31, 2012.

(3)	Risk Disclosures

The following is a description of the most significant risks facing the Company and how the Company attempts to mitigate those risks:

(a)	Credit Risk

Credit risk is the risk that issuers of fixed-rate and variable-rate income securities or transactions with other parties, such as reinsurers, default on their contractual obligations, resulting in unexpected credit losses.

The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk taken in the investment portfolio is influenced by management’s risk/return preferences, the economic and credit environment, and the relationship of credit risk in the asset portfolio to liabilities.

 (Continued)

23

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

(b)	Credit Concentration Risk

Credit concentration risk is the risk of increased exposure to major asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored regularly.

The Company’s Finance Committee, responsible for asset/liability management issues (ALM), recommends an investment policy to the Company’s Board of Directors (BOD). The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and subsequently the BOD review the policy and mandates at least annually.

To further mitigate this risk, internal concentration limits based on credit rating have been established and are monitored monthly. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of New York basket clause.

(c)	Liquidity Risk

Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in loss of realized value or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Market or Company conditions may preclude access to, or cause disruption of, outside sources of liquidity (e.g., through borrowing, affiliate advances, reinsurance, or securitization) upon which an insurance company typically relies on in the normal course of business. Additionally, the Company may not be able to sell large blocks of assets at current market prices. Liquidity risk also arises from uncertain or unusual cash demands from catastrophic events.

The Company manages liquidity in the investment portfolio and with ALM strategies. The Company has established cash limits, which are approved by the Company’s Risk Committee, and the Company monitors its cash position daily. The Company also sets target levels for the portfolio to invest in more liquid assets.

(d)	Interest Rate Risk

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins. This is also the risk that interest rates will change and cause an increase in the value of variable annuity guarantees.

 (Continued)

24

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

Asset and liability matching models are used by the Company to mitigate interest rate risk due to the close relationship between its interest rate sensitive assets and liabilities. The Company considers both the maturity and duration of the asset portfolio as compared with the expected duration of the liability reserves. The Company also has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company limits interest rate risk on variable annuity guarantees through interest rate hedges.

(e)	Equity Market Risk

Equity market risk is the risk that movements in the equity markets will result in losses to assets held by the Company or that product features tied to equity markets will increase in value by more than held assets. The policy value of fixed index annuity products increases based on the growth of market indexes. The Company uses exchange-traded futures to assist in managing potential policyholder benefit obligations.

In addition, equity risk is present in variable annuity products with guarantees, which provide a guaranteed level of payments irrespective of market movements. The Company has adopted an economic hedging program using derivative instruments to manage the equity market risk to provide for excess guarantee payments in those situations when the separate account assets are not sufficient to provide for them. Equity market risk is also partially mitigated by separate account fund allocation restrictions.

The Company regularly monitors the impact of equity stress scenarios on assets and liabilities.

(f)	Legal/Regulatory Risk

Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contract holders.

The Company mitigates this risk by monitoring all market-related exposure, participating in national and international discussions relating to legal, regulatory, and accounting changes that may impact the business. A formal process exists to assess the Company’s risk exposure to changes in regulation. The Company also believes it has defined suitability standards that are at least as rigorous as, and usually exceed, the requirements of regulators.

(g)	Ratings Risk

Ratings risk is the risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that the Company is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the

 (Continued)

25

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

design of transactions to minimize the adverse impact of this risk. Stress tests are performed monthly to assess how rating agency capital adequacy models would be impacted by severe economic events.

(h)	Mortality Risk

Mortality risk is the risk that life expectancy assumptions used by the Company to price its life insurance business are too aggressive (i.e., individuals live shorter than expected lives). The Company mitigates this risk primarily through reinsurance whereby the Company cedes a significant portion of its new and existing mortality risk to third parties. The Company also reviews its mortality assumptions at least annually and reviews mortality experience periodically. This risk is also managed through the underwriting process.

(i)	Reinsurance Risk

Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.

The Company mitigates this risk by requiring counterparties to meet certain thresholds related to the counterparty’s credit rating, exposure, or other factors. If thresholds are not met, counterparties are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities. Also, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies at least quarterly.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.

 (Continued)

26

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

(4)	Investments

(a)	Fixed-Maturity Securities

At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of available-for-sale securities are as shown in the following tables:

					OTTI in
					accumulated
		Gross	Gross		other
	Amortized	unrealized	unrealized	Fair	comprehensive
	cost	gains	losses	value	income
2012:
Fixed-maturity securities:
U.S. government	$31,545	1,264	—	32,809	—
States and political
subdivisions	18,094	652	211	18,535	—
Foreign government	558	65	—	623	—
Public utilities	37,070	6,644	30	43,684	—
Corporate securities	361,419	48,701	252	409,868	—
Mortgage-backed
securities	188,345	17,670	8	206,007	—
Total	$637,031	74,996	501	711,526	—

					OTTI in
					accumulated
		Gross	Gross		other
	Amortized	unrealized	unrealized	Fair	comprehensive
	cost	gains	losses	value	income
2011:
Fixed-maturity securities:
U.S. government	$36,856	4,388	—	41,244	—
States and political
subdivisions	7,056	459	—	7,515	—
Foreign government	574	56	—	630	—
Public utilities	50,401	9,656	83	59,974	—
Corporate securities	343,098	39,462	3,540	379,020	—
Mortgage-backed
securities	187,937	14,671	6	202,602	—
Total	$625,922	68,692	3,629	690,985	—

 (Continued)

27

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

The net unrealized gains on available-for-sale securities consist of the following at December 31:

	2012	2011	2010
Available-for-sale:
Fixed-maturity securities	$74,495	65,063	36,971
Adjustments for:
DAC	(17,411)	(22,900)	(13,555)
DSI	(4,852)	(4,507)	(2,272)
URR	145	—	—
Deferred taxes	(18,332)	(13,179)	(7,400)
Net unrealized gains	$34,045	24,477	13,744

The amortized cost and fair value of available-for-sale fixed-maturity securities at December 31, 2012, by contractual maturity, are shown below:

	Amortized
	cost	Fair value
Available-for-sale:
Due in one year or less	$6,989	7,151
Due after one year through five years	112,767	124,705
Due after five years through ten years	230,178	256,557
Due after ten years	98,752	117,106
Mortgage-backed securities	188,345	206,007
Total available-for-sale fixed-maturity
securities	$637,031	711,526

Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. The amortized cost of fixed-maturity securities with rights to call or prepay without penalty is $221,949 as of December 31, 2012.

Proceeds from sales of fixed-maturity securities are presented in the table below:

	2012	2011	2010
Fixed-maturity securities:
Proceeds from sales	$134,346	68,328	20,113

As of December 31, 2012 and 2011, investments with a carrying value of $1,668 and $2,533, respectively, were pledged to the New York Superintendent of Insurance, as required by statutory regulation.

 (Continued)

28

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

The Company’s available-for-sale securities portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

(b)	Unrealized Investment Losses

Unrealized losses on available-for-sale securities and the related fair value as of December 31 are shown below:

	12 months or less		Greater than 12 months		Total
		Unrealized		Unrealized		Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
2012:
Fixed-maturity securities:
States and political
subdivisions	$4,323	211	—	—	4,323	211
Public utilities	—	—	517	30	517	30
Corporate securities	11,842	76	794	176	12,636	252
Mortgage-backed
securities	1,008	8	—	—	1,008	8
Total
temporarily
impaired
available-
for-sale
securities	$17,173	295	1,311	206	18,484	501
2011:
Fixed-maturity securities:
Public utilities	$—	—	466	83	466	83
Corporate securities	45,343	2,577	2,721	963	48,064	3,540
Mortgage-backed
securities	2,555	6	—	—	2,555	6
Total
temporarily
impaired
available-
for-sale
securities	$47,898	2,583	3,187	1,046	51,085	3,629

As of December 31, 2012 and 2011, there were 10 and 37 available-for-sale fixed-maturity securities that were in an unrealized loss position, respectively.

As of December 31, 2012 and 2011, of the total amount of unrealized losses, $325 or 64.9% and $2,808 or 77.4%, respectively, are related to unrealized losses on investment-grade securities. Investment grade is defined as a security having a credit rating of Aaa, Aa, A, or Baa from Moody’s or a rating of AAA, AA, A, or BBB from S&P, or a NAIC rating of 1 or 2 if a Moody’s or S&P rating is not available. Unrealized losses on securities are principally related to changes in interest

 (Continued)

29

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received. As mentioned in note 2, the Company reviews these securities regularly to determine whether or not declines in fair value are other-than-temporary. Further, as the Company neither has an intention to sell nor does it expect to be required to sell the securities outlined above, the Company did not consider these investments to be other-than-temporarily impaired.

(c)	OTTI Losses

The following table presents a rollforward of the Company’s cumulative credit impairments on fixed-maturity securities held at December 31:

	2012	2011
Balance as of January 1	$270	—
Additions for credit impairments recognized on:
Securities not previously impaired	169	270
Reductions for credit impairments previously on:
Securities that matured or were sold during
the period	(439)	—
Balance as of December 31	$—	270

(d)	Realized Investment Gains

Gross and net realized investment gains for the respective years ended December 31 are summarized as follows:

	2012	2011	2010
Fixed-maturity securities:
Gross gains on sales	$14,894	2,152	1,057
Gross losses on sales	(223)	(277)	(188)
OTTI	(169)	(270)	—
Net realized investment
gains	$14,502	1,605	869

 (Continued)

30

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

(e)	Interest and Similar Income

Major categories of interest and similar income, net for the respective years ended December 31 are shown below:

	2012	2011	2010
Interest and similar income:
Fixed-maturity securities	$31,075	32,790	27,487
Short-term securities	33	15	23
Policy loans	27	24	31
Other	20	6	21
Total	31,155	32,835	27,562
Less:
Investment expenses	305	251	234
Total interest and
similar income, net	$30,850	32,584	27,328

(f)	Variable Interest Entities

In the normal course of business, the Company enters into relationships with various entities that are deemed to be Variable Interest Entities (VIEs). A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity’s expected losses, and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE.

The Company invests in structured securities that include VIEs. These structured securities typically invest in fixed-income investments managed by third parties and include mortgage-backed securities and collateralized mortgage obligations.

The Company has carefully analyzed the VIEs to determine whether the Company is the primary beneficiary, taking into consideration whether the Company or the Company together with its affiliates has the power to direct the activities of the VIE that most affect its economic performance and whether the Company has the right to benefits from the VIE. Based on that analysis, the Company has concluded that it is not the primary beneficiary and, as such, did not consolidate any VIEs in the Financial Statements. The structured securities are classified as fixed-maturity securities, available-for-sale on the Balance Sheets and reported at fair value.

The Company’s maximum exposure to loss from these entities is limited to their carrying value. The Company has not provided, and has no obligation to provide, material, financial, or other support that was not previously contractually required to these entities. The Company had no liabilities recorded as of December 31, 2012 or 2011, related to these entities.

 (Continued)

31

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

(g)	Derivative and Hedging Instruments

The Company uses derivatives as a risk management strategy to economically hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities are recorded at fair value in the Financial Statements using valuation techniques further discussed in note 5. None of the derivative investments held by the Company qualify as hedging instruments for accounting purposes.

Interest Rate Swaps

In 2012, the Company began utilizing interest rate swaps to economically hedge certain variable annuity guarantee benefits. The Company can receive the fixed or variable rate. The interest rate swaps are traded in 10-, 20-, and 30-year maturities. The Company will only enter into over-the-counter (OTC) interest rate swap contracts with counterparties rated A– or better. The interest rate swaps are subject to the rules of the International Swaps and Derivatives Association, Inc. and associated Credit Support Annex agreements. At December 31, 2012, the Company had net receivable positions from counterparties of $2,159. Collateral posted on the receivable positions at December 31, 2012 had a fair value of $2,101. At December 31, 2012, the Company also had net liability positions to counterparties of $5,430. Collateral posted on the liability positions at December 31, 2012 had a fair value of $1,525, and is included in fixed-maturity securities in the Balance Sheets.

Futures

The Company utilizes futures to economically hedge fixed-indexed annuity and variable annuity guarantees. The futures contracts do not require an initial investment and the Company is required to settle cash daily based on movements of the representative index. Therefore, no asset or liability is recorded as of December 31, 2012 and 2011.

The Company is required to post collateral for futures contracts by the Chicago Mercantile Exchange. The Company retains ownership of the collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. Collateral posted at December 31, 2012 and 2011 had a fair value of $13,279 and $18,440, respectively, and is included in fixed-maturity securities on the Balance Sheets.

Embedded Derivatives

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB, which are measured at fair value separately from the host variable annuity contract, with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations. These embedded derivatives are classified within account balances and future policy benefit reserves on the Balance Sheets.

Certain fixed-indexed annuity products and universal life policies include a market value liability option (MVLO), which is essentially an embedded derivative with equity-indexed features. This embedded derivative is reported within account balances and future policy benefit reserves on the

 (Continued)

32

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

Balance Sheets with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations.

The following table presents the balance sheet location and the fair value of the derivatives, including embedded derivatives, as of December 31:

	Fair value
Derivative instruments, net	2012	2011
GMWB	$(52,138)	(59,242)
GMAB	(14,527)	(14,971)
MVLO	(28,960)	(20,102)
Interest rate swaps	(3,271)	—
Total derivative instruments, net	$(98,896)	(94,315)
Location in Balance Sheets
Derivatives	$2,159	—
Account balances and future policy benefit reserves	(95,625)	(94,315)
Other derivative liabilities	(5,430)	—
Total derivative instruments, net	$(98,896)	(94,315)

The following table presents the gains or losses recognized in income on the various derivative instruments:

Derivative		Amount of gains (losses) on derivatives
instruments,	Location in	recognized for the years ended December 31
net	statements of operations	2012	2011	2010
GMWB	Change in fair value of annuity
	embedded derivatives	$7,103	(54,353)	(5,613)
GMAB	Change in fair value of annuity
	embedded derivatives	(290)	(11,781)	(1,311)
MVLO	Change in fair value of annuity
	embedded derivatives	(9,286)	3,778	2,992
	Total change in fair
	value of annuity
	embedded derivatives	(2,473)	(62,356)	(3,932)
MVLO	Policy fees	301	(4,379)	(4,451)
MVLO	Policyholder benefits	127	(276)	(329)
Interest rate swaps	Derivative loss	110	—	—
Futures	Derivative loss	(14,786)	(8,116)	(10,267)
	Total derivative loss	$(16,721)	(75,127)	(18,979)

 (Continued)

33

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

(5)	Fair Value Measurements

The Fair Value Measurements and Disclosures Topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)	Quoted prices for similar assets or liabilities in active markets

(b)	Quoted prices for identical or similar assets or liabilities in markets that are not active

(c)	Inputs other than quoted prices that are observable

(d)	Inputs that are derived principally from or corroborated by observable market data by correlation or other means

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each valuation was classified into Level 1, 2, or 3.

 (Continued)

34

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

The following tables present the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	Total	Level 1	Level 2	Level 3
2012:
Assets accounted for at fair value:
Fixed-maturity securities:
U.S. government	$32,809	32,809	—	—
States and political
subdivisions	18,535	—	18,535	—
Foreign government	623	—	623	—
Public utilities	43,684	—	43,684	—
Corporate securities	409,868	—	408,766	1,102
Mortgage-backed securities	206,007	—	206,007	—
Derivative asset	2,159	—	2,159	—
Separate account assets	1,577,274	1,577,274	—	—
Total assets accounted
for at fair value	$2,290,959	1,610,083	679,774	1,102
Liabilities accounted for at fair
value:
Derivative liability	$5,430	—	5,430	—
Separate account liabilities	1,577,274	1,577,274	—	—
Annuity embedded
derivative liabilities (1)	95,625	—	—	95,625
Total liabilities
accounted for at
fair value	$1,678,329	1,577,274	5,430	95,625

 (Continued)

35

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

	Total	Level 1	Level 2	Level 3
2011:
Assets accounted for at fair value:
Fixed-maturity securities:
U.S. government	$41,244	41,244	—	—
States and political
subdivisions	7,515	—	7,515	—
Foreign government	630	—	630	—
Public utilities	59,974	—	59,974	—
Corporate securities	379,020	—	377,990	1,030
Mortgage-backed securities	202,602	—	202,602	—
Separate account assets	1,182,126	1,182,126	—	—
Total assets accounted
for at fair value	$1,873,111	1,223,370	648,711	1,030
Liabilities accounted for at fair
value:
Separate account liabilities	$1,182,126	1,182,126	—	—
Annuity embedded derivative
liabilities (1)	94,315	—	—	94,315
Total liabilities
accounted for
at fair value	$1,276,441	1,182,126	—	94,315

(1)	Annuity embedded derivative liabilities are reported in account balances and future policy benefit reserves on the Balance Sheets.

The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability).

(a)	Valuation of Fixed-Maturity Securities

The fair value of fixed-maturity securities is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, municipal securities rulemaking board (MSRB) reported trades, nationally recognized municipal securities information repository (NRMSIR) material event notices, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In certain cases, including

 (Continued)

36

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

private placement securities as well as certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.

Generally, Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2 because the inputs used are market observable. Bonds for which prices were obtained from broker quotes and private placement securities that are internally priced are included in Level 3.

The Company is responsible for establishing and maintaining an adequate internal control structure to prevent or detect material misstatements related to fair value measurements and disclosures. This responsibility is especially important when using third parties to provide valuation services.

The Company’s control framework around third-party valuations begins with obtaining an understanding of the pricing vendor’s methodologies. A Pricing Committee is in place that meets quarterly to establish and review a pricing policy, which includes approving any changes to pricing sources, assessing reasonableness of pricing services and addressing any ad hoc valuation issues that arise. The pricing methodologies used by the service providers and internal control reports provided by the service providers are reviewed by management.

In addition to monitoring the third-party vendor’s policies, the Company is also responsible for monitoring the valuation results. Controls are in place to monitor the reasonableness of the valuations received. These controls include price–analytic reports that monitor significant fluctuations in price as well as an independent price verification process by which the Company obtains prices from vendors other than the primary source and compares them for reasonableness. Results of the independent price verification are also reviewed by the Pricing Committee.

There are limited instances in which the primary third-party vendor is not used to obtain prices for fixed–maturity securities. These instances include private placement securities and certain other immaterial portfolios priced by a secondary external vendor.

At December 31, 2012 and 2011, private placement securities of $1,102 and $1,030, respectively, were included in Level 3. Internal pricing models based on market proxy securities, and U.S. Treasury rates, which are monitored monthly by the investment manager for reasonableness, are used to value these holdings. This includes ensuring there are no significant credit events impacting the proxy security and that the spreads used are still reasonable under the circumstances.

(b)	Valuation of Separate Account Assets and Liabilities

Separate account assets are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in mutual funds with the following investment types: bond; domestic equity; international equity; or specialty. The separate account funds also hold certain money market funds. Mutual fund investments are generally included in Level 1. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in corporate bonds or other fixed-maturity securities, that portion could be considered a Level 2 or Level 3). In accordance with

 (Continued)

37

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

the Financial Services – Insurance Topic of the Codification, the fair value of separate account liabilities is set to equal the fair value of separate account assets.

(c)	Valuation of Embedded Derivatives

Embedded derivatives principally include the equity-indexed features contained in fixed-indexed annuity products and certain variable annuity riders. Embedded derivatives are recorded in the Financial Statements at fair value with changes in fair value adjusted through net income (loss).

Fair values of the embedded derivative liabilities are calculated based on internally developed models because active, observable markets do not exist for these liabilities. Fair value is derived from techniques in which one or more significant inputs are unobservable and are included in Level 3. These fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

The fair value of the embedded derivative contained in the fixed-indexed annuity products is the sum of the current year’s option value projected stochastically, the projection of future index growth at the option budget, and the historical interest/equity-indexed credits. The valuation of the embedded derivative includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined by taking into consideration publicly available information on industry default risk with considerations for the Company’s own credit profile. Risk margin is incorporated into the valuation model to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and future equity index caps or participation rates. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing, and variations in actuarial assumptions regarding policyholder behavior and risk margin related to noncapital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income (loss).

The Company issues certain variable annuity products with guaranteed minimum benefit riders, including GMWB and GMAB riders. GMWB and GMAB riders are embedded derivatives, which are measured at fair value separately from the host variable annuity contract with changes in fair value reported in change in fair value of annuity embedded derivatives on the Statements of Operations. These embedded derivatives are reported within account balances and future policy benefit reserves on the Balance Sheets. The fair value for these riders is estimated using the present value of future benefits minus the present value of future fees using actuarial and capital market assumptions related to the projected cash flows over the expected lives of the contracts. A risk neutral valuation methodology is used under which the cash flows from the riders are projected under multiple capital market scenarios using observable London Interbank Offered Rate (LIBOR). These cash flows are then discounted using the current month’s Treasury Rates plus a company specific spread. The valuation of these riders includes an adjustment for the Company’s own credit standing and a risk margin for noncapital market inputs. The Company’s own credit adjustment is determined taking into consideration publicly available information relating to the Company’s claims

 (Continued)

38

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

paying ability. Risk margin is established to capture the noncapital market risks of the instrument, which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of certain actuarial assumptions including surrenders, annuitization, and premium persistency. The establishment of the risk margin requires the use of significant management judgment. These riders may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility, changes in the Company’s own credit standing and variations in actuarial assumptions regarding policyholder behavior, and risk margins related to noncapital market inputs may result in significant fluctuations in the fair value of the riders that could materially affect net income (loss).

(d)	Level 3 Rollforward
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

								Realized
								(losses)
								included in
								net income
								(loss)
								related to
								financial
			Other	Purchases	Sales	Transfer in		instruments
	Beginning	Net income	comprehensive	and	and	and/or on	Ending	still held
	balance	(loss)	income	issuances	settlements	Level 3, net	balance	at December 31
2012:
Fixed-maturity securities:
Corporate securities	$1,030	—	72	—	—	—	1,102	—
Total fixed-
maturity
securities	$1,030	—	72	—	—	—	1,102	—
Annuity embedded
derivative liabilities	$(94,315)	30,717	—	(34,598)	2,571	—	(95,625)	(3,881)
2011:
Fixed-maturity securities:
Corporate securities	$997	—	33	—	—	—	1,030	—
Total fixed-
maturity
securities	$997	—	33	—	—	—	1,030	—
Annuity embedded
derivative liabilities	$(27,304)	(43,645)	—	(24,791)	1,425	—	(94,315)	(68,436)
(e)	Transfers
The Company reviews its fair value hierarchy classifications annually. This review could reveal that previously observable inputs for specific assets or liabilities are no longer available or reliable. For example, the market for a Level 1 asset becomes inactive. In this case, the Company may need to adopt a valuation technique that relies on observable or unobservable components causing the asset to be transferred to Level 2 or Level 3. Alternatively, if the market for a Level 3 asset or liability

 (Continued)

39

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

becomes active, the Company will report a transfer out of Level 3. Transfers in and/or out of

Level 1, 2, and 3 are reported as of the beginning of the period in which the change occurs.

There were no transfers of securities between Level 1 and Level 2 for the years ended December 31, 2012 and 2011. Additionally, there were no net transfers in or out of Level 3 for the years ended December 31, 2012 and 2011.

(f)	Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs

The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities on a recurring basis at December 31:

Range
			Valuation	Unobservable	(weighted
		Fair value	technique	input	average)
2012:
Fixed-maturity securities:
Available-for-sale:
	Corporate securities	$1,102	Matrix pricing	Public
benchmark
				yield *	3.32% (3.32%)
Annuity and life embedded
derivative liabilities:
	MVLO	(28,960)	Discounted
			cash flow	Annuitizations	0-25%
				Surrenders	0-25%
				Mortality **	0-100%
Withdrawal
Benefit
				Election	0-50%
	GMWB and GMAB	(66,665)	Discounted
			cash flow	Surrenders	0.5-35%
				Mortality **	0-100%
*	No range is applicable due to only one security within classification or the same assumption used on all securities.
**	Mortality assumptions are derived by applying management determined factors to the Annuity
2000 Mortality Table for MVLO and actively issued GMWB and GMAB and the 1994 MGDB
Mortality Table for all other GMWB and GMAB.

(g)	Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Fixed-maturity securities matrix pricing: The primary unobservable input used in the matrix pricing model is a yield applied to a benchmark security. A significant yield increase in isolation could result in a decreased fair value, while a significant yield decrease could result in an increased fair value.

 (Continued)

40

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

Annuity and Life embedded derivative liabilities: A significant increase (decrease) in the utilization of annuitization benefits could result in a higher (lower) fair value. A significant decrease (increase) in mortality rates, surrender rates, or utilization of lifetime income benefits could result in a higher (lower) fair value.

(h)	Nonrecurring Fair Value Measurements

Occasionally, certain assets and liabilities are measured at fair value on a nonrecurring basis (e.g., impaired assets). At December 31, 2012 and 2011, there were no assets or liabilities reported at fair value on a nonrecurring basis.

(i)	Fair Value of Financial Assets and Liabilities

The following table presents the carrying amounts and fair values of financial assets and liabilities at December 31:

	2012					2011
	Carrying	Fair value				Carrying	Fair
	amount	Level 1	Level 2	Level 3	Total	amount	value
Financial assets:
Policy loans	$261	—	261	—	261	354	354
Financial liabilities:
Investment contracts	$675,759	—	—	676,055	676,055	700,645	700,779

Policy loans, which are supported by the underlying cash value of the policies, are carried at unpaid principal balances, which approximate fair value. Therefore, fair value is classified as Level 2.

Investment contracts include certain reserves related to deferred annuity products. These reserves are included in account balances and future policy benefit reserves on the Balance Sheets. The fair values of investment contracts, which include deferred annuities and other annuities without significant mortality risk, are determined by testing amounts payable on demand against discounted cash flows using market interest rates commensurate with the risks involved, including consideration of the Company’s own credit standing and a risk margin for noncapital market inputs.

Changes in market conditions subsequent to year-end may cause fair values calculated subsequent to year-end to differ from the amounts presented herein.

(6)	Financing Receivables

The Company’s financing receivables comprise nontrade receivables. Nontrade receivables are amounts for policy or contract premiums due from the agents and broker-dealers, or amounts due from reinsurers. The nontrade receivables are evaluated on a collective basis for impairment. For additional information, see note 2 for nontrade receivables.

 (Continued)

41

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

Rollforward of Allowance for Credit Losses

The allowance for credit losses and recorded investment in financing receivables as of December 31 are shown below:

Nontrade
receivables
2012:
Allowance for credit losses:
Beginning balance	$40
Provision	(25)
Ending balance	15
Ending balance collectively evaluated
for impairment	$15
Financing receivables:
Ending balance	$123
Ending balance collectively evaluated
or impairment	$123

Nontrade
receivables
2011:
Allowance for credit losses:
Beginning balance	$59
Provision	(19)
Ending balance	40
Ending balance collectively evaluated
for impairment	$40
Financing receivables:
Ending balance	$176
Ending balance collectively evaluated
or impairment	$176

Credit Quality Indicators

The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators.

 (Continued)

42

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

		2012			2011
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$15	108	123	51	125	176
Allowance for credit losses	(15)	—	(15)	(40)	—	(40)
Net nontrade
receivable	$—	108	108	11	125	136

Past-Due Aging Analysis

Aging analysis of past-due financing receivables as of December 31 is shown below:

	31 – 60	61 – 90	Greater than	Total
	past due	past due	90 past due	past due	Current	Total
2012:
Nontrade receivables	$41	1	37	79	44	123

	31 – 60	61 – 90	Greater than	Total
	past due	past due	90 past due	past due	Current	Total
2011:
Nontrade receivables	$54	25	40	119	57	176

As of December 31, 2012, the Company’s financing receivables do not include any balances, which are on a nonaccrual status, classified as a troubled debt restructuring, or impaired without a corresponding allowance for credit loss.

(7)	Deferred Acquisition Costs

DAC at December 31, and the changes in the balance for the years then ended, are as follows:

	2012	2011	2010
Balance, beginning of year	$91,187	61,106	48,243
Capitalization (1)	18,078	22,614	24,483
Interest	5,654	4,019	2,898
Amortization	(28,163)	12,792	(6,223)
Change in shadow DAC	5,489	(9,344)	(8,295)
Balance, end of year	$92,245	91,187	61,106

 (Continued)

43

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

(1)	Reflects prospective adoption, in 2012, of new acquisition cost guidance. See note 2 for adoption impact.

The change in shadow DAC in 2012 and 2011 is driven by the increase in unrealized gains as a result of market conditions. The negative DAC amortization in 2011 is primarily due to an increase in variable annuity guarantee reserves, as a result of the decrease in interest rates.

The Company reviews its best–estimate assumptions each year and records “unlocking” as appropriate. These reviews are based on recent changes in the organization and businesses of the Company and actual and expected performance of in-force policies. The reviews include all assumptions, including mortality, lapses, expenses, and separate account returns. The revised best–estimate assumptions are applied to the current in-force policies to project future gross profits.

The pretax impact on the Company’s assets and liabilities as a result of the unlocking during 2012, 2011, and 2010 is as follows:

	2012	2011	2010
Assets:
DAC	$(1,743)	2,998	3,753
DSI	(565)	901	1,789
Total asset (decrease) increase	(2,308)	3,899	5,542
Liabilities:
Account balances and future policy
benefit reserves	3,354	7,105	7,026
Unearned premiums	—	(1)	—
Total liabilities increase	3,354	7,104	7,026
Net decrease	(5,662)	(3,205)	(1,484)
Deferred income tax benefit	(1,982)	(1,122)	(519)
Net decrease	$(3,680)	(2,083)	(965)

 (Continued)

44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

(8)	Deferred Sales Inducements

DSI at December 31, and the changes in the balance for years then ended, are as follows:

	2012	2011	2010
Balance, beginning of year	$22,756	17,302	12,188
Capitalization	1,736	2,746	6,632
Interest	1,262	990	839
Amortization	(6,664)	3,953	(537)
Change in shadow DSI	(345)	(2,235)	(1,820)
Balance, end of year	$18,745	22,756	17,302

The change in shadow DSI in 2012 and 2011 is driven by the increase in unrealized gains as a result of market conditions. The negative DSI amortization in 2011 is primarily due to an increase in variable annuity guarantee reserves, as a result of the decrease in interest rates.

 (Continued)

45

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

(9)	Separate Accounts and Annuity Product Guarantees

Guaranteed minimums for the respective years ended December 31 are summarized as follows (note that the amounts listed are not mutually exclusive, as many products contain multiple guarantees):

	2012			2011
	Account	Net amount	Weighted	Account	Net amount	Weighted
	value	at risk	age (years)	value	at risk	age (years)
Guaranteed minimum death:
Benefits (GMDB):
Return of premium	$1,012,413	2,046	62.0	$735,060	12,411	62.1
Ratchet and return of premium	517,970	15,248	65.1	405,904	39,494	64.5
Reset	104,916	1,257	76.1	108,684	5,821	74.9
Total	$1,635,299	18,551		$1,249,648	57,726
Guaranteed minimum income:
Benefits (GMIB):
Return of premium	$11,071	200	66.3	$10,447	503	66.3
Ratchet and roll–up	181,744	32,014	63.9	178,905	41,913	62.9
Total	$192,815	32,214		$189,352	42,416
Guaranteed minimum accumulation:
Benefits (GMAB):
Five years	$34,025	225	61.1	$34,246	1,685	60.4
Target date retirement
– 7 year	54,809	563	57.3	50,704	1,698	57.5
Target date retirement
– 10 year	21,273	540	57.2	20,189	1,382	56.9
Target date with
management levers	221,884	606	59.4	117,395	3,354	58.9
Total	$331,991	1,934		$222,534	8,119
Guaranteed minimum withdrawal :
Benefits (GMWB):
No living benefit	$30,352	191	65.5	$21,564	—	64.0
Life benefit with optional
reset	98,376	6,709	64.5	96,106	11,685	64.4
Life benefit with 8% roll–up	33,956	2,955	63.3	31,793	3,434	63.1
Life benefit with management
levers	757,158	46,363	58.2	485,257	43,391	58.4
Total	$919,842	56,218		$634,720	58,510

The net amount at risk has decreased in 2012 due to an increase in market performance, which has caused decreases in certain guaranteed benefits. A portion of the reduction in GMAB net amount at risk is due to these benefits being paid in 2012. Account values have increased due to the growth in new business.

 (Continued)

46

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

At December 31, variable annuity account balances were invested in separate account funds with the following investment objectives. Balances are presented at fair value:

Investment type	2012	2011
Mutual funds:
Bond	$271,711	199,137
Domestic equity	741,392	526,217
International equity	79,254	72,427
Specialty	434,929	331,875
Total mutual funds	1,527,286	1,129,656
Money market funds	49,282	51,745
Other	706	725
Total	$1,577,274	1,182,126

The following table summarizes the liabilities for variable contract guarantees that are reflected in the general account and shown in account balances and future policy benefit reserves on the Balance Sheets:

	GMDB	GMIB	GMAB	GMWB	Totals
Balance as of December 31, 2010	$666	1,961	3,190	4,888	10,705
Incurred guaranteed benefits	575	2,114	11,781	54,354	68,824
Paid guaranteed benefits	(378)	—	—	—	(378)
Balance as of December 31, 2011	863	4,075	14,971	59,242	79,151
Incurred guaranteed benefits	268	(317)	290	(7,104)	(6,863)
Paid guaranteed benefits	(311)	—	(734)	—	(1,045)
Balance as of December 31, 2012	$820	3,758	14,527	52,138	71,243

(10)	Accident and Health Claim Reserves

Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2012 are appropriate, uncertainties in the reserving process could cause such reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.

 (Continued)

47

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

Activity in the accident and health claim reserves is summarized as follows:

	2012	2011	2010
Balance at January 1, net of reinsurance
recoverable of $256, $277, and $277,
respectively	$2,514	2,150	2,426
Incurred related to:
Current year	28	472	100
Prior years	153	305	201
Total incurred	181	777	301
Paid related to:
Current year	14	95	14
Prior years	452	318	563
Total paid	466	413	577
Balance at December 31, net of
reinsurance recoverable of $200, $256,
and $277, respectively	$2,229	2,514	2,150

Prior year incurreds for 2012 and 2011 reflect unfavorable claim development with the group marketing line of business. Incurreds for 2010 reflect unanticipated claim development with the group marketing and LTC lines of business.

(11)	Reinsurance

The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity and accident and health businesses, as well as businesses the Company has chosen to exit.

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks under excess coverage and coinsurance contracts. The Company generally retained between $50 and $1,500 coverage per individual life depending on the type of policy for the years ended December 31, 2012 and 2011.

On LTC business, the Company retains 90% of Limited Benefit Plans, and 90% on claims up through year eight and 20% on claims years nine and beyond for Lifetime Benefit Plans.

The Company monitors the financial exposure to the reinsurers, as well as evaluates the financial strength of the reinsurers on an ongoing basis.

 (Continued)

48

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

The following table shows the net exposure to reinsurance receivables and recoverable at December 31:

	2012	2011
Reinsurance receivables	$123	141
Reinsurance recoverable	2,054	1,917
Reinsurance payables	(60)	(88)
Net reinsurance exposure	$2,117	1,970

(12)	Income Taxes

(a)	Income Tax Expense (Benefit)

Total income tax expense (benefit) for the years ended December 31 is as follows:

	2012	2011	2010
Income tax expense (benefit)
attributable to operations:
Current tax expense (benefit)	$17,206	(3,723)	341
Deferred tax benefit	(13,885)	(6,903)	(196)
Total income tax
expense (benefit)
attributable to
net income (loss)	3,321	(10,626)	145
Income tax effect on equity:
Attributable to unrealized gains
for the year	5,152	5,779	4,771
Total income tax effect
on equity	$8,473	(4,847)	4,916

 (Continued)

49

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

(b)	Components of Income Tax Expense (Benefit)

Income tax expense (benefit) computed at the statutory rate of 35% varies from income tax (benefit) expense reported on the Statements of Operations for the respective years ended December 31 as follows:

	2012	2011	2010
Income tax expense (benefit)
computed at the statutory rate	$4,349	(9,061)	1,168
Dividends-received deductions and
tax-exempt interest	(1,035)	(1,238)	(963)
Release of tax contingency reserve	—	—	(66)
Other	7	(327)	6
Income tax expense
(benefit) as reported	$3,321	(10,626)	145

(c)	Components of Deferred Tax Assets and Liabilities on the Balance Sheet

Tax effects of temporary differences giving rise to the significant components of the net deferred tax liability, which is included in other liabilities on the Balance Sheets, at December 31 are as follows:

	2012	2011
Deferred tax assets:
Future benefit reserves	$50,315	38,603
Expense accruals	256	681
Other-than-temporarily impaired assets	—	95
Investment income	332	—
Other	—	1
Total deferred tax assets	50,903	39,380
Deferred tax liabilities:
Deferred acquisition costs	(26,792)	(26,739)
Due and deferred premium	(3)	(10)
Net unrealized gains on investments	(26,073)	(22,772)
Investment income	—	(558)
Other	—	—
Total deferred tax liabilities	(52,868)	(50,079)
Net deferred tax liabilities	$(1,965)	(10,699)

Although realization is not assured, the Company believes it is not necessary to establish a valuation allowance for ordinary deferred tax assets, as it is more likely than not the deferred tax assets will be

 (Continued)

50

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

realized principally through future reversals of existing ordinary taxable temporary differences and future ordinary taxable income. For deferred tax assets that are capital in nature, considering all objective evidence and the available tax planning strategy, it is more likely than not the deferred tax assets that are capital in nature will be realized and no valuation allowance is required. The amount of the ordinary and capital deferred tax assets considered realizable could be reduced in the near term if estimates of future reversals of existing taxable temporary differences and future ordinary and capital taxable income are reduced.

Income taxes (received) paid by the Company were $(6,606), $1,289, and $5,490 in 2012, 2011, and 2010, respectively. At December 31, 2012 and 2011, the Company had a tax (receivable) payable from AZOA of $(17,165) and $6,647, respectively, reported in other assets on the Balance Sheets.

The Company’s federal income tax return is consolidated with AZOA. With few exceptions, the Company is no longer subject to U.S. federal, state, and local, or non-U.S. income tax examinations by tax authorities for years prior to 2006. The IRS recently conducted an examination of the consolidated returns filed by AZOA for the 2008 and 2009 tax years. While the field examination is complete, the examination report must be reviewed and approved by the Joint Committee on Taxation before it can be finalized. The IRS has not proposed any adjustments that materially affect the Company.

In accordance with the Income Taxes Topic of the Codification, the Company recognizes liabilities for certain unrecognized tax benefits. The Company had no unrecognized tax benefits as of December 31, 2012 and 2011. The Company does not expect any significant changes related to unrecognized tax benefits during the next 12 months.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2012, 2011, and 2010, the Company recognized $0, $0, and $(66) in interest and penalties, respectively. The Company accrued $0 for the payment of interest and penalties accrued at December 31, 2012 and 2011, respectively.

(13)	Related-Party Transactions

(a)	Real Estate

The Company subleases office space from Fireman’s Fund Insurance Company (an affiliate). In connection with this agreement, the Company incurred rent expense of $26, $26, and $9 in 2012, 2011, and 2010, respectively, which is included in general and administrative expenses on the Statements of Operations.

(b)	Service Fees

The Company has incurred fees for certain administrative services provided by Allianz Life of $6,799, $7,735, and $4,975 in 2012, 2011, and 2010, respectively. The Company’s liability for these fees was $511 and $758 as of December 31, 2012 and 2011, respectively, and is included in other liabilities on the Balance Sheets.

 (Continued)

51

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

The Company has incurred fees for certain investment advisory services provided by affiliated companies of $184, $181, and $152 in 2012, 2011, and 2010, respectively. The Company’s liability for these charges was $15 and $15 as of December 31, 2012 and 2011, respectively, and is included in other liabilities on the Balance Sheets.

The Company has agreements with its affiliates Pacific Investment Management Company (PIMCO), Oppenheimer Capital LLC (OpCap), and Allianz Global Distributors, LLC (AGID), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company’s separate accounts to holders of the Company’s variable annuity products, (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap, and (3) the Company compensates AGID for providing services in connection with the distribution of variable products that offer investment options managed by PIMCO. The agreement with AGID was terminated effective December 31, 2010. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contract holders was $957, $736, and $223 during 2012, 2011, and 2010, respectively, which is included in other revenue on the Statements of Operations. At December 31, 2012 and 2011, $174 and $0, respectively, was included for these fees in receivables on the Balance Sheets.

(c)	Capital Contributions

The Company received cash capital contributions of $20,000 from Allianz Life in both 2012 and 2011.

(14)	Employee Benefit Plans

The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k) and/or after-tax contributions up to 80.0% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the IRS. In 2012, 2011, and 2010, the Company matched up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.

The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. Any legal fees are not paid from the trust fund, but are instead paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $123, $193, and $125 in 2012, 2011, and 2010, respectively, toward the AAAP matching contributions and administration expenses.

The Company participates in the AZOAC Severance Allowance Plan. Under the AZOAC Severance Allowance Plan, all employees who are involuntarily terminated due to job elimination or reduction in-force are eligible to receive benefits. The Company expensed $0, $10, and $0 in 2012, 2011, and 2010, respectively, toward severance payments.

 (Continued)

52

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

In addition to the AAAP, the Company offers certain benefits to eligible employees, including a comprehensive medical, dental, and vision plan and a flexible spending plan.

(15)	Statutory Financial Data and Dividend Restrictions

Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. Accordingly, certain items recorded in financial statements prepared under GAAP are excluded or vary in calculation in determining statutory policyholders’ surplus and gain from operations. Currently, these items include, among others, DAC, furniture and fixtures, deferred taxes, accident and health premiums receivable, which are more than 90 days past due, reinsurance, certain investments, and undeclared dividends to policyholders. Additionally, account balances and future policy benefit reserves and policy and contract claims calculated for statutory reporting do not include provisions for withdrawals.

The Company’s statutory capital and surplus reported in the statutory annual statements filed with the State of New York as of December 31, 2012 and 2011 were $135,415 and $85,063, respectively.

The Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2012 and 2011 were significantly in excess of these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Superintendent of Insurance is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statements. In accordance with New York statutes, the Company may declare and pay from its surplus, cash dividends of not more than the lesser of 10% of its beginning of the year statutory surplus, or its statutory net gain from operations, not including realized gains, for the 12-month period ending the 31st day of the next preceding year. Ordinary dividends of $45,013 can be paid in 2013 without the approval of the New York State Department of Financial Services. The Company paid no dividends in 2012, 2011, and 2010.

Regulatory Risk-Based Capital

An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control-level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds, as of December 31, 2012 and 2011.

(16)	Commitments and Contingencies

The Company is or may become subject to claims and lawsuits that arise in the ordinary course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on the Company’s financial position. The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated

 (Continued)

53

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.

The financial services industry, including mutual fund, variable and fixed annuity, life insurance, and distribution companies, has been the subject of close scrutiny by regulators, legislators, and the media over the past few years.

Federal and state regulators regularly make inquiries and conduct examinations or investigations concerning various selling practices in the annuity industry, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance laws and securities laws. State regulators have also been investigating various practices relating to unclaimed property. In certain instances, these investigations have led to regulatory enforcement proceedings. The Company is also subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company. Management assesses whether the amount of loss can be reasonably estimated prior to making any accruals.

In December 2008, the Securities and Exchange Commission (SEC) adopted a rule (Rule 151A) having the effect of categorizing most fixed-indexed annuity products as securities. This rule, if it had become fully operational, would have subjected issuers of fixed-indexed annuity products to SEC jurisdiction for purposes of registration and disclosure, advertising and marketing, suitability, and requirements as to the distribution of products through registered broker-dealers. In October 2010, several months after the Federal Court of Appeals for the District of Columbia Circuit vacated Rule 151A, the SEC withdrew the rule. As a result, issuers of fixed-indexed annuity products will not be under the SEC’s purview, rather they will remain subject to state insurance regulation, as long as insurers comply with the provisions of the Harkin Amendment, passed as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

It can be expected that annuity product design and sales practices will be an ongoing source of increasing regulatory scrutiny and enforcement actions, litigation, and rulemaking. Similarly, private litigation regarding sales practices is ongoing against a number of insurance companies.

This could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future. When evaluating litigation, claims, and assessments, management considers the nature of the litigation, progress of the case, opinions or views of legal counsel, as well as prior experience in similar cases. Management uses this information to assess whether the amount of loss can be reasonably estimated prior to making any accruals.

 (Continued)

54

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to Financial Statements
December 31, 2012 and 2011
(In thousands, except security holdings quantities)

The Company leases office space as mentioned in note 13. Expense for the operating lease was $26, $26, and $9 in 2012, 2011, and 2010, respectively. The future minimum lease payments required under operating leases are as follows:

2013		$22
2014		22
2015		22
2016		24
2017		24
2018 and beyond		61
	Total	$175

(17)	Subsequent Events

No material subsequent events have occurred since December 31, 2012, through March 25, 2013 that require adjustments to the financial statements.

55

                                                                                                                             ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK                                                                                                           SCHEDULE I
Summary of Investments – Other than Investments in Related Parties
December 31, 2012
(In thousands)

			Amount at
			which shown
	Amortized		in the balance
Type of investment	cost (1)	Fair value	sheet
Fixed-maturity securities:
U.S. government	$31,545	32,809	32,809
States and political subdivisions	18,094	18,535	18,535
Foreign government	558	623	623
Public utilities	37,070	43,684	43,684
Corporate securities	361,419	409,868	409,868
Mortgage-backed securities	188,345	206,007	206,007
Total fixed-maturity securities	637,031	711,526	711,526
Other investments:
Policy loans	261		261
Derivatives	2,159		2,159
Total other investments	2,420		2,420
Total investments	$639,451		713,946
(1)	Original cost of fixed-maturity securities reduced by repayments and adjusted for amortization of premiums or accrual discounts
See accompanying report of independent registered public accounting firm.

56

                                                                                                                           ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK                                                                                                           SCHEDULE II
Supplementary Insurance Information
As of and for the years ended December 31, 2012, 2011, and 2010
(In thousands)

	December 31					Year ended December 31
			Account
			balances		Policy				Net change	Net change
	Deferred	Deferred	and		and		Interest and		in deferred	in deferred	Other
	acquisition	sales	future benefit	Unearned	contract	Net premium	similar	Net	sales	acquisition	operating
	costs	inducements	reserves	premiums	claims	and policy fees	income, net	benefits	inducements*	costs**	expenses
2012:
Life	$630	—	2,343	413	255	79	158	393	2	(371)	(89)
Annuities	89,006	18,745	678,701	—	—	36,997	29,909	17,250	3,664	4,653	32,425
Accident and health	2,609	—	12,360	1,126	2,429	3,116	783	2,261	—	148	491
	$92,245	18,745	693,404	1,539	2,684	40,192	30,850	19,904	3,666	4,430	32,827
2011:
Life	$426	2	2,262	307	259	312	130	186	9	63	(94)
Annuities	88,004	22,754	703,073	—	173	27,630	31,802	90,044	(7,698)	(39,670)	39,554
Accident and health	2,757	—	9,922	1,159	2,770	2,949	652	1,637	—	182	502
	$91,187	22,756	715,257	1,466	3,202	30,891	32,584	91,867	(7,689)	(39,425)	39,962
2010:
Life	$566	11	2,446	136	330	357	129	167	9	57	(94)
Annuities	57,601	17,291	579,633	—	—	19,067	26,706	30,061	(6,943)	(21,190)	31,823
Accident and health	2,939	—	8,776	1,230	2,427	3,140	493	3,597	—	(25)	750
	$61,106	17,302	590,855	1,366	2,757	22,564	27,328	33,825	(6,934)	(21,158)	32,479
*	See note 8 for aggregate gross amortization of deferred sales inducements.
**	See note 7 for aggregate gross amortization of deferred acquisition costs.
See accompanying report of independent registered public accounting firm.

57

                                                                                                                                    ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK                                                                                                           SCHEDULE III
Reinsurance
Years ended December 31, 2012, 2011, and 2010
(In thousands)

					Percentage
		Ceded	Assumed		of amount
	Direct	to other	from other	Net	assumed
Year ended	amount	companies	companies	amount	to net
December 31, 2012:
Life insurance in force	$93,755	82,448	—	11,307	—%
Premiums and policy fees:
Life	$1,088	1,009	—	79	—
Annuities	36,997	—	—	36,997	—
Accident and health	3,662	547	1	3,116	—
Total premiums and policy fees	$41,747	1,556	1	40,192	—%
December 31, 2011:
Life insurance in force	$100,620	93,953	—	6,667	—%
Premiums and policy fees:
Life	$1,370	1,058	—	312	—
Annuities	27,630	—		27,630	—
Accident and health	3,544	590	(5)	2,949	(0.2)
Total premiums and policy fees	$32,544	1,648	(5)	30,891	—%
December 31, 2010:
Life insurance in force	$112,153	97,842	—	14,311	—%
Premiums and policy fees:
Life	$1,523	1,166	—	357	—
Annuities	19,066	—	—	19,066	—
Accident and health	3,896	613	(142)	3,141	(4.5)
Total premiums and policy fees	$24,485	1,779	(142)	22,564	(0.6)%
See accompanying report of independent registered public accounting firm.

58

KPMG

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

of

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements

December 31, 2012

(With Report of Independent Registered Public Accounting Firm Thereon)

KPMG

KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402

Report of Independent Registered Public Accounting Firm

The Board of Directors of Allianz Life Insurance Company of New York and
Contract Owners of Allianz Life of NY Variable Account C:

We have audited the accompanying statements of assets and liabilities of the sub-accounts of Allianz Life of NY Variable Account C (the Variable Account) as of December 31, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented.  These financial statements and financial highlights are the responsibility of the Variable Account's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Investment securities held in custody for the benefit of the Variable Account were confirmed to us by the transfer agents of the underlying mutual funds.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of Allianz Life of NY Variable Account C as of December 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Minneapolis, Minnesota
March 25, 2013

KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Opportunity Fund	AZL Balanced Index Strategy Fund

Assets:
Investments at Net Asset Value	$ 216	$ 48	$ 17	$ 2	$ 3,359	$ 30,607
Total Assets	216	48	17	2	3,359	30,607

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	216	48	17	2	3,359	30,607

Contract Owners' Equity:
Contracts in Accumulation Period	216	48	17	2	3,359	30,607
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 216	$ 48	$ 17	$ 2	$ 3,359	$ 30,607

Investment Shares	4	1	1	-	274	2,200
Investments at Cost	$ 195	$ 59	$ 21	$ 1	$ 3,198	$ 27,528

	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Davis New York Venture Fund	AZL Dreyfus Research Growth Fund	AZL Federated Clover Small Value Fund

Assets:
Investments at Net Asset Value	$ 19,652	$ 6,934	$ 4,270	$ 17,337	$ 5,633	$ 9,762
Total Assets	19,652	6,934	4,270	17,337	5,633	9,762

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	19,652	6,934	4,270	17,337	5,633	9,762

Contract Owners' Equity:
Contracts in Accumulation Period	19,652	6,934	4,270	17,335	5,633	9,762
Contracts in Annuity Payment Period	-	-	-	2	-	-
Total Contract Owners' Equity	$ 19,652	$ 6,934	$ 4,270	$ 17,337	$ 5,633	$ 9,762

Investment Shares	1,372	783	390	1,412	512	540
Investments at Cost	$ 16,931	$ 5,830	$ 3,850	$ 14,579	$ 5,027	$ 7,971

                                                                          See accompanying notes to financial statements                                        (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund	AZL Fusion Moderate Fund	AZL Gateway Fund

Assets:
Investments at Net Asset Value	$ 28,059	$ 63,869	$ 14,360	$ 29,690	$ 149,033	$ 7,491
Total Assets	28,059	63,869	14,360	29,690	149,033	7,491

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	28,059	63,869	14,360	29,690	149,033	7,491

Contract Owners' Equity:
Contracts in Accumulation Period	28,059	63,869	14,360	29,690	149,033	7,491
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 28,059	$ 63,869	$ 14,360	$ 29,690	$ 149,033	$ 7,491

Investment Shares	2,339	5,546	1,198	2,797	13,341	692
Investments at Cost	$ 25,623	$ 58,116	$ 13,399	$ 29,134	$ 135,717	$ 7,116

	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund	AZL JPMorgan International Opportunities Fund

Assets:
Investments at Net Asset Value	$ 97,212	$ 6,095	$ 28,694	$ 5,852	$ 13,084	$ 13,407
Total Assets	97,212	6,095	28,694	5,852	13,084	13,407

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	97,212	6,095	28,694	5,852	13,084	13,407

Contract Owners' Equity:
Contracts in Accumulation Period	97,212	6,095	28,694	5,852	13,084	13,407
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 97,212	$ 6,095	$ 28,694	$ 5,852	$ 13,084	$ 13,407

Investment Shares	6,499	438	2,254	501	826	845
Investments at Cost	$ 86,684	$ 5,672	$ 25,366	$ 5,308	$ 11,737	$ 12,750

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund

Assets:
Investments at Net Asset Value	$ 8,093	$ 9,869	$ 8,901	$ 3,160	$ 49,321	$ 3,787
Total Assets	8,093	9,869	8,901	3,160	49,321	3,787

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	8,093	9,869	8,901	3,160	49,321	3,787

Contract Owners' Equity:
Contracts in Accumulation Period	8,093	9,869	8,901	3,160	49,281	3,787
Contracts in Annuity Payment Period	-	-	-	-	40	-
Total Contract Owners' Equity	$ 8,093	$ 9,869	$ 8,901	$ 3,160	$ 49,321	$ 3,787

Investment Shares	751	606	989	182	49,321	378
Investments at Cost	$ 7,071	$ 7,634	$ 8,969	$ 2,966	$ 49,321	$ 3,010

	AZL Morgan Stanley Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund	AZL MVP Fusion Moderate Fund

Assets:
Investments at Net Asset Value	$ 18,374	$ 9,861	$ 26,190	$ 1,673	$ 13,227	$ 30,286
Total Assets	18,374	9,861	26,190	1,673	13,227	30,286

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	18,374	9,861	26,190	1,673	13,227	30,286

Contract Owners' Equity:
Contracts in Accumulation Period	18,374	9,861	26,190	1,673	13,227	30,286
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 18,374	$ 9,861	$ 26,190	$ 1,673	$ 13,227	$ 30,286

Investment Shares	1,340	922	2,485	159	1,224	2,783
Investments at Cost	$ 16,879	$ 9,639	$ 25,526	$ 1,637	$ 12,881	$ 29,288

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	AZL MVP Growth Index Strategy Fund	AZL MVP Invesco Equity and Income Fund	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Core Bond Fund	AZL Russell 1000 Growth Index Fund

Assets:
Investments at Net Asset Value	$ 31,990	$ 6,806	$ -	$ 3,266	$ 71	$ 31
Total Assets	31,990	6,806	-	3,266	71	31

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	31,990	6,806	-	3,266	71	31

Contract Owners' Equity:
Contracts in Accumulation Period	31,990	6,806	-	3,266	71	31
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 31,990	$ 6,806	$ -	$ 3,266	$ 71	$ 31

Investment Shares	2,923	631	-	298	7	2
Investments at Cost	$ 30,819	$ 6,597	$ -	$ 2,894	$ 71	$ 32

	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	BlackRock Equity Dividend V.I. Fund

Assets:
Investments at Net Asset Value	$ 32	$ 22,875	$ 1,639	$ 10,606	$ 6,932	$ -
Total Assets	32	22,875	1,639	10,606	6,932	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	32	22,875	1,639	10,606	6,932	-

Contract Owners' Equity:
Contracts in Accumulation Period	32	22,875	1,639	10,606	6,932	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 32	$ 22,875	$ 1,639	$ 10,606	$ 6,932	$ -

Investment Shares	3	2,308	203	1,320	607	-
Investments at Cost	$ 32	$ 19,501	$ 934	$ 9,458	$ 5,697	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	BlackRock Global Allocation V.I. Fund	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio	Dreyfus VIF Appreciation Portfolio

Assets:
Investments at Net Asset Value	$ 120,434	$ 561	$ 8	$ 1,932	$ 209	$ -
Total Assets	120,434	561	8	1,932	209	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	120,434	561	8	1,932	209	-

Contract Owners' Equity:
Contracts in Accumulation Period	120,434	561	8	1,932	209	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 120,434	$ 561	$ 8	$ 1,932	$ 209	$ -

Investment Shares	8,398	44	-	164	19	-
Investments at Cost	$ 116,287	$ 541	$ 6	$ 1,723	$ 200	$ -

	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio

Assets:
Investments at Net Asset Value	$ -	$ -	$ 2,811	$ 8,124	$ -	$ -
Total Assets	-	-	2,811	8,124	-	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	-	2,811	8,124	-	-

Contract Owners' Equity:
Contracts in Accumulation Period	-	-	2,811	8,124	-	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ -	$ 2,811	$ 8,124	$ -	$ -

Investment Shares	-	-	265	779	-	-
Investments at Cost	$ -	$ -	$ 2,690	$ 7,676	$ -	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Rising Dividends Securities Fund

Assets:
Investments at Net Asset Value	$ 5,401	$ 16,651	$ 19,551	$ 69,521	$ 4,824	$ 18,162
Total Assets	5,401	16,651	19,551	69,521	4,824	18,162

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	5,401	16,651	19,551	69,521	4,824	18,162

Contract Owners' Equity:
Contracts in Accumulation Period	5,398	16,487	19,542	69,306	4,814	18,079
Contracts in Annuity Payment Period	3	164	9	215	10	83
Total Contract Owners' Equity	$ 5,401	$ 16,651	$ 19,551	$ 69,521	$ 4,824	$ 18,162

Investment Shares	370	1,320	2,850	4,589	296	831
Investments at Cost	$ 6,800	$ 19,198	$ 18,336	$ 66,503	$ 4,550	$ 12,879

	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Strategic Income Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Invesco V.I. Balanced-Risk Allocation Fund

Assets:
Investments at Net Asset Value	$ 1,922	$ 3,793	$ -	$ 10,728	$ 34,971	$ -
Total Assets	1,922	3,793	-	10,728	34,971	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	1,922	3,793	-	10,728	34,971	-

Contract Owners' Equity:
Contracts in Accumulation Period	1,922	3,772	-	10,728	34,963	-
Contracts in Annuity Payment Period	-	21	-	-	8	-
Total Contract Owners' Equity	$ 1,922	$ 3,793	$ -	$ 10,728	$ 34,971	$ -

Investment Shares	106	176	-	1,261	2,611	-
Investments at Cost	$ 1,459	$ 3,355	$ -	$ 8,860	$ 34,322	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund	Invesco Van Kampen V.I. American Franchise Fund	Invesco Van Kampen V.I. American Value Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio

Assets:
Investments at Net Asset Value	$ -	$ 42	$ 152	$ -	$ -	$ -
Total Assets	-	42	152	-	-	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	42	152	-	-	-

Contract Owners' Equity:
Contracts in Accumulation Period	-	42	152	-	-	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ 42	$ 152	$ -	$ -	$ -

Investment Shares	-	1	5	-	-	-
Investments at Cost	$ -	$ 35	$ 155	$ -	$ -	$ -
	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMIT International Equity Fund

Assets:
Investments at Net Asset Value	$ -	$ -	$ -	$ -	$ 334	$ -
Total Assets	-	-	-	-	334	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	-	-	-	334	-

Contract Owners' Equity:
Contracts in Accumulation Period	-	-	-	-	334	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ -	$ -	$ -	$ 334	$ -

Investment Shares	-	-	-	-	14	-
Investments at Cost	$ -	$ -	$ -	$ -	$ 273	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Legg Mason ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Dynamic Multi-Strategy VIT Portfolio

Assets:
Investments at Net Asset Value	$ -	$ 15	$ -	$ -	$ -	$ -
Total Assets	-	15	-	-	-	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	15	-	-	-	-

Contract Owners' Equity:
Contracts in Accumulation Period	-	15	-	-	-	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ 15	$ -	$ -	$ -	$ -

Investment Shares	-	1	-	-	-	-
Investments at Cost	$ -	$ 9	$ -	$ -	$ -	$ -

	MFS VIT II International Value Portfolio	MFS VIT Research Bond Portfolio	MFS VIT Utilities Portfolio	Mutual Shares Securities Fund	Oppenheimer Global Securities Fund/VA	Oppenheimer Global Strategic Income Fund/VA

Assets:
Investments at Net Asset Value	$ -	$ -	$ -	$ 25,097	$ 968	$ 193
Total Assets	-	-	-	25,097	968	193

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	-	-	25,097	968	193

Contract Owners' Equity:
Contracts in Accumulation Period	-	-	-	25,073	968	193
Contracts in Annuity Payment Period	-	-	-	24	-	-
Total Contract Owners' Equity	$ -	$ -	$ -	$ 25,097	$ 968	$ 193

Investment Shares	-	-	-	1,452	29	33
Investments at Cost	$ -	$ -	$ -	$ 23,321	$ 776	$ 189

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	Oppenheimer High Income Fund/VA	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio

Assets:
Investments at Net Asset Value	$ -	$ -	$ 1,238	$ 18,800	$ 35,368	$ 7,000
Total Assets	-	-	1,238	18,800	35,368	7,000

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	-	1,238	18,800	35,368	7,000

Contract Owners' Equity:
Contracts in Accumulation Period	-	-	1,238	18,800	35,368	7,000
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ -	$ 1,238	$ 18,800	$ 35,368	$ 7,000

Investment Shares	-	-	51	1,758	3,108	983
Investments at Cost	$ -	$ -	$ 985	$ 17,315	$ 34,107	$ 8,306

	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio

Assets:
Investments at Net Asset Value	$ 23,131	$ 3,178	$ 7,497	$ 3,155	$ 35,560	$ 41,822
Total Assets	23,131	3,178	7,497	3,155	35,560	41,822

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	23,131	3,178	7,497	3,155	35,560	41,822

Contract Owners' Equity:
Contracts in Accumulation Period	23,131	3,178	7,497	3,155	35,560	41,822
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ 23,131	$ 3,178	$ 7,497	$ 3,155	$ 35,560	$ 41,822

Investment Shares	1,507	310	547	309	2,797	5,189
Investments at Cost	$ 20,641	$ 3,115	$ 7,418	$ 3,108	$ 35,153	$ 39,818

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2012
(In thousands)

	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	SP International Growth Portfolio	T. Rowe Price Blue Chip Growth Portfolio

Assets:
Investments at Net Asset Value	$ -	$ 38,929	$ 102,382	$ 9,996	$ 177	$ -
Total Assets	-	38,929	102,382	9,996	177	-

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	38,929	102,382	9,996	177	-

Contract Owners' Equity:
Contracts in Accumulation Period	-	38,929	102,382	9,996	177	-
Contracts in Annuity Payment Period	-	-	-	-	-	-
Total Contract Owners' Equity	$ -	$ 38,929	$ 102,382	$ 9,996	$ 177	$ -

Investment Shares	-	2,733	8,866	957	34	-
Investments at Cost	$ -	$ 37,707	$ 99,464	$ 9,614	$ 236	$ -

	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Total All Funds

Assets:
Investments at Net Asset Value	$ -	$ -	$ 10,833	$ 54,092	$ 15,947	$ 1,577,182
Total Assets	-	-	10,833	54,092	15,947	1,577,182

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-
Net Assets:	-	-	10,833	54,092	15,947	1,577,182

Contract Owners' Equity:
Contracts in Accumulation Period	-	-	10,793	54,092	15,927	1,576,543
Contracts in Annuity Payment Period	-	-	40	-	20	639
Total Contract Owners' Equity	$ -	$ -	$ 10,833	$ 54,092	$ 15,947	$ 1,577,182

Investment Shares	-	-	744	2,775	1,326	173,815
Investments at Cost	$ -	$ -	$ 10,235	$ 51,017	$ 15,553	$ 1,476,603

                                                                          See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	Alger American Capital Appreciation Portfolio	Alger American LargeCap Growth Portfolio	Alger American MidCap Growth Portfolio	Alger American SmallCap Growth Portfolio	AZL Allianz AGIC Opportunity Fund	AZL Balanced Index Strategy Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 2	$ 1	$ -	$ -	$ -	$ 393

Expenses:
Mortality and Expense Risk Charges	3	1	-	-	78	495
Investment Income (Loss), Net	(1)	-	-	-	(78)	(102)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	120
Realized Gains (Losses) on Sales of Investments, Net	2	(4)	(5)	-	16	253
Realized Gains (Losses) on Investments, Net	2	(4)	(5)	-	16	373
Net Change in Unrealized Appreciation
(Depreciation) on Investments	33	8	9	1	179	1,873
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	35	4	4	1	195	2,246
Net Increase (Decrease) in Net Assets From Operations	$ 34	$ 4	$ 4	$ 1	$ 117	$ 2,144

	AZL BlackRock Capital Appreciation Fund	AZL Columbia Mid Cap Value Fund	AZL Columbia Small Cap Value Fund	AZL Davis New York Venture Fund	AZL Dreyfus Research Growth Fund	AZL Federated Clover Small Value Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 4	$ 33	$ 14	$ 56	$ 16	$ 51

Expenses:
Mortality and Expense Risk Charges	385	114	82	378	111	206
Investment Income (Loss), Net	(381)	(81)	(68)	(322)	(95)	(155)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	64	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	419	131	66	284	127	315
Realized Gains (Losses) on Investments, Net	419	131	130	284	127	315
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,749	700	270	1,602	660	873
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,168	831	400	1,886	787	1,188
Net Increase (Decrease) in Net Assets From Operations	$ 1,787	$ 750	$ 332	$ 1,564	$ 692	$ 1,033

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	AZL Franklin Templeton Founding Strategy Plus Fund	AZL Fusion Balanced Fund	AZL Fusion Conservative Fund	AZL Fusion Growth Fund	AZL Fusion Moderate Fund	AZL Gateway Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 620	$ 1,258	$ 277	$ 436	$ 2,389	$ 30

Expenses:
Mortality and Expense Risk Charges	452	1,201	244	672	2,516	118
Investment Income (Loss), Net	168	57	33	(236)	(127)	(88)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	119	-	141	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	510	536	232	(75)	887	42
Realized Gains (Losses) on Investments, Net	629	536	373	(75)	887	42
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,598	4,767	861	3,161	13,219	231
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	3,227	5,303	1,234	3,086	14,106	273
Net Increase (Decrease) in Net Assets From Operations	$ 3,395	$ 5,360	$ 1,267	$ 2,850	$ 13,979	$ 185

	AZL Growth Index Strategy Fund	AZL International Index Fund	AZL Invesco Equity and Income Fund	AZL Invesco Growth and Income Fund	AZL Invesco International Equity Fund	AZL JPMorgan International Opportunities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 1,018	$ 100	$ 415	$ 79	$ 216	$ 226

Expenses:
Mortality and Expense Risk Charges	1,487	118	524	114	270	284
Investment Income (Loss), Net	(469)	(18)	(109)	(35)	(54)	(58)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	153	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	563	(4)	364	44	123	(88)
Realized Gains (Losses) on Investments, Net	716	(4)	364	44	123	(88)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	8,935	820	2,358	554	1,440	2,136
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	9,651	816	2,722	598	1,563	2,048
Net Increase (Decrease) in Net Assets From Operations	$ 9,182	$ 798	$ 2,613	$ 563	$ 1,509	$ 1,990

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	AZL JPMorgan U.S. Equity Fund	AZL MFS Investors Trust Fund	AZL MFS Value Fund	AZL Mid Cap Index Fund	AZL Money Market Fund	AZL Morgan Stanley Global Real Estate Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ 57	$ 68	$ 101	$ 11	$ -	$ 57

Expenses:
Mortality and Expense Risk Charges	170	213	164	37	973	72
Investment Income (Loss), Net	(113)	(145)	(63)	(26)	(973)	(15)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	53	-	-
Realized Gains (Losses) on Sales of Investments, Net	118	483	(96)	14	-	112
Realized Gains (Losses) on Investments, Net	118	483	(96)	67	-	112
Net Change in Unrealized Appreciation
(Depreciation) on Investments	985	1,095	1,195	236	-	777
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,103	1,578	1,099	303	-	889
Net Increase (Decrease) in Net Assets From Operations	$ 990	$ 1,433	$ 1,036	$ 277	$ (973)	$ 874

	AZL Morgan Stanley Mid Cap Growth Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Allocation Fund	AZL MVP Franklin Templeton Founding Strategy Plus Fund	AZL MVP Fusion Balanced Fund	AZL MVP Fusion Moderate Fund
		(A)	(A)	(D)	(A)	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 126	$ 286	$ 20	$ 176	$ 369

Expenses:
Mortality and Expense Risk Charges	380	73	218	6	101	248
Investment Income (Loss), Net	(380)	53	68	14	75	121
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	871	17	31	5	100	287
Realized Gains (Losses) on Sales of Investments, Net	384	2	11	-	6	21
Realized Gains (Losses) on Investments, Net	1,255	19	42	5	106	308
Net Change in Unrealized Appreciation
(Depreciation) on Investments	77	222	664	36	346	998
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,332	241	706	41	452	1,306
Net Increase (Decrease) in Net Assets From Operations	$ 952	$ 294	$ 774	$ 55	$ 527	$ 1,427

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	AZL MVP Growth Index Strategy Fund	AZL MVP Invesco Equity and Income Fund	AZL NFJ International Value Fund	AZL Oppenheimer Discovery Fund	AZL Pyramis Core Bond Fund	AZL Russell 1000 Growth Index Fund
	(A)	(A)	(E)		(H)
Investment Income:
Dividends Reinvested in Fund Shares	$ 351	$ 65	$ -	$ -	$ -	$ -

Expenses:
Mortality and Expense Risk Charges	275	57	-	57	-	-
Investment Income (Loss), Net	76	8	-	(57)	-	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	67	6	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	32	9	-	113	-	-
Realized Gains (Losses) on Investments, Net	99	15	-	113	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,171	209	-	259	-	(1)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,270	224	-	372	-	(1)
Net Increase (Decrease) in Net Assets From Operations	$ 1,346	$ 232	$ -	$ 315	$ -	$ (1)

	AZL Russell 1000 Value Index Fund	AZL S&P 500 Index Fund	AZL Schroder Emerging Markets Equity Fund CL 1	AZL Schroder Emerging Markets Equity Fund CL 2	AZL Small Cap Stock Index Fund	BlackRock Equity Dividend V.I. Fund
						(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 246	$ 16	$ 72	$ 23	$ -

Expenses:
Mortality and Expense Risk Charges	-	477	23	240	150	-
Investment Income (Loss), Net	-	(231)	(7)	(168)	(127)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	84	534	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	827	116	96	312	-
Realized Gains (Losses) on Investments, Net	-	827	200	630	312	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	2,075	94	1,214	668	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	2,902	294	1,844	980	-
Net Increase (Decrease) in Net Assets From Operations	$ -	$ 2,671	$ 287	$ 1,676	$ 853	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	BlackRock Global Allocation V.I. Fund	Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Value Portfolio	Dreyfus VIF Appreciation Portfolio
						(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ 1,758	$ -	$ -	$ 33	$ 3	$ -

Expenses:
Mortality and Expense Risk Charges	1,951	11	-	41	4	-
Investment Income (Loss), Net	(193)	(11)	-	(8)	(1)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	394	-	-	9	12	-
Realized Gains (Losses) on Sales of Investments, Net	260	(2)	-	27	2	-
Realized Gains (Losses) on Investments, Net	654	(2)	-	36	14	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	8,137	97	-	254	6	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	8,791	95	-	290	20	-
Net Increase (Decrease) in Net Assets From Operations	$ 8,598	$ 84	$ -	$ 282	$ 19	$ -

	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio
	(E)	(E)			(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ 31	$ 103	$ -	$ -

Expenses:
Mortality and Expense Risk Charges	-	-	43	115	-	-
Investment Income (Loss), Net	-	-	(12)	(12)	-	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	7	27	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	-	6	28	-	-
Realized Gains (Losses) on Investments, Net	-	-	13	55	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	176	585	-	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	-	189	640	-	-
Net Increase (Decrease) in Net Assets From Operations	$ -	$ -	$ 177	$ 628	$ -	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	Franklin Global Real Estate Securities Fund	Franklin Growth and Income Securities Fund	Franklin High Income Securities Fund	Franklin Income Securities Fund	Franklin Large Cap Growth Securities Fund	Franklin Rising Dividends Securities Fund

Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 524	$ 1,353	$ 3,826	$ 53	$ 321

Expenses:
Mortality and Expense Risk Charges	94	261	337	1,083	90	319
Investment Income (Loss), Net	(94)	263	1,016	2,743	(37)	2
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(223)	(362)	86	161	37	644
Realized Gains (Losses) on Investments, Net	(223)	(362)	86	161	37	644
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,455	1,833	1,307	3,071	532	1,134
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,232	1,471	1,393	3,232	569	1,778
Net Increase (Decrease) in Net Assets From Operations	$ 1,138	$ 1,734	$ 2,409	$ 5,975	$ 532	$ 1,780

	Franklin Small Cap Value Securities Fund	Franklin Small-Mid Cap Growth Securities Fund	Franklin Strategic Income Securities Fund	Franklin Templeton VIP Founding Funds Allocation Fund	Franklin U.S. Government Fund	Invesco V.I. Balanced-Risk Allocation Fund
			(E)			(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ 15	$ -	$ -	$ 292	$ 891	$ -

Expenses:
Mortality and Expense Risk Charges	39	71	-	238	583	-
Investment Income (Loss), Net	(24)	(71)	-	54	308	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	296	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	39	85	-	143	202	-
Realized Gains (Losses) on Investments, Net	39	381	-	143	202	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	261	45	-	1,060	(465)	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	300	426	-	1,203	(263)	-
Net Increase (Decrease) in Net Assets From Operations	$ 276	$ 355	$ -	$ 1,257	$ 45	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	Invesco V.I. Capital Appreciation Fund	Invesco V.I. Core Equity Fund	Invesco Van Kampen V.I. American Franchise Fund	Invesco Van Kampen V.I. American Value Fund	Ivy Funds VIP Asset Strategy Portfolio	Ivy Funds VIP Energy Portfolio
	(B)			(E)	(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ -	$ -	$ -	$ -

Expenses:
Mortality and Expense Risk Charges	-	1	1	-	-	-
Investment Income (Loss), Net	-	(1)	(1)	-	-	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	(8)	3	(1)	-	-	-
Realized Gains (Losses) on Investments, Net	(8)	3	(1)	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	34	4	(4)	-	-	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	26	7	(5)	-	-	-
Net Increase (Decrease) in Net Assets From Operations	$ 26	$ 6	$ (6)	$ -	$ -	$ -

	Ivy Funds VIP Global Natural Resources Portfolio	Ivy Funds VIP Growth Portfolio	Ivy Funds VIP Mid Cap Growth Portfolio	Ivy Funds VIP Science and Technology Portfolio	Jennison Portfolio	JPMIT International Equity Fund
	(E)	(E)	(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ -	$ -	$ -	$ -

Expenses:
Mortality and Expense Risk Charges	-	-	-	-	6	-
Investment Income (Loss), Net	-	-	-	-	(6)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	-	-	-	4	-
Realized Gains (Losses) on Investments, Net	-	-	-	-	4	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	44	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	-	-	-	48	-
Net Increase (Decrease) in Net Assets From Operations	$ -	$ -	$ -	$ -	$ 42	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Legg Mason ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Dynamic Multi-Strategy VIT Portfolio
	(E)		(E)	(E)	(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ -	$ -	$ -	$ -

Expenses:
Mortality and Expense Risk Charges	-	-	-	-	-	-
Investment Income (Loss), Net	-	-	-	-	-	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	-	-	-	-	-
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	2	-	-	-	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	2	-	-	-	-
Net Increase (Decrease) in Net Assets From Operations	$ -	$ 2	$ -	$ -	$ -	$ -

	MFS VIT II International Value Portfolio	MFS VIT Research Bond Portfolio	MFS VIT Utilities Portfolio	Mutual Shares Securities Fund	Oppenheimer Global Securities Fund/VA	Oppenheimer Global Strategic Income Fund/VA
	(E)	(E)	(E)			(G)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ -	$ 485	$ 19	$ -

Expenses:
Mortality and Expense Risk Charges	-	-	-	460	22	-
Investment Income (Loss), Net	-	-	-	25	(3)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	-	-	214	17	-
Realized Gains (Losses) on Investments, Net	-	-	-	214	17	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	2,338	145	4
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	-	-	2,552	162	4
Net Increase (Decrease) in Net Assets From Operations	$ -	$ -	$ -	$ 2,577	$ 159	$ 4

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	Oppenheimer High Income Fund/VA	Oppenheimer International Growth Fund/VA	Oppenheimer Main Street Fund/VA	PIMCO EqS Pathfinder Portfolio	PIMCO VIT All Asset Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio
	(F)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ 31	$ -	$ 12	$ 166	$ 1,643	$ 202

Expenses:
Mortality and Expense Risk Charges	4	-	28	380	518	162
Investment Income (Loss), Net	27	-	(16)	(214)	1,125	40
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	-	-	232
Realized Gains (Losses) on Sales of Investments, Net	(259)	-	27	217	72	(233)
Realized Gains (Losses) on Investments, Net	(259)	-	27	217	72	(1)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	270	-	152	1,451	2,205	194
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	11	-	179	1,668	2,277	193
Net Increase (Decrease) in Net Assets From Operations	$ 38	$ -	$ 163	$ 1,454	$ 3,402	$ 233

	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT Global Multi-Asset Portfolio	PIMCO VIT High Yield Portfolio
				(C)
Investment Income:
Dividends Reinvested in Fund Shares	$ 1,052	$ 26	$ 119	$ 49	$ 1,175	$ 1,802

Expenses:
Mortality and Expense Risk Charges	377	37	141	14	549	549
Investment Income (Loss), Net	675	(11)	(22)	35	626	1,253
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	22	429	-	130	-
Realized Gains (Losses) on Sales of Investments, Net	180	9	53	1	(32)	176
Realized Gains (Losses) on Investments, Net	180	31	482	1	98	176
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,231	75	(97)	47	1,337	2,055
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,411	106	385	48	1,435	2,231
Net Increase (Decrease) in Net Assets From Operations	$ 3,086	$ 95	$ 363	$ 83	$ 2,061	$ 3,484

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT Total Return Portfolio	PIMCO VIT Unconstrained Bond Portfolio	SP International Growth Portfolio	T. Rowe Price Blue Chip Growth Portfolio
	(H)					(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ 358	$ 2,301	$ 61	$ -	$ -

Expenses:
Mortality and Expense Risk Charges	-	640	1,682	110	3	-
Investment Income (Loss), Net	-	(282)	619	(49)	(3)	-
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	2,052	1,905	-	-	-
Realized Gains (Losses) on Sales of Investments, Net	-	594	452	30	(23)	-
Realized Gains (Losses) on Investments, Net	-	2,646	2,357	30	(23)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(224)	3,300	386	59	-
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	2,422	5,657	416	36	-
Net Increase (Decrease) in Net Assets From Operations	$ -	$ 2,140	$ 6,276	$ 367	$ 33	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2012
(In thousands)

	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Foreign Securities Fund	Templeton Global Bond Securities Fund	Templeton Growth Securities Fund	Total All Funds
	(E)	(E)
Investment Income:
Dividends Reinvested in Fund Shares	$ -	$ -	$ 334	$ 2,808	$ 307	$ 31,831

Expenses:
Mortality and Expense Risk Charges	-	-	173	760	284	25,968
Investment Income (Loss), Net	-	-	161	2,048	23	5,863
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	-	-	-	65	-	8,232
Realized Gains (Losses) on Sales of Investments, Net	-	-	(53)	177	(164)	9,884
Realized Gains (Losses) on Investments, Net	-	-	(53)	242	(164)	18,116
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	1,497	3,189	2,694	104,233
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	-	-	1,444	3,431	2,530	122,349
Net Increase (Decrease) in Net Assets From Operations	$ -	$ -	$ 1,605	$ 5,479	$ 2,553	$ 128,212

(A) Period from January 23, 2012 (fund commencement) to December 31, 2012
(B) Period from January 1, 2012 through April 27, 2012 (fund termination)
(C) Period from April 30, 2012 (fund commencement) to December 31, 2012
(D) Period from July 9, 2012 (fund commencement) to December 31, 2012
(E) Period from September 17, 2012 (fund commencement) to December 31, 2012
(F) Period from January 1, 2012 through October 26, 2012 (fund termination)
(G) Period from October 26, 2012 (fund commencement) to December 31, 2012
(H) Period from November 19, 2012 (fund commencement) to December 31, 2012

                                                                             See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	Alger American Capital Appreciation Portfolio		Alger American Large Cap Growth Portfolio		Alger American MidCap Growth Portfolio
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (1)	$ (3)	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	2	-	(4)	(12)	(5)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	33	(1)	8	11	9	(3)
Net Increase (Decrease) in Net Assets
From Operations	34	(4)	4	(1)	4	(3)

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	-	(9)	-	-	-
Surrenders and Terminations	(29)	(1)	(6)	(38)	(16)	(1)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(29)	(1)	(15)	(38)	(16)	(1)
Increase (Decrease) in Net Assets	5	(5)	(11)	(39)	(12)	(4)
Net Assets at Beginning of Period	211	216	59	98	29	33
Net Assets at End of Period	$ 216	$ 211	$ 48	$ 59	$ 17	$ 29

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Opportunity Fund		AZL Balanced Index Strategy Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ (78)	$ (95)	$ (102)	$ (194)
Realized Gains (Losses) on Investments, Net	-	-	16	218	373	182
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	-	179	(616)	1,873	74
Net Increase (Decrease) in Net Assets
From Operations	1	-	117	(493)	2,144	62

Contract Transactions-All Products
Purchase Payments	-	-	247	498	2,825	5,716
Transfers Between Funds	-	-	(218)	(517)	3,214	2,878
Surrenders and Terminations	-	-	(170)	(302)	(673)	(366)
Rescissions	-	-	-	(63)	(101)	(38)
Bonus (Recapture)	-	-	4	6	38	65
Contract Maintenance Charge	-	-	(1)	(1)	(3)	(2)
Rider charge	-	-	(5)	(3)	(237)	(126)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	(143)	(382)	5,063	8,127
Increase (Decrease) in Net Assets	1	-	(26)	(875)	7,207	8,189
Net Assets at Beginning of Period	1	1	3,385	4,260	23,400	15,211
Net Assets at End of Period	$ 2	$ 1	$ 3,359	$ 3,385	$ 30,607	$ 23,400

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	AZL BlackRock Capital Appreciation Fund		AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (381)	$ (348)	$ (81)	$ (58)	$ (68)	$ (57)
Realized Gains (Losses) on Investments, Net	419	459	131	190	130	157
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,749	(1,931)	700	(395)	270	(405)
Net Increase (Decrease) in Net Assets
From Operations	1,787	(1,820)	750	(263)	332	(305)

Contract Transactions-All Products
Purchase Payments	4,126	2,361	1,565	1,027	596	558
Transfers Between Funds	(350)	(175)	114	(169)	(73)	(596)
Surrenders and Terminations	(1,286)	(737)	(228)	(278)	(149)	(156)
Rescissions	(174)	(102)	(24)	(5)	(9)	(2)
Bonus (Recapture)	21	18	6	16	1	4
Contract Maintenance Charge	(2)	(2)	(1)	-	(1)	(1)
Rider charge	(45)	(19)	(21)	(10)	(9)	(4)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,290	1,344	1,411	581	356	(197)
Increase (Decrease) in Net Assets	4,077	(476)	2,161	318	688	(502)
Net Assets at Beginning of Period	15,575	16,051	4,773	4,455	3,582	4,084
Net Assets at End of Period	$ 19,652	$ 15,575	$ 6,934	$ 4,773	$ 4,270	$ 3,582

	AZL Davis New York Venture Fund		AZL Dreyfus Research Growth Fund		AZL Federated Clover Small Value Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (322)	$ (225)	$ (95)	$ (89)	$ (155)	$ (144)
Realized Gains (Losses) on Investments, Net	284	253	127	198	315	271
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,602	(1,090)	660	(348)	873	(651)
Net Increase (Decrease) in Net Assets
From Operations	1,564	(1,062)	692	(239)	1,033	(524)

Contract Transactions-All Products
Purchase Payments	1,072	1,637	741	793	873	1,148
Transfers Between Funds	(301)	(293)	(56)	(455)	(254)	(669)
Surrenders and Terminations	(967)	(1,047)	(343)	(291)	(504)	(496)
Rescissions	(17)	(173)	(25)	(141)	(7)	(80)
Bonus (Recapture)	2	3	4	3	11	3
Contract Maintenance Charge	(3)	(3)	(1)	(1)	(1)	(1)
Rider charge	(21)	(12)	(9)	(5)	(16)	(8)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(235)	112	311	(97)	102	(103)
Increase (Decrease) in Net Assets	1,329	(950)	1,003	(336)	1,135	(627)
Net Assets at Beginning of Period	16,008	16,958	4,630	4,966	8,627	9,254
Net Assets at End of Period	$ 17,337	$ 16,008	$ 5,633	$ 4,630	$ 9,762	$ 8,627

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund		AZL Fusion Conservative Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 168	$ (261)	$ 57	$ 273	$ 33	$ (7)
Realized Gains (Losses) on Investments, Net	629	27	536	475	373	72
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,598	(664)	4,767	(2,351)	861	(194)
Net Increase (Decrease) in Net Assets
From Operations	3,395	(898)	5,360	(1,603)	1,267	(129)

Contract Transactions-All Products
Purchase Payments	2,687	11,810	3,636	14,044	2,644	4,239
Transfers Between Funds	(2,204)	2,348	1,661	(1,658)	391	1,815
Surrenders and Terminations	(275)	(162)	(2,340)	(2,649)	(450)	(181)
Rescissions	(124)	(40)	(60)	(241)	(184)	(10)
Bonus (Recapture)	30	94	39	188	3	20
Contract Maintenance Charge	(4)	(2)	(8)	(7)	(2)	(1)
Rider charge	(311)	(178)	(443)	(288)	(158)	(72)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(201)	13,870	2,485	9,389	2,244	5,810
Increase (Decrease) in Net Assets	3,194	12,972	7,845	7,786	3,511	5,681
Net Assets at Beginning of Period	24,865	11,893	56,024	48,238	10,849	5,168
Net Assets at End of Period	$ 28,059	$ 24,865	$ 63,869	$ 56,024	$ 14,360	$ 10,849
	AZL Fusion Growth Fund		AZL Fusion Moderate Fund		AZL Gateway Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (236)	$ (164)	$ (127)	$ 13	$ (88)	$ (68)
Realized Gains (Losses) on Investments, Net	(75)	(209)	887	941	42	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,161	(1,625)	13,219	(6,823)	231	146
Net Increase (Decrease) in Net Assets
From Operations	2,850	(1,998)	13,979	(5,869)	185	80

Contract Transactions-All Products
Purchase Payments	2,124	1,291	11,790	36,321	802	7,386
Transfers Between Funds	(1,159)	250	(874)	665	(306)	(76)
Surrenders and Terminations	(1,351)	(1,378)	(2,710)	(1,921)	(69)	(16)
Rescissions	(35)	(15)	(130)	(428)	(22)	(1,192)
Bonus (Recapture)	6	4	99	214	2	24
Contract Maintenance Charge	(4)	(5)	(18)	(13)	-	-
Rider charge	(18)	(6)	(1,341)	(895)	(89)	(41)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(437)	141	6,816	33,943	318	6,085
Increase (Decrease) in Net Assets	2,413	(1,857)	20,795	28,074	503	6,165
Net Assets at Beginning of Period	27,277	29,134	128,238	100,164	6,988	823
Net Assets at End of Period	$ 29,690	$ 27,277	$ 149,033	$ 128,238	$ 7,491	$ 6,988

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	AZL Growth Index Strategy Fund		AZL International Index Fund		AZL Invesco Equity and Income Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (469)	$ (622)	$ (18)	$ (56)	$ (109)	$ (118)
Realized Gains (Losses) on Investments, Net	716	436	(4)	107	364	278
Net Change in Unrealized Appreciation
(Depreciation) on Investments	8,935	(1,402)	820	(813)	2,358	(1,100)
Net Increase (Decrease) in Net Assets
From Operations	9,182	(1,588)	798	(762)	2,613	(940)

Contract Transactions-All Products
Purchase Payments	12,863	35,549	970	651	1,721	6,786
Transfers Between Funds	3,396	6,570	71	369	(254)	4,883
Surrenders and Terminations	(1,470)	(766)	(853)	(234)	(1,141)	(425)
Rescissions	(252)	(745)	-	(15)	(71)	(308)
Bonus (Recapture)	16	103	3	2	1	33
Contract Maintenance Charge	(10)	(5)	(1)	-	(3)	(2)
Rider charge	(977)	(520)	(11)	(5)	(234)	(135)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	13,566	40,186	179	768	19	10,832
Increase (Decrease) in Net Assets	22,748	38,598	977	6	2,632	9,892
Net Assets at Beginning of Period	74,464	35,866	5,118	5,112	26,062	16,170
Net Assets at End of Period	$ 97,212	$ 74,464	$ 6,095	$ 5,118	$ 28,694	$ 26,062

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (35)	$ (64)	$ (54)	$ (158)	$ (58)	$ (214)
Realized Gains (Losses) on Investments, Net	44	36	123	177	(88)	(3)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	554	(181)	1,440	(1,196)	2,136	(1,791)
Net Increase (Decrease) in Net Assets
From Operations	563	(209)	1,509	(1,177)	1,990	(2,008)

Contract Transactions-All Products
Purchase Payments	916	480	1,463	1,345	1,385	907
Transfers Between Funds	271	(151)	(615)	(780)	(532)	(58)
Surrenders and Terminations	(291)	(353)	(554)	(734)	(799)	(651)
Rescissions	(6)	-	(196)	(31)	(12)	(136)
Bonus (Recapture)	7	11	11	17	7	4
Contract Maintenance Charge	(1)	(1)	(2)	(2)	(2)	(2)
Rider charge	(10)	(4)	(19)	(10)	(12)	(5)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	886	(18)	88	(195)	35	59
Increase (Decrease) in Net Assets	1,449	(227)	1,597	(1,372)	2,025	(1,949)
Net Assets at Beginning of Period	4,403	4,630	11,487	12,859	11,382	13,331
Net Assets at End of Period	$ 5,852	$ 4,403	$ 13,084	$ 11,487	$ 13,407	$ 11,382

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund		AZL MFS Value Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (113)	$ (113)	$ (145)	$ (143)	$ (63)	$ (85)
Realized Gains (Losses) on Investments, Net	118	40	483	243	(96)	(220)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	985	(215)	1,095	(507)	1,195	(142)
Net Increase (Decrease) in Net Assets
From Operations	990	(288)	1,433	(407)	1,036	(447)

Contract Transactions-All Products
Purchase Payments	632	407	887	623	1,481	987
Transfers Between Funds	215	(274)	(210)	(89)	66	(255)
Surrenders and Terminations	(430)	(576)	(872)	(310)	(545)	(603)
Rescissions	-	-	(12)	(13)	(16)	(4)
Bonus (Recapture)	11	5	12	8	2	3
Contract Maintenance Charge	(1)	(2)	(2)	(1)	(1)	(1)
Rider charge	(7)	(3)	(11)	(6)	(19)	(9)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	420	(443)	(208)	212	968	118
Increase (Decrease) in Net Assets	1,410	(731)	1,225	(195)	2,004	(329)
Net Assets at Beginning of Period	6,683	7,414	8,644	8,839	6,897	7,226
Net Assets at End of Period	$ 8,093	$ 6,683	$ 9,869	$ 8,644	$ 8,901	$ 6,897

	AZL Mid Cap Index Fund		AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (26)	$ (7)	$ (973)	$ (1,000)	$ (15)	$ 33
Realized Gains (Losses) on Investments, Net	67	(4)	-	1	112	121
Net Change in Unrealized Appreciation
(Depreciation) on Investments	236	(49)	-	-	777	(574)
Net Increase (Decrease) in Net Assets
From Operations	277	(60)	(973)	(999)	874	(420)

Contract Transactions-All Products
Purchase Payments	1,646	1,078	36,199	36,987	137	717
Transfers Between Funds	343	68	(30,879)	(25,549)	(404)	(449)
Surrenders and Terminations	58	(5)	(6,190)	(8,001)	(164)	(108)
Rescissions	(213)	(163)	(615)	(752)	-	(19)
Bonus (Recapture)	17	8	189	197	1	4
Contract Maintenance Charge	-	-	(11)	(11)	(1)	(1)
Rider charge	(12)	(3)	(187)	(146)	(8)	(5)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,839	983	(1,494)	2,725	(439)	139
Increase (Decrease) in Net Assets	2,116	923	(2,467)	1,726	435	(281)
Net Assets at Beginning of Period	1,044	121	51,788	50,062	3,352	3,633
Net Assets at End of Period	$ 3,160	$ 1,044	$ 49,321	$ 51,788	$ 3,787	$ 3,352

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	AZL Morgan Stanley Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Allocation Fund
	2012	2011	2012 (A)	2011	2012 (A)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (380)	$ (322)	$ 53	$ -	$ 68	$ -
Realized Gains (Losses) on Investments, Net	1,255	865	19	-	42	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	77	(1,899)	222	-	664	-
Net Increase (Decrease) in Net Assets
From Operations	952	(1,356)	294	-	774	-

Contract Transactions-All Products
Purchase Payments	2,496	1,434	8,755	-	23,930	-
Transfers Between Funds	322	(1,040)	962	-	2,163	-
Surrenders and Terminations	(1,054)	(708)	(28)	-	(98)	-
Rescissions	(30)	(17)	(118)	-	(502)	-
Bonus (Recapture)	14	7	37	-	50	-
Contract Maintenance Charge	(3)	(3)	-	-	-	-
Rider charge	(32)	(17)	(41)	-	(127)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,713	(344)	9,567	-	25,416	-
Increase (Decrease) in Net Assets	2,665	(1,700)	9,861	-	26,190	-
Net Assets at Beginning of Period	15,709	17,409	-	-	-	-
Net Assets at End of Period	$ 18,374	$ 15,709	$ 9,861	$ -	$ 26,190	$ -

	AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund		AZL MVP Fusion Moderate Fund
	2012 (C)	2011	2012 (A)	2011	2012 (A)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 14	$ -	$ 75	$ -	$ 121	$ -
Realized Gains (Losses) on Investments, Net	5	-	106	-	308	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	36	-	346	-	998	-
Net Increase (Decrease) in Net Assets
From Operations	55	-	527	-	1,427	-

Contract Transactions-All Products
Purchase Payments	1,542	-	11,812	-	27,648	-
Transfers Between Funds	121	-	1,240	-	1,895	-
Surrenders and Terminations	(2)	-	(30)	-	(399)	-
Rescissions	(45)	-	(348)	-	(327)	-
Bonus (Recapture)	5	-	83	-	184	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	(3)	-	(57)	-	(142)	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,618	-	12,700	-	28,859	-
Increase (Decrease) in Net Assets	1,673	-	13,227	-	30,286	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ 1,673	$ -	$ 13,227	$ -	$ 30,286	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	AZL MVP Growth Index Strategy Fund		AZL MVP Invesco Equity and Income Fund		AZL NFJ International Value Fund
	2012 (A)	2011	2012 (A)	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 76	$ -	$ 8	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	99	-	15	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,171	-	209	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	1,346	-	232	-	-	-

Contract Transactions-All Products
Purchase Payments	29,573	-	5,624	-	-	-
Transfers Between Funds	1,825	-	1,118	-	-	-
Surrenders and Terminations	(172)	-	(11)	-	-	-
Rescissions	(547)	-	(134)	-	-	-
Bonus (Recapture)	118	-	9	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	(153)	-	(32)	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	30,644	-	6,574	-	-	-
Increase (Decrease) in Net Assets	31,990	-	6,806	-	-	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ 31,990	$ -	$ 6,806	$ -	$ -	$ -

	AZL Oppenheimer Discovery Fund		AZL Pyramis Core Bond Fund		AZL Russell 1000 Growth Index Fund
	2012	2011	2012 (F)	2011	2012	2011 (I)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (57)	$ (48)	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	113	104	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	259	(193)	-	-	(1)	-
Net Increase (Decrease) in Net Assets
From Operations	315	(137)	-	-	(1)	-

Contract Transactions-All Products
Purchase Payments	921	202	121	-	32	-
Transfers Between Funds	225	(240)	-	-	-	-
Surrenders and Terminations	(113)	(87)	-	-	-	-
Rescissions	(128)	(1)	(50)	-	-	-
Bonus (Recapture)	7	1	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	(7)	(2)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	905	(127)	71	-	32	-
Increase (Decrease) in Net Assets	1,220	(264)	71	-	31	-
Net Assets at Beginning of Period	2,046	2,310	-	-	-	-
Net Assets at End of Period	$ 3,266	$ 2,046	$ 71	$ -	$ 31	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	AZL Russell 1000 Value Index Fund		AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1
	2012	2011 (I)	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ (231)	$ (159)	$ (7)	$ (9)
Realized Gains (Losses) on Investments, Net	-	-	827	461	200	219
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	2,075	(648)	94	(597)
Net Increase (Decrease) in Net Assets
From Operations	-	-	2,671	(346)	287	(387)

Contract Transactions-All Products
Purchase Payments	32	-	3,991	2,589	-	84
Transfers Between Funds	-	-	(2,369)	4,688	-	(93)
Surrenders and Terminations	-	-	(1,963)	(1,075)	(203)	(302)
Rescissions	-	-	(22)	(71)	-	-
Bonus (Recapture)	-	-	15	7	-	-
Contract Maintenance Charge	-	-	(3)	(3)	(1)	(1)
Rider charge	-	-	(41)	(18)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	32	-	(392)	6,117	(204)	(312)
Increase (Decrease) in Net Assets	32	-	2,279	5,771	83	(699)
Net Assets at Beginning of Period	-	-	20,596	14,825	1,556	2,255
Net Assets at End of Period	$ 32	$ -	$ 22,875	$ 20,596	$ 1,639	$ 1,556

	AZL Schroder Emerging Markets Equity Fund CL 2		AZL Small Cap Stock Index Fund		BlackRock Equity Dividend V.I. Fund
	2012	2011	2012	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (168)	$ (195)	$ (127)	$ (116)	$ -	$ -
Realized Gains (Losses) on Investments, Net	630	959	312	311	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,214	(2,891)	668	(318)	-	-
Net Increase (Decrease) in Net Assets
From Operations	1,676	(2,127)	853	(123)	-	-

Contract Transactions-All Products
Purchase Payments	465	1,108	875	560	-	-
Transfers Between Funds	(663)	(2,754)	(513)	645	-	-
Surrenders and Terminations	(574)	(446)	(632)	(316)	-	-
Rescissions	(10)	(22)	(126)	(12)	-	-
Bonus (Recapture)	9	6	4	5	-	-
Contract Maintenance Charge	(1)	(2)	(1)	(1)	-	-
Rider charge	(13)	(9)	(10)	(3)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(787)	(2,119)	(403)	878	-	-
Increase (Decrease) in Net Assets	889	(4,246)	450	755	-	-
Net Assets at Beginning of Period	9,717	13,963	6,482	5,727	-	-
Net Assets at End of Period	$ 10,606	$ 9,717	$ 6,932	$ 6,482	$ -	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	BlackRock Global Allocation V.I. Fund		Columbia Variable Portfolio – Select Smaller-Cap Value Fund		Columbia Variable Portfolio – Seligman Global Technology Fund
	2012	2011	2012	2011 (K)	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (193)	$ 964	$ (11)	$ (10)	$ -	$ -
Realized Gains (Losses) on Investments, Net	654	3,032	(2)	(9)	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	8,137	(9,387)	97	(77)	-	-
Net Increase (Decrease) in Net Assets
From Operations	8,598	(5,391)	84	(96)	-	-

Contract Transactions-All Products
Purchase Payments	12,087	42,423	1	1	-	-
Transfers Between Funds	2,171	4,299	(46)	687	-	-
Surrenders and Terminations	(2,152)	(1,565)	(42)	(28)	-	-
Rescissions	(110)	(627)	-	-	-	-
Bonus (Recapture)	44	118	-	-	-	-
Contract Maintenance Charge	(16)	(9)	-	-	-	-
Rider charge	(1,178)	(698)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	10,846	43,941	(87)	660	-	-
Increase (Decrease) in Net Assets	19,444	38,550	(3)	564	-	-
Net Assets at Beginning of Period	100,990	62,440	564	-	8	8
Net Assets at End of Period	$ 120,434	$ 100,990	$ 561	$ 564	$ 8	$ 8

	Davis VA Financial Portfolio		Davis VA Value Portfolio		Dreyfus VIF Appreciation Portfolio
	2012	2011	2012	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (8)	$ (20)	$ (1)	$ (3)	$ -	$ -
Realized Gains (Losses) on Investments, Net	36	4	14	30	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	254	(198)	6	(40)	-	-
Net Increase (Decrease) in Net Assets
From Operations	282	(214)	19	(13)	-	-

Contract Transactions-All Products
Purchase Payments	8	17	-	-	-	-
Transfers Between Funds	(124)	(40)	(1)	(5)	-	-
Surrenders and Terminations	(114)	(119)	(21)	(48)	-	-
Rescissions	(1)	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(231)	(142)	(22)	(53)	-	-
Increase (Decrease) in Net Assets	51	(356)	(3)	(66)	-	-
Net Assets at Beginning of Period	1,881	2,237	212	278	-	-
Net Assets at End of Period	$ 1,932	$ 1,881	$ 209	$ 212	$ -	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	Eaton Vance VT Floating-Rate Income Fund		Fidelity VIP Emerging Markets Portfolio		Fidelity VIP FundsManager 50% Portfolio
	2012 (D)	2011	2012 (D)	2011	2012	2011 (I)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ (12)	$ 18
Realized Gains (Losses) on Investments, Net	-	-	-	-	13	3
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	176	(55)
Net Increase (Decrease) in Net Assets
From Operations	-	-	-	-	177	(34)

Contract Transactions-All Products
Purchase Payments	-	-	-	-	655	1,528
Transfers Between Funds	-	-	-	-	266	261
Surrenders and Terminations	-	-	-	-	(18)	(3)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	1	10
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	(27)	(5)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	-	-	877	1,791
Increase (Decrease) in Net Assets	-	-	-	-	1,054	1,757
Net Assets at Beginning of Period	-	-	-	-	1,757	-
Net Assets at End of Period	$ -	$ -	$ -	$ -	$ 2,811	$ 1,757

	Fidelity VIP FundsManager 60% Portfolio		Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio
	2012	2011 (I)	2012 (D)	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (12)	$ 48	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	55	51	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	585	(137)	-	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	628	(38)	-	-	-	-

Contract Transactions-All Products
Purchase Payments	1,691	4,225	-	-	-	-
Transfers Between Funds	776	1,280	-	-	-	-
Surrenders and Terminations	(261)	(11)	-	-	-	-
Rescissions	(89)	(4)	-	-	-	-
Bonus (Recapture)	9	16	-	-	-	-
Contract Maintenance Charge	(1)	-	-	-	-	-
Rider charge	(81)	(16)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,044	5,490	-	-	-	-
Increase (Decrease) in Net Assets	2,672	5,452	-	-	-	-
Net Assets at Beginning of Period	5,452	-	-	-	-	-
Net Assets at End of Period	$ 8,124	$ 5,452	$ -	$ -	$ -	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	Franklin Global Real Estate Securities Fund		Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (94)	$ 296	$ 263	$ 400	$ 1,016	$ 809
Realized Gains (Losses) on Investments, Net	(223)	(427)	(362)	(683)	86	331
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,455	(228)	1,833	455	1,307	(701)
Net Increase (Decrease) in Net Assets
From Operations	1,138	(359)	1,734	172	2,409	439

Contract Transactions-All Products
Purchase Payments	6	82	20	14	325	2,406
Transfers Between Funds	(100)	160	(124)	(177)	207	597
Surrenders and Terminations	(277)	(529)	(1,505)	(1,820)	(1,094)	(1,959)
Rescissions	-	-	-	-	(47)	(27)
Bonus (Recapture)	-	-	-	-	5	25
Contract Maintenance Charge	(2)	(2)	(9)	(10)	(5)	(4)
Rider charge	-	-	-	-	(87)	(68)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(373)	(289)	(1,618)	(1,993)	(696)	970
Increase (Decrease) in Net Assets	765	(648)	116	(1,821)	1,713	1,409
Net Assets at Beginning of Period	4,636	5,284	16,535	18,356	17,838	16,429
Net Assets at End of Period	$ 5,401	$ 4,636	$ 16,651	$ 16,535	$ 19,551	$ 17,838

	Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund		Franklin Rising Dividends Securities Fund
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 2,743	$ 1,718	$ (37)	$ (50)	$ 2	$ (14)
Realized Gains (Losses) on Investments, Net	161	242	37	(26)	644	571
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,071	(1,628)	532	(89)	1,134	254
Net Increase (Decrease) in Net Assets
From Operations	5,975	332	532	(165)	1,780	811

Contract Transactions-All Products
Purchase Payments	17,802	6,636	2	4	91	107
Transfers Between Funds	2,139	839	(98)	(91)	(311)	(153)
Surrenders and Terminations	(3,944)	(3,898)	(703)	(558)	(1,875)	(1,940)
Rescissions	(434)	(114)	-	-	(11)	-
Bonus (Recapture)	69	27	-	-	4	1
Contract Maintenance Charge	(14)	(14)	(2)	(2)	(8)	(9)
Rider charge	(168)	(25)	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	15,450	3,451	(801)	(647)	(2,110)	(1,994)
Increase (Decrease) in Net Assets	21,425	3,783	(269)	(812)	(330)	(1,183)
Net Assets at Beginning of Period	48,096	44,313	5,093	5,905	18,492	19,675
Net Assets at End of Period	$ 69,521	$ 48,096	$ 4,824	$ 5,093	$ 18,162	$ 18,492

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund		Franklin Strategic Income Securities Fund
	2012	2011	2012	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (24)	$ (26)	$ (71)	$ (80)	$ -	$ -
Realized Gains (Losses) on Investments, Net	39	39	381	129	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	261	(124)	45	(340)	-	-
Net Increase (Decrease) in Net Assets
From Operations	276	(111)	355	(291)	-	-

Contract Transactions-All Products
Purchase Payments	4	1	8	7	-	-
Transfers Between Funds	(13)	(82)	(132)	(25)	-	-
Surrenders and Terminations	(140)	(108)	(579)	(610)	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	(2)	(3)	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(149)	(189)	(705)	(631)	-	-
Increase (Decrease) in Net Assets	127	(300)	(350)	(922)	-	-
Net Assets at Beginning of Period	1,795	2,095	4,143	5,065	-	-
Net Assets at End of Period	$ 1,922	$ 1,795	$ 3,793	$ 4,143	$ -	$ -

	Franklin Templeton VIP Founding Funds Allocation Fund		Franklin U.S. Government Fund		Invesco V.I. Balanced-Risk Allocation Fund
	2012	2011	2012	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 54	$ (257)	$ 308	$ 425	$ -	$ -
Realized Gains (Losses) on Investments, Net	143	435	202	171	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,060	(445)	(465)	571	-	-
Net Increase (Decrease) in Net Assets
From Operations	1,257	(267)	45	1,167	-	-

Contract Transactions-All Products
Purchase Payments	236	924	6,649	4,334	-	-
Transfers Between Funds	(417)	(2,854)	(954)	(1,922)	-	-
Surrenders and Terminations	(544)	(587)	(2,933)	(3,056)	-	-
Rescissions	(4)	(2)	(163)	(44)	-	-
Bonus (Recapture)	-	8	39	46	-	-
Contract Maintenance Charge	(1)	(1)	(9)	(9)	-	-
Rider charge	(9)	(5)	(113)	(65)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(739)	(2,517)	2,516	(716)	-	-
Increase (Decrease) in Net Assets	518	(2,784)	2,561	451	-	-
Net Assets at Beginning of Period	10,210	12,994	32,410	31,959	-	-
Net Assets at End of Period	$ 10,728	$ 10,210	$ 34,971	$ 32,410	$ -	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	Invesco V.I. Capital Appreciation Fund		Invesco V.I. Core Equity Fund		Invesco Van Kampen V.I. American Franchise Fund
	2012 (G)	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ (3)	$ (1)	$ -	$ (1)	$ -
Realized Gains (Losses) on Investments, Net	(8)	(4)	3	-	(1)	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	34	(11)	4	(2)	(4)	1
Net Increase (Decrease) in Net Assets
From Operations	26	(18)	6	(2)	(6)	1

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	(176)	(1)	-	-	174	-
Surrenders and Terminations	(14)	(20)	(17)	-	(20)	(1)
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(190)	(21)	(17)	-	154	(1)
Increase (Decrease) in Net Assets	(164)	(39)	(11)	(2)	148	-
Net Assets at Beginning of Period	164	203	53	55	4	4
Net Assets at End of Period	$ -	$ 164	$ 42	$ 53	$ 152	$ 4

	Invesco Van Kampen V.I. American Value Fund		Ivy Funds VIP Asset Strategy Portfolio		Ivy Funds VIP Energy Portfolio
	2012 (D)	2011	2012 (D)	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	-	-	-	-

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	-	-	-	-	-
Surrenders and Terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	-	-	-	-
Increase (Decrease) in Net Assets	-	-	-	-	-	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ -	$ -	$ -	$ -	$ -	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio		Ivy Funds VIP Mid Cap Growth Portfolio
	2012 (D)	2011	2012 (D)	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	-	-	-	-

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	-	-	-	-	-
Surrenders and Terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	-	-	-	-
Increase (Decrease) in Net Assets	-	-	-	-	-	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ -	$ -	$ -	$ -	$ -	$ -

	Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio		JPMIT International Equity Fund
	2012 (D)	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ (6)	$ (7)	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	4	4	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	44	(5)	-	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	42	(8)	-	-

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	-	(1)	35	-	-
Surrenders and Terminations	-	-	(14)	(33)	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	(15)	2	-	-
Increase (Decrease) in Net Assets	-	-	27	(6)	-	-
Net Assets at Beginning of Period	-	-	307	313	-	-
Net Assets at End of Period	$ -	$ -	$ 334	$ 307	$ -	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio		Lazard Retirement International Equity Portfolio
	2012 (D)	2011	2012	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	2	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	2	-	-	-

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	-	-	-	-	-
Surrenders and Terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	-	-	-	-
Increase (Decrease) in Net Assets	-	-	2	-	-	-
Net Assets at Beginning of Period	-	-	13	13	-	-
Net Assets at End of Period	$ -	$ -	$ 15	$ 13	$ -	$ -

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		Legg Mason ClearBridge Variable Aggressive Growth Portfolio		Legg Mason Dynamic Multi-Strategy VIT Portfolio
	2012 (D)	2011	2012 (D)	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	-	-	-	-

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	-	-	-	-	-
Surrenders and Terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	-	-	-	-
Increase (Decrease) in Net Assets	-	-	-	-	-	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ -	$ -	$ -	$ -	$ -	$ -
                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	MFS VIT II International Value Portfolio		MFS VIT Research Bond Portfolio		MFS VIT Utilities Portfolio
	2012 (D)	2011	2012 (D)	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	-	-	-	-	-	-

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	-	-	-	-	-	-
Surrenders and Terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	-	-	-	-
Increase (Decrease) in Net Assets	-	-	-	-	-	-
Net Assets at Beginning of Period	-	-	-	-	-	-
Net Assets at End of Period	$ -	$ -	$ -	$ -	$ -	$ -

	Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund		Oppenheimer Global Securities Fund/VA
	2012	2011 (M)	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ 170	$ 25	$ 76	$ (3)	$ (10)
Realized Gains (Losses) on Investments, Net	-	1,176	214	155	17	13
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	(3,021)	2,338	(875)	145	(109)
Net Increase (Decrease) in Net Assets
From Operations	-	(1,675)	2,577	(644)	159	(106)

Contract Transactions-All Products
Purchase Payments	-	372	3,058	1,774	-	-
Transfers Between Funds	-	(20,829)	349	(863)	(28)	11
Surrenders and Terminations	-	(974)	(1,991)	(1,398)	(85)	(63)
Rescissions	-	-	(60)	(3)	-	-
Bonus (Recapture)	-	3	5	9	-	-
Contract Maintenance Charge	-	(4)	(5)	(5)	-	-
Rider charge	-	(13)	(28)	(11)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	(21,445)	1,328	(497)	(113)	(52)
Increase (Decrease) in Net Assets	-	(23,120)	3,905	(1,141)	46	(158)
Net Assets at Beginning of Period	-	23,120	21,192	22,333	922	1,080
Net Assets at End of Period	$ -	$ -	$ 25,097	$ 21,192	$ 968	$ 922

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	Oppenheimer Global Strategic Income Fund/VA		Oppenheimer High Income Fund/VA		Oppenheimer International Growth Fund/VA
	2012 (E)	2011	2012 (H)	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ 27	$ 37	$ -	$ -
Realized Gains (Losses) on Investments, Net	-	-	(259)	4	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4	-	270	(36)	-	-
Net Increase (Decrease) in Net Assets
From Operations	4	-	38	5	-	-

Contract Transactions-All Products
Purchase Payments	-	-	-	-	-	-
Transfers Between Funds	193	-	(191)	(1)	-	-
Surrenders and Terminations	(4)	-	(258)	(95)	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	189	-	(449)	(96)	-	-
Increase (Decrease) in Net Assets	193	-	(411)	(91)	-	-
Net Assets at Beginning of Period	-	-	411	502	-	-
Net Assets at End of Period	$ 193	$ -	$ -	$ 411	$ -	$ -

	Oppenheimer Main Street Fund/VA		PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio
	2012	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (16)	$ (17)	$ (214)	$ (102)	$ 1,125	$ 1,044
Realized Gains (Losses) on Investments, Net	27	26	217	(26)	72	116
Net Change in Unrealized Appreciation
(Depreciation) on Investments	152	(35)	1,451	33	2,205	(1,172)
Net Increase (Decrease) in Net Assets
From Operations	163	(26)	1,454	(95)	3,402	(12)

Contract Transactions-All Products
Purchase Payments	2	1	487	282	9,241	6,874
Transfers Between Funds	(31)	(22)	(670)	19,526	2,101	263
Surrenders and Terminations	(76)	(235)	(1,957)	(205)	(870)	(407)
Rescissions	-	-	(37)	(3)	(191)	(39)
Bonus (Recapture)	-	-	1	-	59	43
Contract Maintenance Charge	-	-	(5)	(2)	(3)	(2)
Rider charge	-	-	(22)	(7)	(244)	(126)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(105)	(256)	(2,203)	19,591	10,093	6,606
Increase (Decrease) in Net Assets	58	(282)	(749)	19,496	13,495	6,594
Net Assets at Beginning of Period	1,180	1,462	19,549	53	21,873	15,279
Net Assets at End of Period	$ 1,238	$ 1,180	$ 18,800	$ 19,549	$ 35,368	$ 21,873

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2012	2011	2012	2011	2012	2011 (L)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 40	$ 1,052	$ 675	$ 682	$ (11)	$ (2)
Realized Gains (Losses) on Investments, Net	(1)	213	180	295	31	(3)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	194	(1,891)	2,231	(106)	75	(12)
Net Increase (Decrease) in Net Assets
From Operations	233	(626)	3,086	871	95	(17)

Contract Transactions-All Products
Purchase Payments	301	1,216	1,164	3,853	1,953	1,251
Transfers Between Funds	(322)	(2,972)	1,127	(4,470)	62	12
Surrenders and Terminations	(546)	(454)	(829)	(396)	(47)	-
Rescissions	(3)	-	-	(32)	(112)	(10)
Bonus (Recapture)	1	5	14	46	8	1
Contract Maintenance Charge	(1)	(1)	(3)	(2)	-	-
Rider charge	(16)	(10)	(170)	(132)	(17)	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(586)	(2,216)	1,303	(1,133)	1,847	1,253
Increase (Decrease) in Net Assets	(353)	(2,842)	4,389	(262)	1,942	1,236
Net Assets at Beginning of Period	7,353	10,195	18,742	19,004	1,236	-
Net Assets at End of Period	$ 7,000	$ 7,353	$ 23,131	$ 18,742	$ 3,178	$ 1,236

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Managed Volatility Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2012	2011	2012 (B)	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (22)	$ 45	$ 35	$ -	$ 626	$ 43
Realized Gains (Losses) on Investments, Net	482	233	1	-	98	255
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(97)	88	47	-	1,337	(1,496)
Net Increase (Decrease) in Net Assets
From Operations	363	366	83	-	2,061	(1,198)

Contract Transactions-All Products
Purchase Payments	225	1,750	2,524	-	3,847	12,280
Transfers Between Funds	(211)	(373)	561	-	2,851	4,033
Surrenders and Terminations	(315)	(251)	(4)	-	(1,022)	(205)
Rescissions	-	(97)	(5)	-	(50)	(108)
Bonus (Recapture)	8	30	2	-	9	62
Contract Maintenance Charge	(1)	(1)	-	-	(4)	(2)
Rider charge	(45)	(39)	(6)	-	(350)	(211)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(339)	1,019	3,072	-	5,281	15,849
Increase (Decrease) in Net Assets	24	1,385	3,155	-	7,342	14,651
Net Assets at Beginning of Period	7,473	6,088	-	-	28,218	13,567
Net Assets at End of Period	$ 7,497	$ 7,473	$ 3,155	$ -	$ 35,560	$ 28,218

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio
	2012	2011	2012 (F)	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 1,253	$ 772	$ -	$ -	$ (282)	$ 24
Realized Gains (Losses) on Investments, Net	176	143	-	-	2,646	1,173
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,055	(687)	-	-	(224)	840
Net Increase (Decrease) in Net Assets
From Operations	3,484	228	-	-	2,140	2,037

Contract Transactions-All Products
Purchase Payments	17,274	7,915	-	-	9,467	8,175
Transfers Between Funds	3,700	(161)	-	-	2,095	(572)
Surrenders and Terminations	(1,079)	(562)	-	-	(2,282)	(1,340)
Rescissions	(514)	(233)	-	-	(392)	(156)
Bonus (Recapture)	56	46	-	-	70	84
Contract Maintenance Charge	(4)	(2)	-	-	(4)	(3)
Rider charge	(218)	(77)	-	-	(215)	(101)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	19,215	6,926	-	-	8,739	6,087
Increase (Decrease) in Net Assets	22,699	7,154	-	-	10,879	8,124
Net Assets at Beginning of Period	19,123	11,969	-	-	28,050	19,926
Net Assets at End of Period	$ 41,822	$ 19,123	$ -	$ -	$ 38,929	$ 28,050

	PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio		Seligman Small-Cap Value Portfolio
	2012	2011	2012	2011 (L)	2012	2011 (J)

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 619	$ 442	$ (49)	$ (2)	$ -	$ (3)
Realized Gains (Losses) on Investments, Net	2,357	1,222	30	(10)	-	(113)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	3,300	(729)	386	(4)	-	142
Net Increase (Decrease) in Net Assets
From Operations	6,276	935	367	(16)	-	26

Contract Transactions-All Products
Purchase Payments	21,215	16,995	3,773	2,255	-	-
Transfers Between Funds	7,864	10,228	3,550	505	-	(714)
Surrenders and Terminations	(5,613)	(2,717)	(220)	(64)	-	(52)
Rescissions	(750)	(365)	(139)	(10)	-	-
Bonus (Recapture)	106	80	17	24	-	-
Contract Maintenance Charge	(11)	(9)	-	-	-	-
Rider charge	(577)	(309)	(43)	(3)	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	22,234	23,903	6,938	2,707	-	(766)
Increase (Decrease) in Net Assets	28,510	24,838	7,305	2,691	-	(740)
Net Assets at Beginning of Period	73,872	49,034	2,691	-	-	740
Net Assets at End of Period	$ 102,382	$ 73,872	$ 9,996	$ 2,691	$ -	$ -

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio
	2012	2011	2012 (D)	2011	2012 (D)	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ (3)	$ (3)	$ -	$ -	$ -	$ -
Realized Gains (Losses) on Investments, Net	(23)	(5)	-	-	-	-
Net Change in Unrealized Appreciation
(Depreciation) on Investments	59	(33)	-	-	-	-
Net Increase (Decrease) in Net Assets
From Operations	33	(41)	-	-	-	-

Contract Transactions-All Products
Purchase Payments	-	2	-	-	-	-
Transfers Between Funds	(8)	-	-	-	-	-
Surrenders and Terminations	(41)	(4)	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus (Recapture)	-	-	-	-	-	-
Contract Maintenance Charge	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(49)	(2)	-	-	-	-
Increase (Decrease) in Net Assets	(16)	(43)	-	-	-	-
Net Assets at Beginning of Period	193	236	-	-	-	-
Net Assets at End of Period	$ 177	$ 193	$ -	$ -	$ -	$ -

	T. Rowe Price Health Sciences Portfolio		Templeton Foreign Securities Fund		Templeton Global Bond Securities Fund
	2012 (D)	2011	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ -	$ -	$ 161	$ 35	$ 2,048	$ 1,029
Realized Gains (Losses) on Investments, Net	-	-	(53)	(4)	242	452
Net Change in Unrealized Appreciation
(Depreciation) on Investments	-	-	1,497	(1,499)	3,189	(2,503)
Net Increase (Decrease) in Net Assets
From Operations	-	-	1,605	(1,468)	5,479	(1,022)

Contract Transactions-All Products
Purchase Payments	-	-	53	7	17,767	12,990
Transfers Between Funds	-	-	(542)	137	(137)	2,079
Surrenders and Terminations	-	-	(709)	(1,359)	(1,434)	(1,116)
Rescissions	-	-	-	-	(934)	(228)
Bonus (Recapture)	-	-	3	-	48	88
Contract Maintenance Charge	-	-	(5)	(6)	(7)	(5)
Rider charge	-	-	-	-	(324)	(150)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	-	-	(1,200)	(1,221)	14,979	13,658
Increase (Decrease) in Net Assets	-	-	405	(2,689)	20,458	12,636
Net Assets at Beginning of Period	-	-	10,428	13,117	33,634	20,998
Net Assets at End of Period	$ -	$ -	$ 10,833	$ 10,428	$ 54,092	$ 33,634

                                                                             See accompanying notes to financial statements                                           (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the year ended December 31, 2012 and 2011
(In thousands)

	Templeton Growth Securities Fund		Total All Funds
	2012	2011	2012	2011

Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$ 23	$ (91)	$ 5,863	$ 4,606
Realized Gains (Losses) on Investments, Net	(164)	(26)	18,116	16,537
Net Change in Unrealized Appreciation
(Depreciation) on Investments	2,694	(1,001)	104,233	(57,674)
Net Increase (Decrease) in Net Assets
From Operations	2,553	(1,118)	128,212	(36,531)

Contract Transactions-All Products
Purchase Payments	1,456	739	347,237	322,763
Transfers Between Funds	(106)	(2,702)	2,813	(5,238)
Surrenders and Terminations	(1,308)	(1,091)	(67,053)	(55,601)
Rescissions	(29)	(5)	(8,767)	(6,946)
Bonus (Recapture)	3	8	1,659	1,863
Contract Maintenance Charge	(5)	(5)	(220)	(189)
Rider charge	(13)	(6)	(8,839)	(4,645)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2)	(3,062)	266,830	252,007
Increase (Decrease) in Net Assets	2,551	(4,180)	395,042	215,476
Net Assets at Beginning of Period	13,396	17,576	1,182,140	966,664
Net Assets at End of Period	$ 15,947	$ 13,396	$ 1,577,182	$ 1,182,140

(A) Period from January 23, 2012 (fund commencement) to December 31, 2012
(B) Period from April 30, 2012 (fund commencement) to December 31, 2012
(C) Period from July 9, 2012 (fund commencement) to December 31, 2012
(D) Period from September 17, 2012 (fund commencement) to December 31, 2012
(E) Period from October 26, 2012 (fund commencement) to December 31, 2012
(F) Period from November 19, 2012 (fund commencement) to December 31, 2012
(G) Period from January 1, 2012 through April 27, 2012 (fund termination)
(H) Period from January 1, 2012 through October 26, 2012 (fund termination)
(I) Period from January 21, 2011 (fund commencement) to December 31, 2011
(J) Period from January 1, 2011 through March 11, 2011 (fund termination)
(K) Period from March 11, 2011 (fund commencement) to December 31, 2011
(L) Period from July 22, 2011 (fund commencement) to December 31, 2011
(M) Period from January 1, 2011 through September 16, 2011 (fund termination)

                                                                             See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

1.      ORGANIZATION

Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended).  The Variable Account was established by Allianz Life of New York on February 26, 1988, and commenced operations September 6, 1991.  Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York.  The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account.  These Assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct.

The Variable Account's sub-accounts are invested, at net asset values, in one or more of the funds listed below in accordance with the selection made by the contract owner. Not all funds listed below are available as investment options for the products, which comprise the Variable Account as some funds have been closed to new money.  The investment advisers and specialist manager for each fund are listed in the following table:
Fund	Investment Adviser	Specialist Manager/Adviser
Alger American Capital Appreciation Portfolio	Fred Alger Management, Inc.	N/A
Alger American LargeCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American MidCap Growth Portfolio	Fred Alger Management, Inc.	N/A
Alger American SmallCap Growth Portfolio	Fred Alger Management, Inc.	N/A
AZL Allianz AGIC Opportunity Fund * †	Allianz Investment Management, LLC	Allianz Global Investors Capital
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL BlackRock Capital Appreciation Fund * †	Allianz Investment Management, LLC	BlackRock Capital Management, Inc.
AZL Columbia Mid Cap Value Fund * †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Columbia Small Cap Value Fund * †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
AZL Davis New York Venture Fund * †	Allianz Investment Management, LLC	Davis Selected Advisers, L.P.
AZL Dreyfus Research Growth Fund * †	Allianz Investment Management, LLC	The Dreyfus Corporation
AZL Federated Clover Small Value Fund * †	Allianz Investment Management, LLC	Federated Global Investment Management Corp.
AZL Franklin Templeton Founding Strategy Plus Fund * †	Allianz Investment Management, LLC	Franklin Mutual Advisors LLC/Templeton Global Advisors Limited/ Franklin Advisers, Inc.
AZL Fusion Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL Fusion Conservative Fund †	Allianz Investment Management, LLC	N/A
AZL Fusion Growth Fund †	Allianz Investment Management, LLC	N/A
AZL Fusion Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL Gateway Fund * †	Allianz Investment Management, LLC	Gateway Investment Advisors, LLC
AZL Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL International Index Fund * †	Allianz Investment Management, LLC	BlackRock Ivestment Management, Inc.
AZL Invesco Equity and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco Growth and Income Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL Invesco International Equity Fund * †	Allianz Investment Management, LLC	Invesco Advisors, Inc.
AZL JPMorgan International Opportunities Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL JPMorgan U.S. Equity Fund * †	Allianz Investment Management, LLC	J.P. Morgan Investment Management Inc.
AZL MFS Investors Trust Fund * †	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL MFS Value Fund * †	Allianz Investment Management, LLC	Massachusetts Financial Services Company
AZL Mid Cap Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Money Market Fund * †	Allianz Investment Management, LLC	BlackRock Advisors, LLC
AZL Morgan Stanley Global Real Estate Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL Morgan Stanley Mid Cap Growth Fund * †	Allianz Investment Management, LLC	Morgan Stanley Investment Management Inc.
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP BlackRock Global Allocation Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Franklin Templeton Founding Strategy Plus Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Balanced Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Fusion Moderate Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC	N/A
AZL MVP Invesco Equity and Income Fund †	Allianz Investment Management, LLC	N/A
AZL NFJ International Value Fund * †	Allianz Investment Management, LLC	NFJ Investment Group LLC
AZL Oppenheimer Discovery Fund * †	Allianz Investment Management, LLC	OppenheimerFunds, Inc.
AZL Pyramis Core Bond Fund * †	Allianz Investment Management, LLC	Pyramis Global Advisors, LLC
AZL Russell 1000 Growth Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC

                                                                                                   (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

Fund	Investment Adviser	Specialist Manager/Adviser
AZL Russell 1000 Value Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL S&P 500 Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC
AZL Schroder Emerging Markets Equity Fund CL 1 †	Allianz Investment Management, LLC	Schroder Investment Management of North America Inc.
AZL Schroder Emerging Markets Equity Fund CL 2 * †	Allianz Investment Management, LLC	Schroder Investment Management of North America Inc.
AZL Small Cap Stock Index Fund * †	Allianz Investment Management, LLC	BlackRock Investment Management, LLC/BlackRock International Limited
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors LLC	BlackRock Investment Management, LLC/BlackRock International Limited
Columbia Variable Portfolio – Select Smaller-Cap Value Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund †	Allianz Investment Management, LLC	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.	N/A
Davis VA Value Portfolio	Davis Selected Advisers, L.P.	N/A
Dreyfus VIF Appreciation Portfolio	The Dreyfus Corporation	Fayez Sarofim & Co.
Eaton Vance VT Floating-Rate Income Fund *	Eaton Vance Management	N/A
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP FundsManager 50% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP FundsManager 60% Portfolio	Strategic Advisers, Inc.	N/A
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company	N/A
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company	N/A
Franklin Global Real Estate Securities Fund *	Franklin Templeton Institutional, LLC	N/A
Franklin Growth and Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin High Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Large Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Rising Dividends Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small Cap Value Securities Fund *	Franklin Advisory Services, LLC	N/A
Franklin Small-Mid Cap Growth Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Strategic Income Securities Fund *	Franklin Advisers, Inc.	N/A
Franklin Templeton VIP Founding Funds Allocation Fund *	Franklin Templeton Service. LLC	N/A
Franklin U.S. Government Fund *	Franklin Advisers, Inc.	N/A
Invesco V.I. Balanced-Risk Allocation Fund	Invesco Advisors, Inc.	N/A
Invesco V.I. Core Equity Fund	Invesco Advisors, Inc.	N/A
Invesco Van Kampen V.I. American Franchise Fund *	Invesco Advisors, Inc.	N/A
Invesco Van Kampen V.I. American Value Fund	Invesco Advisors, Inc.	N/A
Ivy Funds VIP Asset Strategy Portfolio *	Waddell & Reed Investment Mgmt. Company	N/A
Ivy Funds VIP Energy Portfolio *	Waddell & Reed Investment Mgmt. Company	N/A
Ivy Funds VIP Global Natural Resources Portfolio *	Waddell & Reed Investment Mgmt. Company	N/A
Ivy Funds VIP Growth Portfolio *	Waddell & Reed Investment Mgmt. Company	N/A
Ivy Funds VIP Mid Cap Growth Portfolio *	Waddell & Reed Investment Mgmt. Company	N/A
Ivy Funds VIP Science and Technology Portfolio *	Waddell & Reed Investment Mgmt. Company	N/A
Jennison Portfolio	Prudential Investments, LLC	Jennison Associates LLC
JPMIT International Equity Fund	J.P. Morgan Investment Management, Inc.	N/A
JPMorgan Insurance Trust Core Bond Portfolio	J.P. Morgan Investment Management Inc.	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	JPMorgan Investment Advisors, Inc.	N/A
Lazard Retirement International Equity Portfolio *	Lazard Asset Management LLC	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management LLC	N/A
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC	N/A
MFS VIT II International Value Portfolio	Massachusetts Financial Services Company	N/A
MFS VIT Research Bond Portfolio	Massachusetts Financial Services Company	N/A
MFS VIT Utilities Portfolio	Massachusetts Financial Services Company	N/A
Mutual Shares Securities Fund *	Franklin Mutual Advisers, LLC	N/A
Oppenheimer Global Securities Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Global Strategic Income Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer International Growth Fund/VA	OppenheimerFunds, Inc.	N/A
Oppenheimer Main Street Fund/VA	OppenheimerFunds, Inc.	N/A
PIMCO EqS Pathfinder Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT All Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company LLC	N/A

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

Fund	Investment Adviser	Specialist Manager/Adviser
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Advantage Strategy Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Bond Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Global Multi-Asset Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Low Duration Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company LLC	N/A
PIMCO VIT Unconstrained Bond Portfolio †	Pacific Investment Management Company LLC	N/A
SP International Growth Portfolio	Prudential Investments, LLC	William Blair & Company LLC/ Marsico Capital Management, LLC/Jennison Associates LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.	N/A
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.	N/A
Templeton Foreign Securities Fund *	Templeton Investment Counsel, LLC	N/A
Templeton Global Bond Securities Fund *	Franklin Advisors, Inc.	N/A
Templeton Growth Securities Fund *	Templeton Global Advisors Limited	N/A

* Fund contains share classes which assess 12b-1 fees. † The investment advisor of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) amended guidance within the Fair Value Measurements and Disclosures Topic of the Codification. The amendments clarify FASB’s intent about the application of existing fair value measurement and disclosure information. For example, the application of the highest and best use and valuation premise concepts may not be used for measuring the fair value of financial instruments. The concepts may still be applied to nonfinancial assets and non financial liabilities. The amendments also include new disclosure requirements. For example, all transfers between Level 1 and Level 2 must be disclosed. Previously, only significant transfers required disclosure. The guidance is effective for interim and annual periods beginning on or after December 15, 2011. The Variable Account does not expect the guidance to have a material financial impact on the Financial Statements.

Investments

Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern market close.

The Fair Value Measurements and Disclosures topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 –	Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –	Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)           Quoted prices for similar assets or liabilities in active markets.
(b)           Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)           Inputs other than quoted prices that are observable.
(d)           Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 –
Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  As of December 31, 2012, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market.  Therefore, all investments have been categorized as Level 1. There were no transfers in and out of Level 1 and Level 2 fair value measurements. The characterization of the underlying securities held by the funds in accordance with the Fair Value Measurements and Disclosures topic of the FASB differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method.  Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

A Flexible Fixed Option and a Fixed Period Accounts Option are available to deferred annuity contract owners.  These accounts are comprised of equity and fixed income investments, which are part of the general assets of Allianz Life of New York.  The liabilities of the Fixed Account, including the guaranteed minimum rate of return on the Fixed Account of 3%, are part of the general obligations of Allianz Life of New York and are not included in the Variable Account.

Certain of the sub-accounts invest in Investment Options that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk. Recently, certain types of mortgage backed securities, such as structured investment vehicles (SIVs), subprime mortgage backed bonds, and commercial paper backed by mortgage backed securities have experienced losses as a result of defaults on underlying mortgages and a lack of liquidity. These securities have also been subject to price declines resulting from lack of a trading market for the securities. As a result of the lack of liquidity, it is possible that certain securities may become more difficult to value. It is possible that these types of securities may continue to experience price declines as a result of defaults and lack of liquidity.

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

Available investment options, including the date the investment option became available for each product, as of December 31, 2012, are listed in the following table:
Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Retirement Advantage	Retirement Pro	Allianz Valuemark II	Allianz Valuemark IV	Allianz Vision NY
Alger American Capital Appreciation Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	11/11/1999	11/11/1999	N/A
Alger American LargeCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	11/11/1999	11/11/1999	N/A
Alger American MidCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Alger American SmallCap Growth Portfolio	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AZL Allianz AGIC Opportunity Fund	5/1/2002	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	N/A	5/1/2002	9/24/2007
AZL Balanced Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	10/23/2009
AZL BlackRock Capital Appreciation Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	10/23/2009	10/23/2009	8/23/2007
AZL Columbia Mid Cap Value Fund	5/1/2006	5/1/2006	3/19/2007	5/1/2006	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Columbia Small Cap Value Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	9/17/2012	4/30/2012	N/A	5/3/2004	9/24/2007
AZL Davis New York Venture Fund	11/5/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
AZL Dreyfus Research Growth Fund	11/5/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
AZL Federated Clover Small Value Fund	5/1/2003	12/1/2003	3/19/2007	5/1/2003	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
AZL Franklin Templeton Founding Strategy Plus Fund	10/23/2009	10/23/2009	N/A	10/23/2009	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL Fusion Balanced Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Fusion Conservative Fund	10/23/2009	10/23/2009	N/A	10/23/2009	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL Fusion Growth Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Fusion Moderate Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Gateway Fund	N/A	N/A	N/A	N/A	9/17/2012	4/30/2012	N/A	N/A	9/17/2010
AZL Growth Index Strategy Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	N/A	N/A	N/A	N/A	10/23/2009
AZL International Index Fund	10/23/2009	10/23/2009	10/23/2009	10/23/2009	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
AZL Invesco Equity and Income Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	9/17/2012	4/30/2012	N/A	5/3/2004	9/24/2007
AZL Invesco Growth and Income Fund	5/1/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	5/1/2001	5/1/2001	9/24/2007
AZL Invesco International Equity Fund	5/1/2002	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	10/23/2009	5/1/2002	9/24/2007
AZL JPMorgan International Opportunities Fund	5/1/2003	12/1/2003	3/19/2007	5/1/2003	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
AZL JPMorgan U.S. Equity Fund	5/3/2004	5/3/2004	3/19/2007	5/3/2004	9/17/2012	4/30/2012	10/23/2009	5/3/2004	9/24/2007
AZL MFS Investors Trust Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	5/1/2007	9/24/2007
AZL MFS Value Fund	5/1/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	5/1/2001	5/1/2001	9/24/2007
AZL Mid Cap Index Fund	N/A	N/A	N/A	N/A	9/17/2012	4/30/2012	N/A	N/A	9/17/2010
AZL Money Market Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
AZL Morgan Stanley Global Real Estate Fund	5/1/2006	5/1/2006	3/19/2007	5/1/2006	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Morgan Stanley Mid Cap Growth fund	5/1/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	5/1/2001	5/1/2001	9/24/2007
AZL MVP Balanced Index Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP BlackRock Global Allocation Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Franklin Templeton Founding Strategy Plus Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7/9/2012
AZL MVP Fusion Balanced Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Fusion Moderate Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Growth Index Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL MVP Invesco Equity and Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/23/2012
AZL NFJ International Value Fund	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
AZL Oppenheimer Discovery Fund	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Pyramis Core Bond Fund	N/A	N/A	N/A	N/A	11/19/2012	11/19/2012	N/A	N/A	11/19/2012
AZL Russell 1000 Growth Index Fund	N/A	N/A	N/A	N/A	9/17/2012	4/30/2012	N/A	N/A	N/A
AZL Russell 1000 Value Index Fund	N/A	N/A	N/A	N/A	9/17/2012	4/30/2012	N/A	N/A	N/A
AZL S&P 500 Index Fund	5/1/2007	5/1/2007	5/1/2007	5/1/2007	9/17/2012	9/17/2012	5/1/2007	5/1/2007	9/24/2007

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Retirement Advantage	Retirement Pro	Allianz Valuemark II	Allianz Valuemark IV	Allianz Vision NY
AZL Schroder Emerging Markets Equity Fund CL 1	N/A	N/A	N/A	N/A	N/A	N/A	5/1/2007	5/1/2007	N/A
AZL Schroder Emerging Markets Equity Fund CL 2	5/1/2006	5/1/2006	3/19/2007	5/1/2006	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
AZL Small Cap Stock Index Fund	5/1/2007	5/1/2007	5/1/2007	5/1/2007	9/17/2012	4/30/2012	N/A	5/1/2007	9/24/2007
BlackRock Equity Dividend V.I. Fund	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
BlackRock Global Allocations V.I. Fund	5/1/2008	5/1/2008	5/1/2008	5/1/2008	9/17/2012	4/30/2012	N/A	N/A	5/1/2008
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	3/11/2011	N/A	N/A	3/11/2011	N/A	N/A	N/A	3/11/2011	N/A
Columbia Variable Portfolio – Seligman Global Technology Fund	1/22/2001	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Davis VA Financial Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	N/A	5/1/2002	9/24/2007
Davis VA Value Portfolio	1/22/2001	N/A	N/A	10/4/2002	N/A	N/A	N/A	5/1/2002	N/A
Dreyfus VIF Appreciation Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Eaton Vance VT Floating-Rate Income Fund	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Fidelity VIP Emerging Markets Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Fidelity VIP FundsManager 50% Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/21/2011
Fidelity VIP FundsManager 60% Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1/21/2011
Fidelity VIP Mid Cap Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Fidelity VIP Strategic Income Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Franklin Global Real Estate Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	9/6/1991	8/17/1998	N/A
Franklin Growth and Income Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	9/6/1991	8/17/1998	N/A
Franklin High Income Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Franklin Income Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/1/2003	9/17/2012	4/30/2012	5/1/2003	5/1/2003	9/24/2007
Franklin Large Cap Growth Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	5/1/1996	8/17/1998	N/A
Franklin Rising Dividends Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	9/17/2012	1/27/1992	8/17/1998	N/A
Franklin Small Cap Value Securities Fund	1/22/2001	12/1/2003	N/A	10/4/2002	N/A	N/A	5/1/1998	8/17/1998	N/A
Franklin Small-Mid Cap Growth Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	11/1/1995	8/17/1998	N/A
Franklin Strategic Income Securities Fund	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Franklin Templeton VIP Founding Funds Allocation Fund	9/21/2007	9/21/2007	9/21/2007	9/21/2007	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
Franklin U.S. Government Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Invesco V.I. Balanced-Risk Allocation Fund	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Invesco V.I. Core Equity Fund	5/1/2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco Van Kampen V.I. American Franchise Fund	5/1/2001	N/A	N/A	N/A	N/A	N/A	5/1/2001	5/1/2001	N/A
Invesco Van Kampen V.I. American Value Fund	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Asset Strategy Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Energy Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Global Natural Resources Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Growth Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Mid Cap Growth Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Ivy Funds VIP Science and Technology Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Jennison Portfolio	4/30/2010	4/30/2010	4/30/2010	4/30/2010	N/A	N/A	4/30/2010	4/30/2010	N/A
JPMIT International Equity Fund	4/24/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Core Bond Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
JPMorgan Insurance Trust U.S. Equity Portfolio	4/24/2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lazard Retirement International Equity Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Legg Mason Dynamic Multi-Strategy VIT Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
MFS VIT II International Value Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
MFS VIT Research Bond Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
MFS VIT Utilities Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Mutual Shares Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	11/8/1996	8/17/1998	9/24/2007
Oppenheimer Global Securities Fund/VA	1/22/2001	N/A	N/A	10/4/2002	N/A	N/A	N/A	5/1/2002	N/A
Oppenheimer Global Strategic Income Fund/VA	10/26/2012	10/26/2012	10/26/2012	10/26/2012	N/A	N/A	10/26/2012	10/26/2012	N/A
Oppenheimer International Growth Fund/VA	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Oppenheimer Main Street Fund/VA	1/22/2001	N/A	N/A	10/4/2002	N/A	N/A	N/A	5/1/2002	N/A
PIMCO EqS Pathfinder Portfolio	10/18/2010	10/18/2010	10/18/2010	10/18/2010	9/17/2012	4/30/2012	10/18/2010	10/18/2010	10/18/2010

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

Fund	Allianz Advantage	Allianz Charter II NY	Allianz High Five NY	Allianz Opportunity	Retirement Advantage	Retirement Pro	Allianz Valuemark II	Allianz Valuemark IV	Allianz Vision NY
PIMCO VIT All Asset Portfolio	5/3/2004	5/3/2004	3/19/2007	5/3/2004	9/17/2012	4/30/2012	N/A	5/3/2004	9/24/2007
PIMCO VIT CommodityRealReturn Strategy Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Emerging Markets Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Global Advantage Strategy Bond Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7/22/2011
PIMCO VIT Global Bond Portfolio	5/2/2005	5/2/2005	3/19/2007	5/2/2005	9/17/2012	4/30/2012	N/A	N/A	9/24/2007
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4/30/2012
PIMCO VIT Global Multi-Asset Portfolio	10/23/2009	10/23/2009	N/A	10/23/2009	9/17/2012	4/30/2012	N/A	N/A	10/23/2009
PIMCO VIT High Yield Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
PIMCO VIT Low Duration Portfolio	N/A	N/A	N/A	N/A	11/19/2012	11/19/2012	N/A	N/A	N/A
PIMCO VIT Real Return Portfolio	5/1/2003	12/1/2003	3/19/2007	5/1/2003	9/17/2012	4/30/2012	N/A	5/1/2003	9/24/2007
PIMCO VIT Total Return Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	9/17/2012	4/30/2012	11/5/2001	11/5/2001	9/24/2007
PIMCO VIT Unconstrained Bond Portfolio	N/A	N/A	N/A	N/A	9/17/2012	4/30/2012	N/A	N/A	7/22/2011
SP International Growth Portfolio	1/22/2001	12/1/2003	3/19/2007	10/4/2002	N/A	N/A	12/15/2000	12/15/2000	N/A
T. Rowe Price Blue Chip Growth Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
T. Rowe Price Equity Income Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
T. Rowe Price Health Sciences Portfolio	N/A	N/A	N/A	N/A	9/17/2012	9/17/2012	N/A	N/A	N/A
Templeton Foreign Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/1/2003	N/A	N/A	5/1/2003	5/1/2003	N/A
Templeton Global Bond Securities Fund	1/22/2001	5/1/2007	5/1/2007	5/1/2007	9/17/2012	4/30/2012	9/6/1991	8/17/1998	9/24/2007
Templeton Growth Securities Fund	1/22/2001	12/1/2003	3/19/2007	10/1/2003	9/17/2012	4/30/2012	5/1/2003	5/1/2003	9/24/2007

For the years ended December 31, 2012 and 2011, several funds changed their name as summarized, with the effective date of the change, in the following table:

Current Fund Name	Prior Fund Name	Effective Date
AZL Invesco Equity and Income Fund	AZL Van Kampen Equity and Income Fund	May 2, 2011
AZL Invesco Growth and Income Fund	AZL Van Kampen Growth and Income Fund	May 2, 2011
AZL JPMorgan International Opportunities Fund	AZL Morgan Stanley International Equity Fund	May 2, 2011
Columbia Variable Portfolio – Seligman Global Technology Fund	Seligman Global Technology Portfolio	July 22, 2011
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	Seligman Variable Portfolio – Smaller-Cap Value Fund	July 22, 2011
AZL Federated Clover Small Value Fund	AZL Franklin Small Cap Value Fund	February 26, 2012
AZL Oppenheimer Discovery Fund	AZL Turner Quantitative Small Cap Growth Fund	February 26, 2012
Invesco Van Kampen V.I. American Franchise Fund	Invesco Van Kampen LIT Capital Growth Portfolio	April 27, 2012
AZL Davis New York Venture Fund	AZL Davis NY Venture Fund	April 30, 2012
AZL Dreyfus Research Growth Fund	AZL Dreyfus Equity Growth Fund	April 30, 2012
AZL MFS Value Fund	AZL Eaton Vance Large Cap Value Fund	September 17, 2012

During the years ended December 31, 2012 and 2011, the following funds were closed to new money:

Fund	Date Closed
PIMCO VIT Emerging Markets Bond Portfolio	May 2, 2011
PIMCO VIT Global Bond Portfolio	May 2, 2011
Franklin High Income Securities Fund	May 2, 2011
Invesco V.I. Capital Appreciation Fund	April 27, 2012
Invesco Van Kampen LIT Capital Growth Portfolio	April 27, 2012
Oppenheimer High Income Fund/VA	October 26, 2012

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

During the years ended December 31, 2012 and 2011, the following funds were added as available option
Fund	Date Opened
AZL Russell 1000 Growth Index Fund	January 21, 2011
AZL Russell 1000 Value Index Fund	January 21, 2011
Fidelity VIP FundsManager 50% Portfolio	January 21, 2011
Fidelity VIP FundsManager 60% Portfolio	January 21, 2011
Seligman Variable Portfolio – Smaller-Cap Value Fund	March 11, 2011
PIMCO VIT Global Advantage Strategy Portfolio	July 22, 2011
PIMCO VIT Unconstrained Bond Portfolio	July 22, 2011
AZL MVP Balanced Index Strategy Fund	January 23, 2012
AZL MVP BlackRock Global Allocation Fund	January 23, 2012
AZL MVP Fusion Balanced Fund	January 23, 2012
AZL MVP Fusion Moderate Fund	January 23, 2012
AZL MVP Growth Index Strategy Fund	January 23, 2012
AZL MVP Invesco Equity and Income Fund	January 23, 2012
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	April 30, 2012
AZL MVP Franklin Templeton Founding Strategy Plus Fund	July 9, 2012
AZL NFJ International Value Fund	September 17, 2012
BlackRock Equity Dividend V.I. Fund	September 17, 2012
Dreyfus VIF Appreciation Portfolio	September 17, 2012
Eaton Vance VT Floating-Rate Income Fund	September 17, 2012
Fidelity VIP Emerging Markets Portfolio	September 17, 2012
Fidelity VIP Mid Cap Portfolio	September 17, 2012
Fidelity VIP Strategic Income Portfolio	September 17, 2012
Franklin Strategic Income Securities Fund	September 17, 2012
Invesco V.I. Balanced-Risk Allocation Fund	September 17, 2012
Invesco Van Kampen V.I. American Value Fund	September 17, 2012
Ivy Funds VIP Asset Strategy Portfolio	September 17, 2012
Ivy Funds VIP Energy Portfolio	September 17, 2012
Ivy Funds VIP Global Natural Resources Portfolio	September 17, 2012
Ivy Funds VIP Growth Portfolio	September 17, 2012
Ivy Funds VIP Mid Cap Growth Portfolio	September 17, 2012
Ivy Funds VIP Science and Technology Portfolio	September 17, 2012
JPMorgan Insurance Trust Core Bond Portfolio	September 17, 2012
Lazard Retirement International Equity Portfolio	September 17, 2012
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	September 17, 2012
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	September 17, 2012
Legg Mason Dynamic Multi-Strategy VIT Portfolio	September 17, 2012
MFS VIT II International Value Portfolio	September 17, 2012
MFS VIT Research Bond Portfolio	September 17, 2012
MFS VIT Utilities Portfolio	September 17, 2012
Oppenheimer International Growth Fund/VA	September 17, 2012
T. Rowe Price Blue Chip Growth Portfolio	September 17, 2012
T. Rowe Price Equity Income Portfolio	September 17, 2012
T. Rowe Price Health Sciences Portfolio	September 17, 2012
Oppenheimer Global Strategic Income Fund	October 26, 2012
AZL Pyramis Core Bond Fund	November 19, 2012
PIMCO VIT Low Duration Portfolio	November 19, 2012

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

For the years ended December 31, 2012 and 2011, several funds merged or were replaced.  The fund names and effective dates of the mergers or replacements are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged
Seligman Small-Cap Value Portfolio	Seligman Variable Portfolio – Smaller-Cap Value Fund	March 11, 2011
Mutual Global Discovery Securities Fund	PIMCO EqS Pathfinder Portfolio	September 16, 2011
Invesco V.I. Capital Appreciation Fund	Invesco Van Kampen LIT Capital Growth Portfolio	April 27, 2012
Oppenheimer High Income Fund/VA	Oppenheimer Global Strategic Income Fund	October 26, 2012

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables, using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5%, or 5%.  Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life of New York if the reserves required are less than originally estimated.  If additional reserves are required, Allianz Life of New York reimburses the account.

Bonus

Allianz Opportunity contract owners receive a bonus of 6% on each purchase payment.

Expenses

All Mortality and Expense Risk (M&E) charges and administrative charges are annualized rates that are calculate and assess daily as a percentage of each Investment Option’s net asset value.

The M&E charge and administrative charge for Allianz Advantage can be summarized as follows:

Allianz Advantage was launched in January 2001, and sales were discontinued in May 2010. Allianz Advantage Original Contract was available from January 2001 to February 19, 2004. For Allianz Advantage Original Contracts without an Enhanced Death Benefit (EDB) endorsement, the death benefit is equal to the contract value. For Advantage Original Contracts with an EDB endorsement if the owner was age 80 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Original Contracts with an EDB endorsement if the owner was age 79 or younger at issue, the death benefit is either the contract value, or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

The most recently offered Allianz Advantage contract replaced the Original Contract beginning in February 2004. The most recently offered contract automatically provided a Traditional Guaranteed Minimum Death Benefit (Traditional GMDB) where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

The most recently offered Allianz Advantage contracts also provided a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a Guaranteed Minimum Income Benefit (GMIB) and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Advantage contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

Charges during the Accumulation Phase (includes 0.15% of administrative charge) are as follows:

	Most Recently Offered Contract without a GBP	Most Recently Offered Contract with the Traditional GBP	Most Recently Offered Contract with the Enhanced GBP
Traditional GMDB	1.65%	1.85%	2.35%
Enhanced GMDB	1.85%	2.00%	2.50%

The M&E charges for the Original Contracts during the Accumulation Phase (includes 0.15% of administrative charge) is 1.49%.

The charges during the Annuity Phase if the owner takes variable annuity payments are 1.65% for the most recently offered Allianz Advantage Contract; and the charges are 1.40% for the Original Contract.

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

The M&E charge for Allianz Charter II New York can be summarized as follows:

Allianz Charter II New York was launched in May 2004, and sales were discontinued in May 2010. Allianz Charter II New York contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Charter II New York contracts also offered a choice of either the Traditional Guaranteed Benefit Package (Traditional GBP) or the Enhanced Guaranteed Benefit Package (Enhanced GBP) for an additional charge. The GBPs include a GMIB and a Guaranteed Partial Withdrawal Benefit (GPWB). The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by 7%. For Allianz Charter II New York contracts issued from May 3, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments adjusted for partial withdrawals increased annually by either 3% or 5%.

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.75%	1.95%	2.45%
Enhanced GMDB	1.95%	2.10%	2.60%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.75%.

The M&E charge for Allianz High Five New York can be summarized as follows:

Allianz High Five New York was launched in March 2007, and sales were discontinued in March 2009. The contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of: a) current contract value, b) total purchase payments adjusted for partial withdrawals, or c) the highest contract anniversary value.

Allianz High Five New York also automatically provided Living Guarantees unless the owner elected otherwise at contract issue. The Living Guarantees include the Guaranteed Account Value Benefit (GAV Benefit), and the Guaranteed Withdrawal Benefit (GWB). There are no additional fees or charges associated with the Living Guarantees. However, the contract values are monitored daily and amounts are systematically transferred between the selected investment options and the Fixed Period Accounts (FPAs) to support the Living Guarantees.

The GAV Benefit guarantees that beginning on the fifth contract anniversary, and on each subsequent contract anniversary until the contract ends or the owner takes a Full Annuitization, the contract value will be at least equal to an amount called the Guaranteed Account Value (GAV) from five years ago, reduced by subsequent withdrawals. The GAV is initially equal to the purchase payments received within 90 days of contract issue. The GAV is recalculated on each contract anniversary to equal the greater of: a) the previous GAV adjusted for subsequent purchase payments and partial withdrawals, or b) the current contract value. The GAV Benefit does not provide any protection until the fifth and subsequent Contract Anniversaries, and does not lock in any investment gains until at least five years after they occur. The GWB guarantees a minimum level of income through partial withdrawals.

M&E charges during the Accumulation Phase are as follows:
	Base Contract	Contract with the Short Withdrawal Charge Option
Traditional GMDB	1.25%	1.75%
Enhanced GMDB	1.45%	1.95%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.25%.

The M&E charge for Allianz Opportunity can be summarized as follows:

Allianz Opportunity was launched in October 2002, and sales were discontinued in May 2010. The Allianz Opportunity contract automatically provided a Traditional GMDB where the death benefit is based on the greater of contract value or total purchase payments, not including any bonus, adjusted for partial withdrawals. For an additional charge, the owner could instead select the optional Enhanced GMDB where the death benefit is the greater of the current contract value or the highest contract anniversary value.

Allianz Opportunity contracts also offered a choice of either the Traditional GBP or the Enhanced GBP for an additional charge. The GBPs include a GMIB and a GPWB. The GBPs provide guarantees on future income that can be accessed through partial withdrawals under the GPWB or through annuity payments under the GMIB. Under the Traditional GBP, income is based on total purchase payments, not including any bonus, adjusted for partial withdrawals. Under the Enhanced GBP, income is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by 7%. For Opportunity contracts issued from February 19, 2004 to April 28, 2006, income under the Enhanced GBP is based on the greater of: a) the highest contract anniversary value, or b) total purchase payments, not including any bonus, adjusted for partial withdrawals increased annually by either 3% or 5%.

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

M&E charges during the Accumulation Phase are as follows:

	Contracts without a GBP	Contracts with the Traditional GBP	Contracts with the Enhanced GBP
Traditional GMDB	1.90%	2.10%	2.60%
Enhanced GMDB	2.10%	2.25%	2.75%

The M&E charge during the Annuity Phase if the owner takes variable annuity payments is 1.90%

The M&E charge and administrative charge for Allianz Valuemark II can be summarized as follows:

The Allianz Valuemark II contract was available from September 1991 to August 1998. Allianz Valuemark II contracts provided a death benefit of the greater of: a) total purchase payments less withdrawals, or b) the highest contract value from any fifth contract anniversary.

Charges during the Accumulation Phase and during the Annuity Phase if the owner takes variable annuity payments (includes a 0.15% administrative charge) are 1.40%.

The M&E charge and administrative charge for Allianz Valuemark IV can be summarized as follows:

Allianz Valuemark IV contract was available from August 1998 to January 2001. For Allianz Valuemark IV contracts without an EDB endorsement the death benefit is equal to the contract value. For Allianz Valuemark IV contracts with an EDB endorsement if the owner was age 81 or older at issue, the death benefit is the greater of contract value, or total purchase payments less withdrawals. For Allianz Valuemark IV contracts with an EDB endorsement if the owner was age 80 or younger at issue, the death benefit is the contract value or the greater of: a) total purchase payments less withdrawals, or b) the highest contract anniversary value.

Charges during the Accumulation Phase and Annuity Phase (includes 0.15% of administrative charge) are as follows:

Charges during the Accumulation Phase	Charges during the Annuity Phase if the owner takes variable annuity payment
1.49%	1.25%

The M&E charge for Allianz Vision New York can be summarized as follows:

Allianz Vision New York contract was launched in October of 2007, and included the following optional benefits: Lifetime Plus Benefit, Quarterly Value Death Benefit, Bonus Option and Short Withdrawal Charge Option. In May 2008, Target Date Retirement Benefit and No Withdrawal Charge Option became available. In July 2008, Lifetime Plus 8 Benefit became available. In January 2009, Target Date Retirement Benefit was replaced with Target Date 10 Benefit and the additional M&E charge for Lifetime Plus 8 Benefit increased. In March 2009, all optional benefits were discontinued except Bonus Option, Short Withdrawal Charge Option and Quarterly Value Death Benefit. In August 2009, No Withdrawal Charge Option again became available and Investment Protector and Income Protector also became available. Investment Protector and Income Protector have a separate rider charge based on the Target Value or Benefit Base, rather than an additional M&E charge. In March 2010, Quarterly Value Death Benefit was discontinued. In September 2010, the Maximum Anniversary Death Benefit became available. In May 2012, the Income Focus benefit became available. Income Focus also has a separate rider charge based on the Target Value.

Allianz Vision New York Base Contract provides a Traditional Death Benefit or the owner can instead select the Maximum Anniversary Death Benefit for an additional M&E charge, which locks in the highest contract value on the Contract Anniversary. The Maximum Anniversary Death Benefit became available in September 2010, and also requires selection of Investment Protector or Income Protector. The Allianz Vision New York also allows the owner to select at issue for an additional M&E charge a Bonus Option that provides a 6% bonus that increases the withdrawal charge period from seven years to nine years,

Prior to July 2012, the Contract allowed the owner to select a Short Withdrawal Charge Option that shortened the withdrawal charge period from seven years to four years, or the No Withdrawal Charge Option that eliminated the withdrawal charge. The No Withdrawal Charge Option also required selection of Investment Protector, Income Protector, or Income Focus. The No Withdrawal Charge and the Short Withdrawal Charge Options were discontinued in July 2012. The No Withdrawal Charge Option that was available before August 2009, required selection of a Target Date Benefit or a Lifetime Benefit. Investment Protector and the Target Date Benefits provide a future guarantee of contract value. Income Focus, Income Protector and the Lifetime Benefits are designed for those who want lifetime income and continued access to both contract value and a death benefit for a period of time, as opposed to annuity payments that provide higher periodic lifetime income payments but eliminate both contract value and death benefit.

M&E & Rider charges during the Accumulation Phase are as follows:
CONTRACT ANNUAL EXPENSES	Charges
M&E Charges Base Contract	1.40%
Additional Charges for Optional Benefits
Maximum Anniversary Death Benefit	0.30%
Bonus Option	0.50%
Short Withdrawal Charge Option	0.25%
No Withdrawal Charge Option Quarterly Value Death Benefit	0.35% 0.30%

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

CONTRACT ANNUAL EXPENSES M&E Charges Target Date 10 Benefit Target Date Retirement Benefit	Charges 0.55% 0.40%
Lifetime Plus Benefit:
Single Lifetime Plus Payments	0.70%
Joint Lifetime Plus Payments	0.85%
Lifetime Plus 8 Benefit
Single Lifetime Plus Payments	0.95%
Joint Lifetime Plus Payments	1.10%
Lifetime Plus 8 Benefit
Single Lifetime Plus Payments (1) Joint Lifetime Plus Payments (2)	0.80% 0.95%
 Rider Charges
Investment Protector (08.09)
Investment Protector (05.11)
Investment Protector (01.12)
Income Protector (05.11 and prior)
     Single Lifetime Plus Payments
     Joint Lifetime Plus Payments
Income Protector (01.12 and after)
     Single Lifetime Plus Payments
     Joint Lifetime Plus Payments
Income Focus (05.12 and after)
     Single Lifetime Plus Payments
     Joint Lifetime Plus Payments
0.80% 0.90% 0.95% 1.15% 1.30% 1.20% 1.20% 1.30% 1.30%

(1) On the Benefit Date the current M&E charge reduces to 0.70%
(2) On the Benefit Date the current M&E charge reduces to 0.85%

The M&E charges during the Annuity Phase if the owner takes variable annuity payments are 1.40% for a Contract without the Bonus Option, and 1.90% for a Contract with the Bonus Option.

Allianz Retirement Pro New York can be summarized as follows:

Allianz Retirement Pro New York was launched in May 2012. The contract offers the Base Account which provides tax deferral and a larger selection of Investment Options and the Income Advantage Account for those who want a protected value than can be used for guaranteed lifetime withdrawals (Income Advantage Payments), and has a guaranteed death benefit (Income Advantage Death Benefit). There is no withdrawal charge for this contract.

A Base Account fee applies if the owner allocates to the Base Account and is calculated and accrued on a daily basis, at an annualized rate of 0.35% of the Base Account Investment Options’ net asset value. An Income Advantage Account fee applies and is deducted from the Income Advantage Account Value during the Accumulation and Income Phase while the Income Advantage Account Value is positive. The current fee is 1.05% and is an annualized rate that is accrued on a daily basis as a percentage of the Benefit Base.

Allianz Retirement Advantage New York can be summarized as follows:

Allianz Retirement Advantage New York was launched in September 2012. The contract automatically includes the Retirement Protection Account. At issue the owner also selects either the Heritage Account, or Portfolio Choice Account (available only on Non-Qualified Contracts). The Retirement Protection Account is designed for those who want a protected value that can be used for guaranteed lifetime withdrawals (Lifetime Income Payments) until annuitization, and a guaranteed death benefit (Maximum Anniversary Death Benefit). The Portfolio Choice Account offers a variety of standard features including multiple variable investment options and annuitization options, systematic withdrawals, and dollar cost averaging. The Heritage Account is designed for those who want a guaranteed death benefit (Heritage Death Benefit). The Accounts are subject to fees that are computed and assessed differently. There is no withdrawal charge for this contract.

The Portfolio Choice Account fee is 0.35%, calculated as a percentage of each Portfolio Choice Account Investment Options’ net asset value. The Heritage Account fee is currently 0.85% and is calculated as a percentage of the Heritage Base. The current fee for the Retirement Protection Account is 1.05% and is calculated as a percentage of the Benefit Base.

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

Contract Based Expenses

A contract maintenance charge is paid by the contract owner annually from each deferred annuity contract by liquidating accumulation units at the end of the contract year and at the time of full surrender.  A portion of this charge is deducted from each annuity payment during the annuity phase. The amount of the charge is $30 each year for all the contracts, except for Allianz Retirement Pro New York and Allianz Retirement Advantage New York, which have an annual contract maintenance charge of $50. The contract maintenance charge is not assessed if the Contract Value is at least  $100,000 for Allianz Opportunity, Allianz Valuemark II, Allianz Vision New York, Allianz Retirement Pro New York, and Allianz Retirement Advantage New York contracts; $75,000 for Allianz Charter II New York and Allianz High Five New York contracts; and $50,000 for Allianz Advantage and Allianz Valuemark IV contracts . These contract charges are reflected in the Statements of Changes in Net Assets as contract maintenance charges. Contract maintenance charges deducted during the years ended December 31, 2012 and 2011, were $220,000 and $189,000, respectively.

A rider charge is assessed during the Accumulation Phase for Allianz Vision New York contracts with Investment Protector or Income Protector, which were made available with the contract in August 2009. Investment Protector is designed for persons who are concerned about market fluctuations and want the benefit of a level of protection for the principal invested regardless of how the market performs. Investment Protector accomplishes this by periodically locking in a portion of any anniversary investment gains effective as of a future date. To realize this benefit  the owner must continue to hold the contract until the future date. Income Protector is designed for those who want both a guaranteed level of lifetime income (called Lifetime Plus Payments) that can begin shortly after selection of the benefit if certain age restrictions are met, and continued access to both contract value and a death benefit for a period of time.

A rider charge is also assessed during the Accumulation Phase for Allianz Vision New York Contracts with Income Focus, which was made available in May 2012. Income Focus provides guaranteed lifetime income called Income Focus Payments (which are similar to Lifetime Plus Payments) that can begin from age 60 to age 90 and must be selected between age 45 and 80. Payments are based on a percentage of each Income Value (Purchase Payments adjusted for withdrawals). Income Value Percentages can potentially increase by 1% each year if the Contract Value increases.

The rider charge is an annualized rate that is accrued on a daily basis as a percentage of the Target Value under Investment Protector, a percentage of the Benefit Base under Income Protector, or as a percentage of the Total Income Value under Income Focus. The rider charge is calculated daily beginning on the day after the rider effective date.  The rider charge is assessed quarterly and deducted for each quarter on the earlier of the following: at the end of the last business day immediately before the quarterly anniversary; or when the final rider charge is deducted. The rider charge reduces the contract value, but not any of the guaranteed values under the optional benefits (for example, it does not reduce the Target Value or Benefit Base). Tables identifying the rider charge fees for Allianz Vision New York are included herein.

A withdrawal charge is deducted at the time of withdrawal for withdrawals taken during the Accumulation Phase on Allianz Advantage, Allianz Charter II New York, Allianz Opportunity, Allianz High Five New York, Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision New York annuity contracts. There are no withdrawal charges associated with the Allianz Retirement Pro New York or Allianz Retirement Advantage New York contracts. If the withdrawal is a partial withdrawal, the charge is deducted from the contract value. If the withdrawal is a full withdrawal, the charge is deducted from the amount withdrawn. The amount of the withdrawal charge is shown below. For the Allianz Advantage Original Contracts and the Allianz Valuemark IV Contract, the withdrawal charge also applies to liquidations taken during the annuity phase.

Withdrawal charges are as follows:

Complete Years Since Payment	Allianz Advantage and Allianz Valuemark IV	Allianz Charter II New York	Allianz High Five New York*	Allianz Opportunity	Allianz Valuemark II	Allianz Vision New York**
0	6%	8%	8%	8.5%	5%	8.5%
1	6%	7%	7.5%	8.5%	5%	8.5%
2	6%	0%	7%	8.5%	4%	7.5%
3	5%	0%	6%	8%	3%	6.5%
4	4%	0%	5%	7%	1.5%	5%
5	3%	0%	4%	6%	0%	4%
6	2%	0%	3%	5%	0%	3%
7	0%	0%	0%	4%	0%	0%
8	0%	0%	0%	3%	0%	0%
9+	0%	0%	0%	0%	0%	0%

* This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%.
** This is the withdrawal charge for the Base Contract. The withdrawal charge for the a Contract with the Bonus Option is 8.5%, 8.5%, 8.5%, 8.0%, 7.0%, 6.0%, 5.0%, 4.0%, 3.0%, and 0%. The withdrawal charge for the a Contract with the Short Withdrawal Charge Option is 8.5%, 7.5%, 5.5%, 3.0%, and 0%. There is no withdrawal charge for a contract with the No Withdrawal Charge Option.

Total withdrawal charges paid by the contract owners during the years ended December 31, 2012 and 2011, were $917,621 and $866,857, respectively.

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

Allianz Valuemark IV and Allianz Advantage contracts include a waiver of withdrawal charge benefit if any owner becomes totally disabled after the first contract year. Allianz Vision New York also includes a waiver of withdrawal charge benefit for nursing home confinement or diagnosis of a terminal illness after the first contract year.

A free withdrawal privilege (or partial withdrawal privilege) is available that allows owners to withdraw a certain amount each year during the Accumulation Phase without incurring a withdrawal charge under the Allianz Advantage, Allianz Opportunity, Allianz High Five New York, Allianz Valuemark II, Allianz Valuemark IV, and Allianz Vision New York contracts. The amount that can be withdrawn differs between the contracts. For Allianz Valuemark IV and Allianz Advantage, each year the owner can withdraw 15% of the previous contract anniversaries contract value, less any previous withdrawals taken during the current year that were not subject to a withdrawal charge. For Allianz High Five New York, each year the owner can withdraw 10% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year. For Allianz Opportunity, each year the owner can withdraw 10% of total purchase payments, not including any bonus, less any previous withdrawals taken during the year that were not subject to a withdrawal charge. For Allianz Valuemark II, each year the owner can withdraw 15% of total purchase payments, less any previous withdrawals taken during the year; if the owner does not take any withdrawals during a given year the full 15% carries over to the next year. For Allianz Vision New York, each year the owner can withdraw 12% of total purchase payments, less any amount previously withdrawn under the partial withdrawal privilege in the same year.

Currently, twelve free transfers are permitted each contract year. Thereafter, the fee is $25 per transfer (or, if less, 2% of the amount transferred for Allianz Valuemark II, Allianz Valuemark IV and Allianz Advantage). The follow transfers do not count against any allowed free transfers and are not subject to a transfer fee: dollar cost averaging transfers, flexible rebalancing transfers, GAV Transfers under the Allianz High Five New York Living Guarantees, or quarterly rebalancing transfers for Target Date Benefits, Lifetime Benefits, Investment Protector or Income Protector. Total transfer charges during the years ended December 31, 2012 and 2011, were $50 and $728, respectively. Net transfers (to)/from the general account were $2,813,000 and $(5,244,000), for the years ended December 31, 2012 and 2011, respectively.

Premium taxes are not currently assessed in the State of New York. However, Allianz Life of New York reserves the right to make a deduction to reimburse itself for premium taxes if the owner lives in a state where premium taxes are due. Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Allianz Life of New York may, at its sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right Allianz Life of New York may have to deduct such amounts at a later date.

A rescission is defined as a contract that is returned to Allianz Life of New York and canceled within the free-look period, generally within 10 days.

3.	FEDERAL INCOME TAXES

Operations of the Variable Account form a part of the Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant’s gross income until amounts are received pursuant to an annuity.

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

4. PURCHASE AND SALES OF INVESTMENTS
The cost of purchase and proceeds from sales of investments for the year ended December 31, 2012, are as follows:
	Cost of Purchases	Proceeds from Sales
Alger American Capital Appreciation Portfolio	$ 2	$ 32
Alger American LargeCap Growth Portfolio	1	16
Alger American MidCap Growth Portfolio	-	16
Alger American SmallCap Growth Portfolio	-	-
AZL Allianz AGIC Opportunity Fund	828	1,049
AZL Balanced Index Strategy Fund	7,965	2,884
AZL BlackRock Capital Appreciation Fund	6,080	4,171
AZL Columbia Mid Cap Value Fund	2,287	957
AZL Columbia Small Cap Value Fund	1,070	718
AZL Davis New York Venture Fund	1,651	2,208
AZL Dreyfus Research Growth Fund	1,814	1,598
AZL Federated Clover Small Value Fund	2,131	2,184
AZL Franklin Templeton Founding Strategy Plus Fund	12,317	12,231
AZL Fusion Balanced Fund	9,844	7,302
AZL Fusion Conservative Fund	7,854	5,436
AZL Fusion Growth Fund	3,367	4,040
AZL Fusion Moderate Fund	20,758	14,069
AZL Gateway Fund	1,277	1,047
AZL Growth Index Strategy Fund	20,786	7,536
AZL International Index Fund	2,207	2,046
AZL Invesco Equity and Income Fund	4,299	4,389
AZL Invesco Growth and Income Fund	1,732	881
AZL Invesco International Equity Fund	2,665	2,631
AZL JPMorgan International Opportunities Fund	2,897	2,920
AZL JPMorgan U.S. Equity Fund	1,542	1,235
AZL MFS Investors Trust Fund	2,135	2,488
AZL MFS Value Fund	2,042	1,137
AZL Mid Cap Index Fund	2,405	539
AZL Money Market Fund	63,441	65,908
AZL Morgan Stanley Global Real Estate Fund	483	937
AZL Morgan Stanley Mid Cap Growth Fund	5,547	3,343
AZL MVP Balanced Index Strategy Fund	9,912	275
AZL MVP BlackRock Global Allocation Fund	26,328	813
AZL MVP Franklin Templeton Founding Strategy Plus Fund	1,667	30
AZL MVP Fusion Balanced Fund	13,110	235
AZL MVP Fusion Moderate Fund	30,116	849
AZL MVP Growth Index Strategy Fund	31,991	1,204
AZL MVP Invesco Equity and Income Fund	6,927	339
AZL NFJ International Value Fund	-	-
AZL Oppenheimer Discovery Fund	2,002	1,154
AZL Pyramis Core Bond Fund	96	25
AZL Russell 1000 Growth Index Fund	32	-
AZL Russell 1000 Value Index Fund	32	-
AZL S&P 500 Index Fund	5,708	6,331
AZL Schroder Emerging Markets Equity Fund CL 1	147	274
AZL Schroder Emerging Markets Equity Fund CL 2	2,156	2,577
AZL Small Cap Stock Index Fund	1,625	2,155
BlackRock Equity Dividend V.I. Fund	-	-
BlackRock Global Allocation V.I. Fund	19,367	8,320
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	2	100

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	Cost of Purchases	Proceeds from Sales
Columbia Variable Portfolio – Seligman Global Technology Fund	$ -	$ -
Davis VA Financial Portfolio	103	333
Davis VA Value Portfolio	19	30
Dreyfus VIF Appreciation Portfolio	-	-
Eaton Vance VT Floating-Rate Income Fund	-	-
Fidelity VIP Emerging Markets Portfolio	-	-
Fidelity VIP FundsManager 50% Portfolio	1,093	221
Fidelity VIP FundsManager 60% Portfolio	2,711	652
Fidelity VIP Mid Cap Portfolio	-	-
Fidelity VIP Strategic Income Portfolio	-	-
Franklin Global Real Estate Securities Fund	81	548
Franklin Growth and Income Securities Fund	578	1,933
Franklin High Income Securities Fund	2,903	2,583
Franklin Income Securities Fund	25,988	7,795
Franklin Large Cap Growth Securities Fund	67	905
Franklin Rising Dividends Securities Fund	538	2,646
Franklin Small Cap Value Securities Fund	24	197
Franklin Small-Mid Cap Growth Securities Fund	329	809
Franklin Strategic Income Securities Fund	-	-
Franklin Templeton VIP Founding Funds Allocation Fund	766	1,451
Franklin U.S. Government Fund	13,314	10,490
Invesco V.I. Balanced-Risk Allocation Fund	-	-
Invesco V.I. Capital Appreciation Fund	-	190
Invesco V.I. Core Equity Fund	-	18
Invesco Van Kampen V.I. American Franchise Fund	179	26
Invesco Van Kampen V.I. American Value Fund	-	-
Ivy Funds VIP Asset Strategy Portfolio	-	-
Ivy Funds VIP Energy Portfolio	-	-
Ivy Funds VIP Global Natural Resources Portfolio	-	-
Ivy Funds VIP Growth Portfolio	-	-
Ivy Funds VIP Mid Cap Growth Portfolio	-	-
Ivy Funds VIP Science and Technology Portfolio	-	-
Jennison Portfolio	-	21
JPMIT International Equity Fund	-	-
JPMorgan Insurance Trust Core Bond Portfolio	-	-
JPMorgan Insurance Trust U.S. Equity Portfolio	-	-
Lazard Retirement International Equity Portfolio	-	-
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	-	-
Legg Mason ClearBridge Variable Aggressive Growth Portfolio	-	-
Legg Mason Dynamic Multi-Strategy VIT Portfolio	-	-
MFS VIT II International Value Portfolio	-	-
MFS VIT Research Bond Portfolio	-	-
MFS VIT Utilities Portfolio	-	-
Mutual Shares Securities Fund	4,904	3,551
Oppenheimer Global Securities Fund/VA	30	146
Oppenheimer Global Strategic Income Fund/VA	193	4
Oppenheimer High Income Fund/VA	273	695
Oppenheimer International Growth Fund/VA	-	-
Oppenheimer Main Street Fund/VA	24	145
PIMCO EqS Pathfinder Portfolio	1,484	3,901
PIMCO VIT All Asset Portfolio	15,508	4,290
PIMCO VIT CommodityRealReturn Strategy Portfolio	1,387	1,701
PIMCO VIT Emerging Markets Bond Portfolio	5,459	3,481

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	Cost of Purchases	Proceeds from Sales
PIMCO VIT Global Advantage Strategy Bond Portfolio	$ 2,650	$ 792
PIMCO VIT Global Bond Portfolio	1,770	1,702
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	3,286	179
PIMCO VIT Global Multi-Asset Portfolio	10,413	4,376
PIMCO VIT High Yield Portfolio	27,676	7,208
PIMCO VIT Low Duration Portfolio	-	-
PIMCO VIT Real Return Portfolio	19,266	8,757
PIMCO VIT Total Return Portfolio	39,740	14,982
PIMCO VIT Unconstrained Bond Portfolio	8,315	1,426
SP International Growth Portfolio	1	53
T. Rowe Price Blue Chip Growth Portfolio	-	-
T. Rowe Price Equity Income Portfolio	-	-
T. Rowe Price Health Sciences Portfolio	-	-
Templeton Foreign Securities Fund	425	1,464
Templeton Global Bond Securities Fund	22,962	5,870
Templeton Growth Securities Fund	2,785	2,764

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

5. CONTRACT TRANSACTIONS - ALL PRODUCTS ACCUMULATION UNIT ACTIVITY (IN THOUSANDS)
Transactions in units for each sub-account, excluding units for annuitized contracts, for the years ended December 31, 2012 and 2011, are as follows:
	Alger American Capital Appreciation Portfolio		Alger American LargeCap Growth Portfolio		Alger American MidCap Growth Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	(1)	-	-	-
Surrenders and terminations	(3)	-	(1)	(5)	(2)	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(3)	-	(2)	(5)	(2)	-

	Alger American SmallCap Growth Portfolio		AZL Allianz AGIC Opportunity Fund		AZL Balanced Index Strategy Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	17	32	248	522
Transfers between funds	-	-	(17)	(33)	280	259
Surrenders and terminations	-	-	(14)	(20)	(60)	(34)
Rescissions	-	-	-	(5)	(9)	(3)
Bonus	-	-	-	-	3	6
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	(20)	(12)
Total Net Contract Transactions	-	-	(14)	(26)	442	738

	AZL BlackRock Capital Appreciation Fund		AZL Columbia Mid Cap Value Fund		AZL Columbia Small Cap Value Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	329	194	202	135	49	46
Transfers between funds	(27)	(11)	16	(20)	(6)	(50)
Surrenders and terminations	(110)	(61)	(29)	(38)	(12)	(14)
Rescissions	(14)	(9)	(3)	(1)	(1)	-
Bonus	2	2	1	2	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(4)	(2)	(3)	(1)	(1)	-
Total Net Contract Transactions	176	113	184	77	29	(18)
                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	AZL Davis New York Venture Fund		AZL Dreyfus Research Growth Fund		AZL Federated Clover Small Value Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	95	151	66	76	48	66
Transfers between funds	(29)	(27)	(10)	(42)	(15)	(38)
Surrenders and terminations	(91)	(98)	(32)	(29)	(30)	(30)
Rescissions	(1)	(17)	(2)	(15)	-	(5)
Bonus	-	-	-	-	1	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(2)	(1)	(1)	-	(1)	-
Total Net Contract Transactions	(28)	8	21	(10)	3	(7)

	AZL Franklin Templeton Founding Strategy Plus Fund		AZL Fusion Balanced Fund		AZL Fusion Conservative Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	240	1,065	307	1,204	231	381
Transfers between funds	(182)	215	143	(145)	43	163
Surrenders and terminations	(26)	(15)	(199)	(230)	(38)	(16)
Rescissions	(11)	(3)	(5)	(21)	(16)	(1)
Bonus	3	8	3	16	-	2
Contract Maintenance Charges	-	-	(1)	(1)	-	-
Rider charge	(27)	(16)	(37)	(25)	(14)	(7)
Total Net Contract Transactions	(3)	1,254	211	798	206	522

	AZL Fusion Growth Fund		AZL Fusion Moderate Fund		AZL Gateway Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	191	120	1,027	3,208	76	712
Transfers between funds	(114)	19	(75)	41	(28)	(7)
Surrenders and terminations	(130)	(130)	(242)	(177)	(8)	(1)
Rescissions	(3)	(1)	(12)	(37)	(2)	(115)
Bonus	1	-	9	19	-	2
Contract Maintenance Charges	-	-	(2)	(1)	-	-
Rider charge	(2)	(1)	(115)	(79)	(8)	(4)
Total Net Contract Transactions	(57)	7	590	2,974	30	587

	AZL Growth Index Strategy Fund		AZL International Index Fund		AZL Invesco Equity and Income Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	1,101	3,139	100	67	135	546
Transfers between funds	283	583	8	45	(19)	404
Surrenders and terminations	(125)	(70)	(91)	(25)	(93)	(37)
Rescissions	(22)	(67)	-	(1)	(5)	(26)
Bonus	1	9	-	-	-	3
Contract Maintenance Charges	(1)	-	-	-	-	-
Rider charge	(83)	(47)	(1)	-	(18)	(11)
Total Net Contract Transactions	1,154	3,547	16	86	-	879

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	AZL Invesco Growth and Income Fund		AZL Invesco International Equity Fund		AZL JPMorgan International Opportunities Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	70	39	92	83	85	56
Transfers between funds	22	(14)	(43)	(50)	(38)	(1)
Surrenders and terminations	(23)	(30)	(38)	(48)	(51)	(40)
Rescissions	-	-	(12)	(2)	(1)	(9)
Bonus	1	1	1	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	-	(1)	(1)	(1)	-
Total Net Contract Transactions	69	(4)	(1)	(17)	(6)	6

	AZL JPMorgan U.S. Equity Fund		AZL MFS Investors Trust Fund		AZL MFS Value Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	52	38	59	44	140	99
Transfers between funds	17	(25)	(12)	(7)	7	(27)
Surrenders and terminations	(37)	(54)	(61)	(24)	(55)	(61)
Rescissions	-	-	(1)	(1)	(2)	-
Bonus	1	1	1	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	-	(1)	-	(2)	(1)
Total Net Contract Transactions	32	(40)	(15)	13	88	10

	AZL Mid Cap Index Fund		AZL Money Market Fund		AZL Morgan Stanley Global Real Estate Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	134	92	3,481	3,517	15	78
Transfers between funds	29	6	(2,962)	(2,374)	(42)	(48)
Surrenders and terminations	6	-	(644)	(796)	(17)	(11)
Rescissions	(17)	(15)	(60)	(71)	-	(2)
Bonus	1	1	20	20	-	-
Contract Maintenance Charges	-	-	(1)	(1)	-	-
Rider charge	(1)	-	(18)	(14)	(1)	(1)
Total Net Contract Transactions	152	84	(184)	281	(45)	16

	AZL Morgan Stanley Mid Cap Growth Fund		AZL MVP Balanced Index Strategy Fund		AZL MVP BlackRock Global Allocation Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	155	88	845	-	2,344	-
Transfers between funds	24	(61)	93	-	215	-
Surrenders and terminations	(70)	(45)	(3)	-	(10)	-
Rescissions	(2)	(1)	(12)	-	(50)	-
Bonus	1	-	4	-	5	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(2)	(1)	(4)	-	(12)	-
Total Net Contract Transactions	106	(20)	923	-	2,492	-

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	AZL MVP Franklin Templeton Founding Strategy Plus Fund		AZL MVP Fusion Balanced Fund		AZL MVP Fusion Moderate Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	151	-	1,132	-	2,648	-
Transfers between funds	12	-	118	-	181	-
Surrenders and terminations	(1)	-	(4)	-	(37)	-
Rescissions	(4)	-	(33)	-	(31)	-
Bonus	-	-	8	-	17	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	(5)	-	(13)	-
Total Net Contract Transactions	158	-	1,216	-	2,765	-

	AZL MVP Growth Index Strategy Fund		AZL MVP Invesco Equity and Income Fund		AZL NFJ International Value Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	2,824	-	544	-	-	-
Transfers between funds	175	-	107	-	-	-
Surrenders and terminations	(16)	-	(1)	-	-	-
Rescissions	(52)	-	(13)	-	-	-
Bonus	11	-	1	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(14)	-	(3)	-	-	-
Total Net Contract Transactions	2,928	-	635	-	-	-

	AZL Oppenheimer Discovery Fund		AZL Pyramis Core Bond Fund		AZL Russell 1000 Growth Index Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	77	18	12	-	2	-
Transfers between funds	20	(19)	-	-	-	-
Surrenders and terminations	(10)	(8)	-	-	-	-
Rescissions	(11)	-	(5)	-	-	-
Bonus	1	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	-	-	-	-	-
Total Net Contract Transactions	76	(9)	7	-	2	-

	AZL Russell 1000 Value Index Fund		AZL S&P 500 Index Fund		AZL Schroder Emerging Markets Equity Fund CL 1
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	3	-	430	307	-	8
Transfers between funds	-	-	(264)	551	-	(9)
Surrenders and terminations	-	-	(220)	(130)	(18)	(28)
Rescissions	-	-	(2)	(8)	-	-
Bonus	-	-	2	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	(4)	(2)	-	-
Total Net Contract Transactions	3	-	(58)	719	(18)	(29)

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	AZL Schroder Emerging Markets Equity Fund CL 2		AZL Small Cap Stock Index Fund		BlackRock Equity Dividend V.I. Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	44	101	86	60	-	-
Transfers between funds	(66)	(231)	(53)	70	-	-
Surrenders and terminations	(59)	(41)	(62)	(34)	-	-
Rescissions	(1)	(2)	(12)	(1)	-	-
Bonus	1	1	-	1	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	(1)	(1)	-	-	-
Total Net Contract Transactions	(82)	(173)	(42)	96	-	-

	BlackRock Global Allocation V.I. Fund		Columbia Variable Portfolio – Select Smaller-Cap Value Fund		Columbia Variable Portfolio – Seligman Global Technology Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	1,195	4,185	-	-	-	-
Transfers between funds	225	427	(5)	60	-	-
Surrenders and terminations	(217)	(149)	(4)	(2)	-	-
Rescissions	(11)	(62)	-	-	-	-
Bonus	4	12	-	-	-	-
Contract Maintenance Charges	(2)	(1)	-	-	-	-
Rider charge	(116)	(70)	-	-	-	-
Total Net Contract Transactions	1,078	4,342	(9)	58	-	-
	Davis VA Financial Portfolio		Davis VA Value Portfolio		Dreyfus VIF Appreciation Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	1	2	-	-	-	-
Transfers between funds	(12)	(5)	-	(1)	-	-
Surrenders and terminations	(13)	(13)	(2)	(4)	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(24)	(16)	(2)	(5)	-	-

	Eaton Vance VT Floating-Rate Income Fund		Fidelity VIP Emerging Markets Portfolio		Fidelity VIP FundsManager 50% Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	59	141
Transfers between funds	-	-	-	-	24	25
Surrenders and terminations	-	-	-	-	(3)	(1)
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	(2)	-
Total Net Contract Transactions	-	-	-	-	78	166

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	Fidelity VIP FundsManager 60% Portfolio		Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	167	431	-	-	-	-
Transfers between funds	77	136	-	-	-	-
Surrenders and terminations	(26)	(1)	-	-	-	-
Rescissions	(9)	-	-	-	-	-
Bonus	1	2	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(8)	(2)	-	-	-	-
Total Net Contract Transactions	202	566	-	-	-	-

	Franklin Global Real Estate Securities Fund		Franklin Growth and Income Securities Fund		Franklin High Income Securities Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	2	-	-	11	82
Transfers between funds	(3)	5	(3)	(6)	7	18
Surrenders and terminations	(5)	(13)	(40)	(52)	(35)	(69)
Rescissions	-	-	-	-	(2)	(1)
Bonus	-	-	-	-	-	1
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	(3)	(2)
Total Net Contract Transactions	(8)	(6)	(43)	(58)	(22)	29

	Franklin Income Securities Fund		Franklin Large Cap Growth Securities Fund		Franklin Rising Dividends Securities Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	348	140	-	-	2	3
Transfers between funds	44	18	(5)	(5)	(9)	(4)
Surrenders and terminations	(80)	(79)	(34)	(30)	(46)	(51)
Rescissions	(9)	(3)	-	-	-	-
Bonus	2	1	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(3)	(1)	-	-	-	-
Total Net Contract Transactions	302	76	(39)	(35)	(53)	(52)

	Franklin Small Cap Value Securities Fund		Franklin Small-Mid Cap Growth Securities Fund		Franklin Strategic Income Securities Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	(4)	(6)	(1)	-	-
Surrenders and terminations	(8)	(6)	(22)	(23)	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(8)	(10)	(28)	(24)	-	-

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	Franklin Templeton VIP Founding Funds Allocation Fund		Franklin U.S. Government Fund		Invesco V.I. Balanced-Risk Allocation Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	29	114	226	152	-	-
Transfers between funds	(51)	(348)	(38)	(64)	-	-
Surrenders and terminations	(67)	(73)	(100)	(108)	-	-
Rescissions	(1)	-	(6)	(1)	-	-
Bonus	-	1	2	2	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	(1)	(4)	(2)	-	-
Total Net Contract Transactions	(91)	(307)	80	(21)	-	-

	Invesco V.I. Capital Appreciation Fund		Invesco V.I. Core Equity Fund		Invesco Van Kampen V.I. American Franchise Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	(24)	-	-	-	6	-
Surrenders and terminations	(2)	(3)	(2)	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(26)	(3)	(2)	-	6	-

	Invesco Van Kampen V.I. American Value Fund		Ivy Funds VIP Asset Strategy Portfolio		Ivy Funds VIP Energy Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	-	-	-	-

	Ivy Funds VIP Global Natural Resources Portfolio		Ivy Funds VIP Growth Portfolio		Ivy Funds VIP Mid Cap Growth Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	-	-	-	-

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	Ivy Funds VIP Science and Technology Portfolio		Jennison Portfolio		JPMIT International Equity Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	-	3	-	-
Surrenders and terminations	-	-	(1)	(3)	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	(1)	-	-	-

	JPMorgan Insurance Trust Core Bond Portfolio		JPMorgan Insurance Trust U.S. Equity Portfolio		Lazard Retirement International Equity Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	-	-	-	-

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		Legg Mason ClearBridge Variable Aggressive Growth Portfolio		Legg Mason Dynamic Multi-Strategy VIT Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	-	-	-	-

	MFS VIT II International Value Portfolio		MFS VIT Research Bond Portfolio		MFS VIT Utilities Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	-	-	-	-	-	-
Surrenders and terminations	-	-	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	-	-	-	-	-	-

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	Mutual Global Discovery Securities Fund		Mutual Shares Securities Fund		Oppenheimer Global Securities Fund/VA
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	14	144	90	-	-
Transfers between funds	-	(862)	17	(47)	(2)	1
Surrenders and terminations	-	(36)	(99)	(70)	(7)	(5)
Rescissions	-	-	(3)	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	(1)	(1)	-	-
Total Net Contract Transactions	-	(884)	58	(28)	(9)	(4)

	Oppenheimer Global Strategic Income Fund/VA		Oppenheimer High Income Fund/VA		Oppenheimer International Growth Fund/VA
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	8	-	(52)	5	-	-
Surrenders and terminations	-	-	(69)	(25)	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	8	-	(121)	(20)	-	-

	Oppenheimer Main Street Fund/VA		PIMCO EqS Pathfinder Portfolio		PIMCO VIT All Asset Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	49	28	607	477
Transfers between funds	(3)	(2)	(66)	2,027	136	21
Surrenders and terminations	(7)	(25)	(194)	(22)	(56)	(28)
Rescissions	-	-	(4)	-	(12)	(3)
Bonus	-	-	-	-	3	3
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	(2)	(1)	(16)	(9)
Total Net Contract Transactions	(10)	(27)	(217)	2,032	662	461

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio		PIMCO VIT Global Advantage Strategy Bond Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	26	101	71	262	195	127
Transfers between funds	(28)	(247)	72	(313)	7	-
Surrenders and terminations	(52)	(38)	(54)	(27)	(5)	-
Rescissions	-	-	-	(2)	(11)	(1)
Bonus	-	-	1	3	1	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(1)	(1)	(10)	(9)	(2)	-
Total Net Contract Transactions	(55)	(185)	80	(86)	185	126

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	PIMCO VIT Global Bond Portfolio		PIMCO VIT Global Multi-Asset Managed Volatility Portfolio		PIMCO VIT Global Multi-Asset Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	16	133	255	-	349	1,108
Transfers between funds	(15)	(29)	55	-	253	362
Surrenders and terminations	(24)	(20)	-	-	(94)	(18)
Rescissions	-	(7)	-	-	(4)	(10)
Bonus	1	2	-	-	1	6
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(3)	(3)	(1)	-	(32)	(19)
Total Net Contract Transactions	(25)	76	309	-	473	1,429

	PIMCO VIT High Yield Portfolio		PIMCO VIT Low Duration Portfolio		PIMCO VIT Real Return Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	965	478	-	-	595	560
Transfers between funds	222	(15)	-	-	134	(48)
Surrenders and terminations	(62)	(37)	-	-	(147)	(96)
Rescissions	(28)	(14)	-	-	(24)	(10)
Bonus	3	3	-	-	5	6
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	(12)	(5)	-	-	(14)	(7)
Total Net Contract Transactions	1,088	410	-	-	549	405

	PIMCO VIT Total Return Portfolio		PIMCO VIT Unconstrained Bond Portfolio		Seligman Small-Cap Value Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	1,103	933	374	231	-	-
Transfers between funds	444	639	353	50	-	(34)
Surrenders and terminations	(329)	(162)	(21)	(7)	-	(3)
Rescissions	(39)	(20)	(14)	(1)	-	-
Bonus	7	5	2	2	-	-
Contract Maintenance Charges	(1)	(1)	-	-	-	-
Rider charge	(30)	(17)	(4)	-	-	-
Total Net Contract Transactions	1,155	1,377	690	275	-	(37)

	SP International Growth Portfolio		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price Equity Income Portfolio
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	-	-	-	-
Transfers between funds	(1)	-	-	-	-	-
Surrenders and terminations	(6)	(1)	-	-	-	-
Rescissions	-	-	-	-	-	-
Bonus	-	-	-	-	-	-
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	-	-
Total Net Contract Transactions	(7)	(1)	-	-	-	-

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	T. Rowe Price Health Sciences Portfolio		Templeton Foreign Securities Fund		Templeton Global Bond Securities Fund
	2012	2011	2012	2011	2012	2011
Contract Transactions
Purchase payments	-	-	2	-	397	303
Transfers between funds	-	-	(22)	7	(5)	49
Surrenders and terminations	-	-	(28)	(52)	(32)	(26)
Rescissions	-	-	-	-	(21)	(5)
Bonus	-	-	-	-	1	2
Contract Maintenance Charges	-	-	-	-	-	-
Rider charge	-	-	-	-	(7)	(3)
Total Net Contract Transactions	-	-	(48)	(45)	333	320

	Templeton Growth Securities Fund		Total All Funds
	2012	2011	2012	2011
Contract Transactions
Purchase payments	65	34	27,138	26,423
Transfers between funds	(6)	(133)	(482)	802
Surrenders and terminations	(60)	(51)	(4,828)	(3,809)
Rescissions	(1)	-	(626)	(579)
Bonus	-	-	134	149
Contract Maintenance Charges	-	-	(8)	(5)
Rider charge	(1)	-	(697)	(380)
Total Net Contract Transactions	(3)	(150)	20,631	22,601

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

6. FINANCIAL HIGHLIGHTS
A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts for the years ended December 31, 2012, 2011, 2010, 2009 and 2008, is as follows:

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Alger American Capital Appreciation Portfolio
2012	17	$12.39	to	$12.54	$216	0.94%	1.40%	to	1.49%	16.54%	to	16.65%
2011	20	$10.63	to	$10.75	$211	0.11%	1.40%	to	1.49%	-1.77%	to	-1.68%
2010	20	$10.82	to	$10.93	$216	0.50%	1.40%	to	1.49%	12.34%	to	12.44%
2009	21	$9.64	to	$9.72	$203	0.00%	1.40%	to	1.49%	48.87%	to	49.00%
2008	23	$6.47	to	$6.53	$147	0.00%	1.40%	to	1.49%	-45.95%	to	-45.90%
Alger American LargeCap Growth Portfolio
2012	5	$9.00	to	$9.11	$48	1.92%	1.40%	to	1.49%	8.23%	to	8.33%
2011	7	$8.32	to	$8.41	$59	1.18%	1.40%	to	1.49%	-1.82%	to	-1.73%
2010	12	$8.47	to	$8.56	$98	0.86%	1.40%	to	1.49%	11.71%	to	11.81%
2009	16	$7.59	to	$7.65	$121	0.83%	1.40%	to	1.49%	45.39%	to	45.52%
2008	25	$5.22	to	$5.26	$129	0.00%	1.40%	to	1.49%	-46.95%	to	-46.90%
Alger American MidCap Growth Portfolio
2012	1	$12.67	to	$12.67	$17	0.00%	1.49%	to	1.49%	14.48%	to	14.48%
2011	3	$11.07	to	$11.07	$29	0.33%	1.49%	to	1.49%	-9.63%	to	-9.63%
2010	3	$12.25	to	$12.25	$33	0.00%	1.49%	to	1.49%	17.62%	to	17.62%
2009	3	$10.41	to	$10.41	$36	0.00%	1.49%	to	1.49%	49.46%	to	49.46%
2008	5	$6.97	to	$6.97	$32	0.00%	1.49%	to	1.49%	-58.97%	to	-58.97%
Alger American SmallCap Growth Portfolio
2012	-	$9.19	to	$9.19	$2	0.00%	1.49%	to	1.49%	10.83%	to	10.83%
2011	-	$8.29	to	$8.29	$1	0.00%	1.49%	to	1.49%	-4.61%	to	-4.61%
2010	-	$8.70	to	$8.70	$1	0.00%	1.49%	to	1.49%	23.44%	to	23.44%
2009	-	$7.04	to	$7.04	$1	0.00%	1.49%	to	1.49%	43.35%	to	43.35%
2008	-	$4.91	to	$4.91	$1	0.00%	1.49%	to	1.49%	-47.39%	to	-47.39%
AZL Allianz AGIC Opportunity Fund
2012	255	$12.00	to	$14.54	$3,359	0.00%	0.35%	to	3.30%	3.34%	to	5.07%
2011	269	$11.61	to	$14.04	$3,385	0.00%	1.25%	to	3.30%	-14.40%	to	-12.63%
2010	295	$13.53	to	$15.87	$4,260	0.00%	1.25%	to	3.30%	14.93%	to	17.31%
2009	419	$11.74	to	$13.54	$5,222	0.00%	1.25%	to	3.30%	52.97%	to	56.14%
2008	287	$7.66	to	$8.77	$2,323	0.00%	1.25%	to	3.15%	-48.80%	to	-47.81%
AZL Balanced Index Strategy Fund
2012	2,579	$11.36	to	$12.07	$30,607	1.41%	1.25%	to	3.30%	6.85%	to	8.91%
2011	2,137	$10.63	to	$11.08	$23,400	0.78%	1.25%	to	3.30%	-0.91%	to	1.14%
2010	1,399	$10.71	to	$10.95	$15,211	0.00%	1.25%	to	3.30%	6.91%	to	9.13%
2009³	727	$10.00	to	$10.04	$7,283	0.00%	1.25%	to	3.30%	0.84%	to	1.23%
AZL BlackRock Capital Appreciation Fund
2012	1,594	$11.35	to	$13.13	$19,652	0.02%	0.35%	to	3.30%	10.29%	to	12.31%
2011	1,418	$10.29	to	$11.69	$15,575	0.00%	1.25%	to	3.30%	-12.05%	to	-10.24%
2010	1,305	$11.68	to	$13.02	$16,051	0.05%	1.25%	to	3.30%	15.33%	to	17.72%
2009	1,269	$10.10	to	$11.06	$13,378	0.00%	1.25%	to	3.30%	31.06%	to	33.77%
2008	207	$7.73	to	$8.27	$1,643	0.00%	1.25%	to	3.15%	-38.35%	to	-37.16%
AZL Columbia Mid Cap Value Fund
2012	862	$7.51	to	$8.44	$6,934	0.56%	0.35%	to	3.30%	12.58%	to	14.58%
2011	678	$6.67	to	$7.37	$4,773	0.89%	1.25%	to	3.30%	-6.69%	to	-4.76%
2010	601	$7.13	to	$7.74	$4,455	0.69%	1.25%	to	3.30%	18.68%	to	21.14%
2009	416	$5.99	to	$6.39	$2,558	0.92%	1.25%	to	3.30%	28.01%	to	30.66%
2008	209	$4.66	to	$4.89	$992	0.59%	1.25%	to	3.15%	-53.64%	to	-52.75%

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Columbia Small Cap Value Fund
2012	353	$11.20	to	$13.06	$4,270	0.35%	0.35%	to	3.30%	7.83%	to	9.75%
2011	324	$10.38	to	$11.90	$3,582	0.75%	1.25%	to	3.30%	-9.25%	to	-7.38%
2010	342	$11.28	to	$12.85	$4,084	0.34%	1.25%	to	3.30%	21.84%	to	24.37%
2009	290	$9.31	to	$10.33	$2,818	0.28%	1.25%	to	3.30%	20.65%	to	23.14%
2008	194	$7.69	to	$8.39	$1,538	0.49%	1.25%	to	3.15%	-34.20%	to	-32.93%
AZL Davis New York Venture Fund
2012	1,588	$9.77	to	$12.15	$17,337	0.33%	0.35%	to	3.30%	8.93%	to	10.92%
2011	1,616	$8.97	to	$10.96	$16,008	0.88%	1.25%	to	3.30%	-7.30%	to	-5.39%
2010	1,608	$9.65	to	$11.58	$16,958	2.50%	1.25%	to	3.30%	8.41%	to	10.65%
2009	1,574	$8.88	to	$10.47	$15,126	0.81%	1.25%	to	3.30%	27.55%	to	30.19%
2008	1,480	$7.02	to	$8.04	$11,038	0.97%	1.25%	to	3.15%	-42.35%	to	-41.24%
AZL Dreyfus Research Growth Fund
2012	515	$9.84	to	$12.04	$5,633	0.31%	0.35%	to	3.30%	14.37%	to	16.28%
2011	494	$8.61	to	$10.36	$4,630	0.33%	1.25%	to	3.30%	-6.33%	to	-4.39%
2010	504	$9.03	to	$10.83	$4,966	0.40%	1.25%	to	3.30%	18.93%	to	21.40%
2009	415	$7.66	to	$8.92	$3,407	0.53%	1.25%	to	3.30%	30.38%	to	33.09%
2008	413	$6.02	to	$6.71	$2,574	0.30%	1.25%	to	3.15%	-43.45%	to	-42.36%
AZL Federated Clover Small Value Fund
2012	533	$16.57	to	$19.99	$9,762	0.53%	0.35%	to	3.30%	10.87%	to	12.90%
2011	530	$14.95	to	$17.71	$8,627	0.58%	1.25%	to	3.30%	-7.03%	to	-5.11%
2010	537	$16.04	to	$18.66	$9,254	0.76%	1.25%	to	3.30%	22.98%	to	25.53%
2009	516	$13.01	to	$14.86	$7,158	1.76%	1.25%	to	3.30%	26.37%	to	28.99%
2008	457	$10.27	to	$11.52	$4,949	1.14%	1.25%	to	3.15%	-35.79%	to	-34.56%
AZL Franklin Templeton Founding Strategy Plus Fund
2012	2,327	$11.54	to	$12.15	$28,059	2.27%	0.35%	to	3.30%	11.37%	to	13.18%
2011	2,330	$10.36	to	$10.73	$24,865	0.21%	1.40%	to	3.30%	-5.01%	to	-3.20%
2010	1,076	$10.88	to	$11.09	$11,893	2.97%	1.40%	to	3.30%	6.45%	to	8.49%
2009³	71	$10.19	to	$10.22	$720	1.56%	1.40%	to	3.30%	1.82%	to	2.18%
AZL Fusion Balanced Fund
2012	5,221	$11.14	to	$12.89	$63,869	2.02%	0.35%	to	3.30%	7.92%	to	10.00%
2011	5,010	$10.32	to	$11.71	$56,024	2.48%	1.25%	to	3.30%	-4.11%	to	-2.13%
2010	4,212	$10.73	to	$11.97	$48,238	2.96%	1.25%	to	3.30%	7.47%	to	9.69%
2009	2,430	$9.99	to	$10.91	$25,279	2.04%	1.25%	to	3.30%	22.60%	to	25.14%
2008	1,459	$8.15	to	$8.72	$12,245	2.45%	1.25%	to	3.15%	-29.70%	to	-28.35%
AZL Fusion Conservative Fund
2012	1,195	$11.59	to	$12.10	$14,360	1.87%	0.35%	to	3.30%	8.23%	to	9.71%
2011	989	$10.71	to	$11.03	$10,849	1.61%	1.40%	to	3.30%	-2.62%	to	-0.75%
2010	467	$10.91	to	$11.11	$5,168	0.00%	1.40%	to	3.30%	7.36%	to	9.42%
2009³	15	$10.12	to	$10.15	$154	2.63%	1.40%	to	3.30%	1.18%	to	1.54%
AZL Fusion Growth Fund
2012	2,708	$10.31	to	$11.92	$29,690	1.55%	0.35%	to	3.30%	9.86%	to	11.87%
2011	2,765	$9.39	to	$10.66	$27,277	1.84%	1.25%	to	3.30%	-7.52%	to	-5.61%
2010	2,758	$10.12	to	$11.29	$29,134	1.73%	1.25%	to	3.30%	9.24%	to	11.50%
2009	2,897	$9.24	to	$10.13	$27,791	2.28%	1.25%	to	3.30%	27.91%	to	30.55%
2008	2,803	$7.21	to	$7.76	$20,841	1.56%	1.25%	to	3.15%	-40.84%	to	-39.70%
AZL Fusion Moderate Fund
2012	12,468	$10.62	to	$12.43	$149,033	1.68%	0.35%	to	3.30%	8.86%	to	11.13%
2011	11,878	$9.76	to	$11.19	$128,238	1.82%	1.25%	to	3.30%	-5.99%	to	-4.04%
2010	8,904	$10.38	to	$11.66	$100,164	1.91%	1.25%	to	3.30%	8.12%	to	10.36%
2009	4,053	$9.60	to	$10.56	$40,948	1.97%	1.25%	to	3.30%	25.55%	to	28.15%
2008	2,248	$7.72	to	$8.26	$17,811	2.38%	1.25%	to	3.15%	-35.01%	to	-33.76%

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Gateway Fund
2012	697	$10.42	to	$10.78	$7,491	0.39%	0.00%	to	3.30%	1.16%	to	2.70%
2011	667	$10.30	to	$10.50	$6,988	0.00%	1.40%	to	3.30%	-0.28%	to	1.63%
2010⁵	80	$10.31	to	$10.33	$823	7.35%	1.40%	to	3.30%	2.35%	to	2.91%
AZL Growth Index Strategy Fund
2012	7,898	$11.68	to	$12.47	$97,212	1.14%	1.25%	to	3.30%	9.63%	to	11.91%
2011	6,744	$10.65	to	$11.14	$74,464	0.57%	1.25%	to	3.30%	-3.23%	to	-1.23%
2010	3,197	$11.04	to	$11.28	$35,866	0.00%	1.25%	to	3.30%	9.74%	to	12.01%
2009³	734	$10.03	to	$10.07	$7,382	0.00%	1.25%	to	3.30%	1.36%	to	1.76%
AZL International Index Fund
2012	604	$9.79	to	$14.49	$6,095	1.84%	0.00%	to	3.30%	14.47%	to	17.62%
2011	588	$8.55	to	$8.90	$5,118	1.25%	1.25%	to	3.30%	-15.60%	to	-13.86%
2010	502	$10.11	to	$10.33	$5,112	0.83%	1.25%	to	3.30%	3.64%	to	5.79%
2009³	212	$9.73	to	$9.76	$2,066	0.00%	1.25%	to	3.30%	-1.05%	to	-0.67%
AZL Invesco Equity and Income Fund
2012	2,181	$11.60	to	$13.86	$28,694	1.47%	0.35%	to	3.30%	8.26%	to	10.51%
2011	2,181	$10.72	to	$12.54	$26,062	1.34%	1.25%	to	3.30%	-5.35%	to	-3.39%
2010	1,302	$11.32	to	$12.98	$16,170	1.40%	1.25%	to	3.30%	8.11%	to	10.35%
2009	745	$10.47	to	$11.76	$8,340	2.56%	1.25%	to	3.30%	18.86%	to	21.32%
2008	256	$8.82	to	$9.69	$2,372	2.72%	1.25%	to	3.15%	-26.29%	to	-24.87%
AZL Invesco Growth and Income Fund
2012	459	$11.27	to	$14.18	$5,852	1.48%	0.35%	to	3.30%	10.88%	to	12.91%
2011	390	$10.17	to	$12.56	$4,403	0.88%	1.25%	to	3.30%	-5.12%	to	-3.16%
2010	394	$10.69	to	$12.97	$4,630	0.87%	1.25%	to	3.30%	8.72%	to	10.97%
2009	391	$9.81	to	$11.69	$4,176	2.55%	1.25%	to	3.30%	19.63%	to	22.11%
2008	338	$8.18	to	$9.57	$2,990	2.06%	1.25%	to	3.15%	-34.94%	to	-33.69%
AZL Invesco International Equity Fund
2012	811	$14.44	to	$17.79	$13,084	1.75%	0.35%	to	3.30%	12.07%	to	14.11%
2011	812	$12.89	to	$15.59	$11,487	0.99%	1.25%	to	3.30%	-10.32%	to	-8.46%
2010	829	$14.33	to	$17.03	$12,859	0.47%	1.25%	to	3.30%	8.87%	to	11.12%
2009	854	$13.09	to	$15.33	$12,082	1.52%	1.25%	to	3.30%	29.97%	to	32.66%
2008	334	$10.18	to	$11.55	$3,592	0.51%	1.25%	to	3.15%	-43.33%	to	-42.24%
AZL JPMorgan International Opportunities Fund
2012	811	$15.12	to	$18.23	$13,407	1.85%	0.35%	to	3.30%	16.63%	to	18.76%
2011	817	$12.96	to	$15.35	$11,382	0.68%	1.25%	to	3.30%	-16.21%	to	-14.48%
2010	811	$15.43	to	$17.95	$13,331	0.46%	1.25%	to	3.30%	2.51%	to	4.63%
2009	821	$15.02	to	$17.16	$13,050	6.91%	1.25%	to	3.30%	22.22%	to	24.75%
2008	386	$12.63	to	$13.75	$4,973	2.03%	1.25%	to	3.15%	-30.79%	to	-29.45%
AZL JPMorgan U.S. Equity Fund
2012	679	$10.98	to	$12.97	$8,093	0.75%	0.35%	to	3.30%	13.60%	to	15.67%
2011	647	$9.67	to	$11.21	$6,683	0.70%	1.25%	to	3.30%	-5.36%	to	-3.41%
2010	687	$10.19	to	$11.61	$7,414	0.59%	1.25%	to	3.30%	9.30%	to	11.56%
2009	699	$9.30	to	$10.40	$6,835	0.36%	1.25%	to	3.30%	29.37%	to	32.05%
2008	430	$7.33	to	$7.88	$3,215	1.02%	1.25%	to	3.15%	-40.59%	to	-39.44%
AZL MFS Investors Trust Fund
2012	644	$14.24	to	$16.46	$9,869	0.71%	0.35%	to	3.30%	15.35%	to	17.46%
2011	659	$12.34	to	$14.02	$8,644	0.65%	1.25%	to	3.30%	-5.38%	to	-3.43%
2010	646	$13.01	to	$14.51	$8,839	0.14%	1.25%	to	3.30%	7.41%	to	9.63%
2009	904	$12.08	to	$13.24	$11,374	0.03%	1.25%	to	3.30%	46.88%	to	49.92%
2008	537	$8.25	to	$8.83	$4,552	0.12%	1.25%	to	3.15%	-41.97%	to	-40.85%
                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MFS Value Fund
2012	843	$9.75	to	$11.62	$8,901	1.28%	0.35%	to	3.30%	13.49%	to	15.22%
2011	755	$8.59	to	$10.08	$6,897	0.96%	1.25%	to	3.30%	-7.55%	to	-5.64%
2010	745	$9.24	to	$10.69	$7,226	1.11%	1.25%	to	3.30%	6.26%	to	8.46%
2009	721	$8.65	to	$9.85	$6,473	3.25%	1.25%	to	3.30%	22.42%	to	24.96%
2008	667	$7.03	to	$7.88	$4,844	2.11%	1.25%	to	3.15%	-38.17%	to	-36.98%
AZL Mid Cap Index Fund
2012	246	$12.55	to	$18.45	$3,160	0.50%	0.00%	to	3.15%	14.02%	to	16.80%
2011	94	$11.01	to	$11.20	$1,044	0.47%	1.40%	to	3.15%	-5.34%	to	-3.67%
2010⁵	10	$11.60	to	$11.63	$121	0.00%	1.40%	to	3.15%	15.36%	to	15.95%
AZL Money Market Fund
2012	5,029	$8.15	to	$12.08	$49,321	0.00%	0.00%	to	3.30%	-3.26%	to	0.00%
2011	5,213	$8.42	to	$10.98	$51,788	0.00%	1.25%	to	3.30%	-3.24%	to	-1.24%
2010	4,932	$8.70	to	$11.12	$50,062	0.01%	1.25%	to	3.30%	-3.24%	to	-1.23%
2009	4,283	$9.00	to	$11.26	$43,597	0.23%	1.25%	to	3.30%	-3.04%	to	-1.03%
2008	5,375	$9.46	to	$11.37	$54,199	2.35%	1.25%	to	3.15%	-0.74%	to	1.17%
AZL Morgan Stanley Global Real Estate Fund
2012	368	$9.69	to	$11.65	$3,787	1.54%	0.00%	to	3.30%	25.94%	to	29.40%
2011	413	$7.69	to	$8.55	$3,352	3.15%	1.25%	to	3.30%	-12.86%	to	-11.06%
2010	397	$8.80	to	$9.62	$3,633	2.48%	1.25%	to	3.30%	16.94%	to	19.36%
2009	664	$7.51	to	$8.06	$5,117	1.64%	1.25%	to	3.30%	35.64%	to	38.45%
2008	259	$5.52	to	$5.82	$1,462	1.80%	1.25%	to	3.15%	-47.52%	to	-46.51%
AZL Morgan Stanley Mid Cap Growth Fund
2012	1,217	$13.30	to	$16.73	$18,374	0.00%	0.35%	to	3.30%	5.09%	to	7.01%
2011	1,111	$12.66	to	$15.63	$15,709	0.36%	1.25%	to	3.30%	-9.59%	to	-7.72%
2010	1,131	$13.96	to	$16.94	$17,409	0.00%	1.25%	to	3.30%	28.20%	to	30.85%
2009	1,016	$10.86	to	$12.95	$12,001	0.00%	1.25%	to	3.30%	52.55%	to	55.71%
2008	761	$7.19	to	$8.32	$5,843	0.31%	1.25%	to	3.15%	-50.12%	to	-49.16%
AZL MVP Balanced Index Strategy Fund
2012¹⁰	923	$10.62	to	$10.70	$9,861	2.64%	1.40%	to	2.20%	5.12%	to	5.91%
AZL MVP BlackRock Global Allocation Fund
2012¹⁰	2,492	$10.44	to	$10.53	$26,190	2.01%	1.40%	to	2.20%	2.78%	to	3.55%
AZL MVP Franklin Templeton Founding Strategy Plus Fund
2012¹²	158	$10.53	to	$10.59	$1,673	3.17%	1.40%	to	2.20%	8.24%	to	8.66%
AZL MVP Fusion Balanced Fund
2012¹⁰	1,216	$10.81	to	$10.89	$13,227	2.70%	1.40%	to	2.20%	6.90%	to	7.70%
AZL MVP Fusion Moderate Fund
2012¹⁰	2,765	$10.89	to	$10.97	$30,286	2.31%	1.40%	to	2.20%	7.15%	to	7.96%
AZL MVP Growth Index Strategy Fund
2012¹⁰	2,928	$10.86	to	$10.95	$31,990	2.00%	1.40%	to	2.20%	6.89%	to	7.70%
AZL MVP Invesco Equity and Income Fund
2012¹⁰	635	$10.66	to	$10.74	$6,806	1.82%	1.40%	to	2.20%	5.71%	to	6.50%
AZL NFJ International Value Fund
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
AZL Oppenheimer Discovery Fund
2012	273	$11.02	to	$13.66	$3,266	0.00%	0.35%	to	3.30%	13.11%	to	16.22%
2011	197	$9.74	to	$11.07	$2,046	0.05%	1.25%	to	3.30%	-8.46%	to	-6.57%
2010	206	$10.62	to	$11.84	$2,310	0.00%	1.25%	to	3.30%	24.65%	to	27.23%
2009	182	$8.50	to	$9.31	$1,613	0.00%	1.25%	to	3.30%	27.13%	to	29.77%
2008	129	$6.70	to	$7.17	$888	0.00%	1.25%	to	3.15%	-45.11%	to	-44.06%

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Pyramis Core Bond Fund
2012¹⁵	7	$10.02	to	$10.03	$71	0.00%	0.35%	to	3.30%	-0.29%	to	-0.26%
AZL Russell 1000 Growth Index Fund
2012	2	$12.65	to	$12.65	$31	0.00%	0.00%	to	0.35%	13.99%	to	13.99%
2011⁷	-	$0.00	to	$0.00	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
AZL Russell 1000 Value Index Fund
2012	3	$12.09	to	$12.09	$32	0.00%	0.00%	to	0.35%	16.22%	to	16.22%
2011⁷	-	$0.00	to	$0.00	$0	0.00%	0.00%	to	0.00%	0.00%	to	0.00%
AZL S&P 500 Index Fund
2012	2,454	$8.80	to	$9.81	$22,875	1.10%	0.35%	to	3.30%	11.93%	to	14.04%
2011	2,512	$7.86	to	$8.60	$20,596	1.31%	1.25%	to	3.30%	-1.74%	to	0.47%
2010	1,793	$7.98	to	$8.56	$14,825	1.43%	1.25%	to	3.30%	10.85%	to	13.16%
2009	1,845	$7.14	to	$7.57	$13,575	0.42%	1.25%	to	3.30%	21.29%	to	23.95%
2008	866	$5.91	to	$6.10	$5,205	0.00%	1.25%	to	3.15%	-39.56%	to	-38.33%
AZL Schroder Emerging Markets Equity Fund CL 1
2012	137	$11.94	to	$12.00	$1,639	1.00%	1.40%	to	1.49%	19.71%	to	19.82%
2011	155	$9.97	to	$10.02	$1,556	0.97%	1.40%	to	1.49%	-18.32%	to	-18.24%
2010	184	$12.21	to	$12.25	$2,255	0.79%	1.40%	to	1.49%	10.94%	to	11.04%
2009	204	$11.01	to	$11.03	$2,247	0.33%	1.40%	to	1.49%	69.91%	to	70.06%
2008	220	$6.48	to	$6.49	$1,424	0.00%	1.40%	to	1.49%	-52.53%	to	-52.49%
AZL Schroder Emerging Markets Equity Fund CL 2
2012	967	$10.41	to	$11.79	$10,606	0.70%	0.00%	to	3.30%	17.39%	to	19.53%
2011	1,049	$8.87	to	$9.86	$9,717	0.67%	1.25%	to	3.30%	-19.95%	to	-18.30%
2010	1,222	$11.05	to	$12.07	$13,963	0.58%	1.25%	to	3.30%	8.75%	to	11.01%
2009	1,365	$10.08	to	$10.87	$14,195	0.23%	1.25%	to	3.30%	66.20%	to	69.64%
2008	852	$6.11	to	$6.41	$5,296	0.15%	1.25%	to	3.15%	-53.38%	to	-52.49%
AZL Small Cap Stock Index Fund
2012	665	$9.98	to	$11.60	$6,932	0.34%	0.00%	to	3.30%	12.32%	to	15.41%
2011	707	$8.88	to	$9.64	$6,482	0.53%	1.25%	to	3.30%	-2.95%	to	-0.95%
2010	611	$9.13	to	$9.73	$5,727	0.61%	1.25%	to	3.30%	21.42%	to	23.93%
2009	688	$7.43	to	$7.85	$5,244	0.00%	1.25%	to	3.30%	20.79%	to	23.29%
2008	499	$6.19	to	$6.37	$3,120	1.09%	1.25%	to	3.15%	-33.09%	to	-31.80%
BlackRock Equity Dividend V.I. Fund
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
BlackRock Global Allocation V.I. Fund
2012	11,579	$9.75	to	$15.61	$120,434	1.53%	0.00%	to	3.30%	6.54%	to	9.97%
2011	10,501	$9.14	to	$14.65	$100,990	2.88%	1.25%	to	3.30%	-6.76%	to	-4.83%
2010	6,159	$9.71	to	$15.69	$62,440	1.64%	1.25%	to	3.30%	6.20%	to	8.40%
2009	2,330	$9.19	to	$14.75	$21,878	3.00%	1.25%	to	3.30%	16.99%	to	19.41%
2008¹	351	$7.84	to	$7.93	$2,853	5.61%	1.25%	to	3.15%	-21.88%	to	-20.89%
Columbia Variable Portfolio – Select Smaller-Cap Value Fund
2012	49	$11.12	to	$11.50	$561	0.00%	1.49%	to	2.75%	14.70%	to	16.16%
2011⁸	58	$9.69	to	$9.90	$564	0.00%	1.49%	to	2.75%	-14.01%	to	-13.13%
Columbia Variable Portfolio – Seligman Global Technology Fund
2012	1	$8.07	to	$8.07	$8	0.00%	1.49%	to	1.49%	5.64%	to	5.64%
2011	1	$7.64	to	$7.64	$8	0.00%	1.49%	to	1.49%	-7.14%	to	-7.14%
2010	1	$8.23	to	$8.23	$8	0.00%	1.49%	to	1.49%	13.81%	to	13.81%
2009	1	$7.23	to	$7.23	$7	0.00%	1.49%	to	1.49%	59.97%	to	59.97%
2008	1	$4.52	to	$4.52	$5	0.00%	1.49%	to	1.49%	-41.14%	to	-41.14%

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Davis VA Financial Portfolio
2012	186	$8.92	to	$13.83	$1,932	1.72%	1.25%	to	3.30%	15.41%	to	17.34%
2011	210	$7.73	to	$11.78	$1,881	1.30%	1.25%	to	3.30%	-10.94%	to	-9.10%
2010	226	$8.64	to	$12.96	$2,237	0.84%	1.25%	to	3.30%	7.49%	to	9.72%
2009	249	$8.01	to	$11.81	$2,231	0.93%	1.25%	to	3.30%	36.60%	to	39.43%
2008	185	$5.84	to	$8.47	$1,206	0.00%	1.25%	to	3.15%	-48.03%	to	-47.03%
Davis VA Value Portfolio
2012	19	$9.94	to	$12.57	$209	1.38%	1.49%	to	2.75%	10.00%	to	11.40%
2011	21	$9.04	to	$11.28	$212	0.80%	1.49%	to	2.75%	-6.77%	to	-5.59%
2010	26	$9.70	to	$11.95	$278	1.15%	1.49%	to	2.75%	9.71%	to	11.10%
2009	28	$8.84	to	$10.75	$272	0.81%	1.49%	to	2.75%	27.60%	to	29.22%
2008	36	$6.93	to	$8.32	$273	0.74%	1.49%	to	2.75%	-41.95%	to	-41.21%
Dreyfus VIF Appreciation Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Eaton Vance VT Floating-Rate Income Fund
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP Emerging Markets Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP FundsManager 50% Portfolio
2012	244	$10.69	to	$11.71	$2,811	1.21%	1.40%	to	3.30%	7.12%	to	8.58%
2011⁷	166	$9.98	to	$10.78	$1,757	4.53%	1.40%	to	3.30%	-4.19%	to	-2.46%
Fidelity VIP FundsManager 60% Portfolio
2012	768	$10.07	to	$10.65	$8,124	1.37%	1.40%	to	3.30%	8.75%	to	9.91%
2011⁷	566	$9.26	to	$9.69	$5,452	4.16%	1.40%	to	3.30%	-5.75%	to	-4.05%
Fidelity VIP Mid Cap Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Fidelity VIP Strategic Income Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Franklin Global Real Estate Securities Fund
2012	120	$36.13	to	$51.57	$5,401	0.00%	1.25%	to	2.75%	23.94%	to	25.94%
2011	128	$29.15	to	$40.95	$4,636	7.71%	1.25%	to	2.75%	-8.21%	to	-6.76%
2010	134	$31.75	to	$43.92	$5,284	2.95%	1.25%	to	2.75%	17.69%	to	19.55%
2009	145	$26.98	to	$36.73	$4,773	12.97%	1.25%	to	2.75%	15.85%	to	17.75%
2008	164	$23.29	to	$31.20	$4,664	1.30%	1.25%	to	2.75%	-43.96%	to	-43.03%
Franklin Growth and Income Securities Fund
2012	444	$27.24	to	$38.86	$16,651	3.09%	1.25%	to	2.75%	9.17%	to	10.96%
2011	487	$24.95	to	$35.02	$16,535	3.84%	1.25%	to	2.75%	-0.36%	to	1.22%
2010	545	$25.05	to	$34.60	$18,356	3.77%	1.25%	to	2.75%	13.51%	to	15.31%
2009	591	$22.06	to	$30.00	$17,350	5.21%	1.25%	to	2.75%	23.12%	to	25.06%
2008	672	$17.92	to	$23.99	$15,825	3.48%	1.25%	to	2.75%	-36.91%	to	-35.86%
Franklin High Income Securities Fund
2012	605	$22.55	to	$36.71	$19,551	7.08%	0.00%	to	3.30%	11.96%	to	14.32%
2011	627	$20.12	to	$32.17	$17,838	6.35%	1.25%	to	3.30%	1.17%	to	3.26%
2010	598	$19.84	to	$31.15	$16,429	6.47%	1.25%	to	3.30%	9.58%	to	12.13%
2009	492	$18.06	to	$27.85	$12,028	6.45%	1.25%	to	3.30%	38.06%	to	41.01%
2008	340	$14.51	to	$19.76	$6,062	10.72%	1.25%	to	3.15%	-25.76%	to	-24.24%

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Income Securities Fund
2012	1,356	$35.69	to	$58.09	$69,521	6.44%	0.35%	to	3.30%	9.25%	to	11.33%
2011	1,054	$32.66	to	$52.22	$48,096	5.63%	1.25%	to	3.30%	-0.93%	to	1.29%
2010	978	$32.89	to	$51.64	$44,313	6.73%	1.25%	to	3.30%	9.01%	to	11.30%
2009	1,034	$30.09	to	$46.41	$42,517	8.29%	1.25%	to	3.30%	31.19%	to	34.00%
2008	1,039	$22.88	to	$34.66	$32,473	5.39%	1.25%	to	3.15%	-31.84%	to	-30.39%
Franklin Large Cap Growth Securities Fund
2012	244	$16.46	to	$21.36	$4,824	1.03%	1.25%	to	2.75%	9.31%	to	11.08%
2011	283	$15.06	to	$19.23	$5,093	0.83%	1.25%	to	2.75%	-4.17%	to	-2.59%
2010	318	$15.72	to	$19.74	$5,905	0.98%	1.25%	to	2.75%	8.56%	to	10.29%
2009	343	$14.48	to	$17.90	$5,812	1.61%	1.25%	to	2.75%	26.21%	to	28.23%
2008	387	$11.47	to	$13.96	$5,145	1.48%	1.25%	to	2.75%	-36.31%	to	-35.30%
Franklin Rising Dividends Securities Fund
2012	452	$31.93	to	$55.97	$18,162	1.75%	0.35%	to	2.75%	8.91%	to	11.57%
2011	505	$29.32	to	$39.54	$18,492	1.64%	1.25%	to	2.75%	3.13%	to	4.82%
2010	557	$28.43	to	$37.72	$19,675	1.74%	1.25%	to	2.75%	17.37%	to	19.26%
2009	617	$24.22	to	$31.63	$18,389	1.65%	1.25%	to	2.75%	14.16%	to	16.04%
2008	710	$21.22	to	$27.26	$18,443	2.00%	1.25%	to	2.75%	-29.08%	to	-27.96%
Franklin Small Cap Value Securities Fund
2012	100	$17.48	to	$22.08	$1,922	0.82%	1.40%	to	2.75%	15.16%	to	17.09%
2011	108	$15.18	to	$18.86	$1,795	0.76%	1.40%	to	2.75%	-6.36%	to	-4.86%
2010	118	$16.21	to	$19.82	$2,095	0.80%	1.40%	to	2.75%	24.74%	to	26.70%
2009	129	$12.99	to	$15.64	$1,827	1.85%	1.40%	to	2.75%	25.65%	to	27.74%
2008	150	$10.34	to	$12.25	$1,693	1.24%	1.40%	to	2.75%	-34.84%	to	-33.81%
Franklin Small-Mid Cap Growth Securities Fund
2012	149	$20.81	to	$27.08	$3,793	0.00%	1.25%	to	2.75%	7.83%	to	9.56%
2011	177	$19.30	to	$24.72	$4,143	0.00%	1.25%	to	2.75%	-7.41%	to	-5.92%
2010	201	$20.85	to	$26.27	$5,065	0.00%	1.25%	to	2.75%	24.16%	to	26.16%
2009	211	$16.79	to	$20.83	$4,250	0.00%	1.25%	to	2.75%	39.68%	to	41.95%
2008	239	$12.02	to	$14.67	$3,420	0.00%	1.25%	to	2.75%	-44.06%	to	-43.15%
Franklin Strategic Income Securities Fund
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Franklin Templeton VIP Founding Funds Allocation Fund
2012	1,248	$8.23	to	$9.09	$10,728	2.77%	0.35%	to	3.30%	11.85%	to	13.89%
2011	1,339	$7.35	to	$7.98	$10,210	0.01%	1.25%	to	3.30%	-4.73%	to	-2.76%
2010	1,646	$7.70	to	$8.21	$12,994	2.49%	1.25%	to	3.30%	6.67%	to	8.88%
2009	1,399	$7.20	to	$7.54	$10,290	2.61%	1.25%	to	3.30%	26.02%	to	28.63%
2008	1,214	$5.70	to	$5.86	$7,016	4.03%	1.25%	to	3.15%	-37.86%	to	-36.67%
Franklin U.S. Government Fund
2012	1,231	$20.25	to	$31.84	$34,971	2.67%	0.00%	to	3.30%	-1.29%	to	0.69%
2011	1,151	$20.51	to	$31.64	$32,410	3.15%	1.25%	to	3.30%	2.26%	to	4.49%
2010	1,172	$20.01	to	$30.32	$31,959	3.33%	1.25%	to	3.30%	1.87%	to	4.09%
2009	1,032	$18.96	to	$29.16	$27,162	3.88%	1.25%	to	3.30%	-0.25%	to	1.90%
2008	946	$19.53	to	$28.64	$25,009	4.87%	1.25%	to	3.15%	4.24%	to	6.41%
Invesco V.I. Balanced-Risk Allocation Fund
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Invesco V.I. Core Equity Fund
2012	3	$12.00	to	$12.00	$42	0.00%	1.49%	to	1.49%	12.19%	to	12.19%
2011	5	$10.70	to	$10.70	$53	0.97%	1.49%	to	1.49%	-1.54%	to	-1.54%
2010	5	$10.87	to	$10.87	$55	1.75%	1.49%	to	1.49%	7.93%	to	7.93%
2009	6	$10.07	to	$10.07	$58	1.59%	1.49%	to	1.49%	26.40%	to	26.40%
2008	8	$7.97	to	$7.97	$63	2.46%	1.49%	to	1.49%	-31.18%	to	-31.18%

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Invesco Van Kampen V.I. American Franchise Fund
2012	6	$8.78	to	$28.83	$152	0.00%	1.40%	to	1.49%	-3.66%	to	11.81%
2011	-	$7.86	to	$7.86	$4	0.00%	1.40%	to	1.49%	-7.77%	to	-7.69%
2010	-	$8.52	to	$8.52	$4	0.00%	1.40%	to	1.49%	17.80%	to	17.90%
2009	-	$7.23	to	$7.23	$4	0.00%	1.40%	to	1.49%	63.19%	to	63.34%
2008	-	$4.43	to	$4.43	$2	0.00%	1.40%	to	1.49%	-49.87%	to	-49.82%
Invesco Van Kampen V.I. American Value Fund
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Asset Strategy Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Energy Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Global Natural Resources Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Growth Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Mid Cap Growth Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Ivy Funds VIP Science and Technology Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Jennison Portfolio
2012	29	$11.33	to	$11.75	$334	0.00%	1.25%	to	2.75%	12.57%	to	14.11%
2011	30	$10.07	to	$10.30	$307	0.00%	1.25%	to	2.75%	-2.79%	to	-1.33%
2010⁴	30	$10.36	to	$10.45	$313	0.00%	1.25%	to	2.75%	5.71%	to	6.78%
JPMIT International Equity Fund
2012	-	$0.00	to	$0.00	$0	0.00%	1.49%	to	1.49%	0.00%	to	0.00%
2011	-	$0.00	to	$0.00	$0	0.00%	1.49%	to	1.49%	0.00%	to	0.00%
2010	-	$0.00	to	$0.00	$0	0.00%	1.49%	to	1.49%	0.00%	to	0.00%
2009²	1	$13.92	to	$13.92	$10	1.52%	1.49%	to	1.49%	39.23%	to	39.23%
JPMorgan Insurance Trust Core Bond Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
JPMorgan Insurance Trust U.S. Equity Portfolio
2012	1	$17.29	to	$17.29	$15	0.00%	1.49%	to	1.49%	15.90%	to	15.90%
2011	1	$14.92	to	$14.92	$13	1.20%	1.49%	to	1.49%	-3.31%	to	-3.31%
2010	1	$15.43	to	$15.43	$13	0.00%	1.49%	to	1.49%	11.90%	to	11.90%
2009²	1	$13.79	to	$13.79	$12	0.00%	1.49%	to	1.49%	32.43%	to	32.43%
Lazard Retirement International Equity Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Legg Mason ClearBridge Variable Aggressive Growth Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Legg Mason Dynamic Multi-Strategy VIT Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT II International Value Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT Research Bond Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
MFS VIT Utilities Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Mutual Shares Securities Fund
2012	1,224	$16.63	to	$23.21	$25,097	2.13%	0.35%	to	3.30%	10.79%	to	13.00%
2011	1,166	$15.01	to	$20.54	$21,192	2.38%	1.25%	to	3.30%	-4.25%	to	-2.17%
2010	1,194	$15.64	to	$21.00	$22,333	1.61%	1.25%	to	3.30%	7.58%	to	9.92%
2009	1,286	$14.50	to	$19.10	$22,147	2.01%	1.25%	to	3.30%	21.96%	to	24.59%
2008	1,344	$11.86	to	$15.33	$18,799	3.10%	1.25%	to	3.15%	-39.06%	to	-37.81%
Oppenheimer Global Securities Fund/VA
2012¹⁴	70	$12.94	to	$15.61	$968	2.00%	1.49%	to	2.75%	17.96%	to	19.46%
2011	79	$10.97	to	$13.07	$922	1.29%	1.49%	to	2.75%	-10.77%	to	-9.64%
2010	83	$12.30	to	$14.46	$1,080	1.49%	1.49%	to	2.75%	12.82%	to	14.25%
2009	104	$10.90	to	$12.66	$1,202	2.19%	1.49%	to	2.75%	35.98%	to	37.70%
2008	112	$8.02	to	$9.19	$953	1.60%	1.49%	to	2.75%	-41.81%	to	-41.07%
Oppenheimer Global Strategic Income Fund/VA
2012¹⁴	8	$20.91	to	$26.80	$193	0.00%	1.25%	to	2.75%	1.29%	to	1.52%
Oppenheimer International Growth Fund/VA
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
Oppenheimer Main Street Fund/VA
2012	120	$9.78	to	$11.15	$1,238	0.96%	1.49%	to	2.75%	13.68%	to	15.13%
2011	130	$8.60	to	$9.70	$1,180	0.90%	1.49%	to	2.75%	-2.72%	to	-1.49%
2010	157	$8.84	to	$9.86	$1,462	1.14%	1.49%	to	2.75%	12.96%	to	14.39%
2009	176	$7.83	to	$8.64	$1,436	1.87%	1.49%	to	2.75%	24.81%	to	26.39%
2008	196	$6.27	to	$6.84	$1,280	1.52%	1.49%	to	2.75%	-40.14%	to	-39.38%
PIMCO EqS Pathfinder Portfolio
2012	1,820	$10.08	to	$10.50	$18,800	0.86%	0.35%	to	3.15%	6.46%	to	8.44%
2011	2,037	$9.47	to	$9.69	$19,549	0.19%	1.25%	to	3.15%	-7.67%	to	-5.86%
2010⁶	5	$10.25	to	$10.28	$53	0.00%	1.25%	to	3.15%	1.73%	to	2.12%
PIMCO VIT All Asset Portfolio
2012	2,203	$14.07	to	$19.52	$35,368	5.68%	0.35%	to	3.30%	11.36%	to	14.54%
2011	1,541	$12.63	to	$15.20	$21,873	7.50%	1.25%	to	3.30%	-1.35%	to	0.69%
2010	1,080	$12.66	to	$15.13	$15,279	8.18%	1.25%	to	3.30%	9.42%	to	11.69%
2009	470	$11.67	to	$13.58	$5,980	8.40%	1.25%	to	3.30%	17.63%	to	20.06%
2008	254	$10.04	to	$11.34	$2,737	6.74%	1.25%	to	3.15%	-18.46%	to	-16.89%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2012	644	$10.16	to	$14.19	$7,000	2.71%	0.00%	to	3.30%	2.21%	to	5.02%
2011	699	$9.94	to	$11.21	$7,353	14.36%	1.25%	to	3.30%	-10.55%	to	-8.70%
2010	884	$11.08	to	$12.28	$10,195	14.43%	1.25%	to	3.30%	20.48%	to	22.98%
2009	862	$9.18	to	$9.98	$8,160	6.35%	1.25%	to	3.30%	36.93%	to	39.77%
2008	426	$6.69	to	$7.14	$2,930	4.84%	1.25%	to	3.15%	-45.54%	to	-44.49%
PIMCO VIT Emerging Markets Bond Portfolio
2012	1,324	$15.71	to	$18.17	$23,131	4.92%	0.00%	to	3.30%	14.23%	to	16.43%
2011	1,244	$13.75	to	$15.61	$18,742	5.33%	1.25%	to	3.30%	2.89%	to	5.01%
2010	1,330	$13.23	to	$14.86	$19,004	4.78%	1.25%	to	3.30%	8.53%	to	10.78%
2009	396	$12.19	to	$13.42	$5,087	5.80%	1.25%	to	3.30%	26.35%	to	28.97%
2008	144	$9.83	to	$10.40	$1,445	6.54%	1.25%	to	3.15%	-17.25%	to	-15.66%
PIMCO VIT Global Advantage Strategy Bond Portfolio
2012	311	$10.05	to	$10.28	$3,178	1.19%	1.40%	to	3.30%	3.35%	to	4.71%
2011⁹	126	$9.73	to	$9.81	$1,236	0.65%	1.40%	to	3.30%	-3.26%	to	-2.44%

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Global Bond Portfolio
2012	538	$12.67	to	$14.66	$7,497	1.59%	0.00%	to	3.30%	3.46%	to	5.61%
2011	563	$12.23	to	$13.88	$7,473	2.55%	1.25%	to	3.30%	4.09%	to	6.24%
2010	487	$11.63	to	$13.06	$6,088	2.70%	1.25%	to	3.30%	8.03%	to	10.27%
2009	240	$10.84	to	$11.85	$2,721	3.13%	1.25%	to	3.30%	13.07%	to	15.41%
2008	171	$9.66	to	$10.26	$1,686	3.33%	1.25%	to	3.15%	-3.93%	to	-2.08%
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio
2012¹¹	309	$10.19	to	$10.24	$3,155	3.84%	1.40%	to	2.20%	2.14%	to	2.59%
PIMCO VIT Global Multi-Asset Portfolio
2012	3,140	$10.76	to	$14.02	$35,560	3.66%	0.00%	to	3.30%	5.32%	to	8.87%
2011	2,667	$10.22	to	$10.65	$28,218	1.90%	1.40%	to	3.30%	-4.92%	to	-3.10%
2010	1,238	$10.80	to	$10.99	$13,567	4.91%	1.40%	to	3.30%	7.74%	to	9.81%
2009³	79	$9.98	to	$10.01	$795	1.08%	1.40%	to	3.30%	0.34%	to	0.70%
PIMCO VIT High Yield Portfolio
2012	2,259	$15.45	to	$19.37	$41,822	5.78%	0.00%	to	3.30%	10.77%	to	12.90%
2011	1,171	$13.94	to	$17.18	$19,123	6.98%	1.25%	to	3.30%	0.02%	to	2.08%
2010	761	$13.92	to	$16.85	$11,969	7.26%	1.25%	to	3.30%	10.79%	to	13.08%
2009	668	$12.43	to	$14.93	$9,064	8.59%	1.25%	to	3.30%	34.31%	to	38.69%
2008	254	$9.44	to	$10.78	$2,528	7.88%	1.25%	to	3.15%	-25.92%	to	-24.49%
PIMCO VIT Low Duration Portfolio
2012¹⁵	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
PIMCO VIT Real Return Portfolio
2012	2,442	$14.02	to	$27.44	$38,929	1.04%	0.00%	to	3.30%	5.37%	to	8.38%
2011	1,893	$13.30	to	$15.68	$28,050	2.06%	1.25%	to	3.30%	8.06%	to	10.30%
2010	1,488	$12.29	to	$14.22	$19,926	1.42%	1.25%	to	3.30%	4.60%	to	6.77%
2009	921	$11.73	to	$13.32	$11,481	3.13%	1.25%	to	3.30%	14.55%	to	16.92%
2008	685	$10.33	to	$11.39	$7,378	3.51%	1.25%	to	3.15%	-9.94%	to	-8.21%
PIMCO VIT Total Return Portfolio
2012	5,425	$14.90	to	$24.98	$102,382	2.57%	0.00%	to	3.30%	6.03%	to	9.22%
2011	4,270	$14.05	to	$18.98	$73,872	2.64%	1.25%	to	3.30%	0.26%	to	2.33%
2010	2,893	$14.01	to	$18.57	$49,034	2.41%	1.25%	to	3.30%	4.61%	to	6.77%
2009	1,791	$13.40	to	$17.42	$27,988	5.03%	1.25%	to	3.30%	10.37%	to	12.65%
2008	925	$12.53	to	$15.49	$12,759	4.44%	1.25%	to	3.15%	1.54%	to	3.50%
PIMCO VIT Unconstrained Bond Portfolio
2012	965	$10.17	to	$10.60	$9,996	0.95%	0.00%	to	3.30%	4.65%	to	7.37%
2011⁹	275	$9.72	to	$9.80	$2,691	1.02%	1.40%	to	3.30%	-2.18%	to	-1.36%
SP International Growth Portfolio
2012	25	$6.52	to	$7.54	$177	0.00%	1.25%	to	2.75%	18.72%	to	20.16%
2011	32	$5.40	to	$6.27	$193	0.46%	1.25%	to	2.75%	-17.61%	to	-16.37%
2010	33	$6.56	to	$7.51	$236	0.95%	1.25%	to	2.75%	10.72%	to	12.40%
2009	33	$5.92	to	$6.69	$212	1.03%	1.25%	to	2.75%	32.74%	to	34.74%
2008	46	$4.46	to	$4.97	$218	1.55%	1.25%	to	2.75%	-51.83%	to	-51.10%
T. Rowe Price Blue Chip Growth Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
T. Rowe Price Equity Income Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%
T. Rowe Price Health Sciences Portfolio
2012¹³	-	$0.00	to	$0.00	$0	0.00%	0.35%	to	0.35%	0.00%	to	0.00%

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

	At December 31					For the years ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Templeton Foreign Securities Fund
2012	396	$21.18	to	$29.15	$10,833	3.20%	1.25%	to	2.75%	15.01%	to	16.94%
2011	444	$18.41	to	$24.92	$10,428	1.90%	1.25%	to	2.75%	-13.05%	to	-11.69%
2010	489	$21.18	to	$28.22	$13,117	2.04%	1.25%	to	2.75%	5.47%	to	7.16%
2009	531	$20.08	to	$26.34	$13,353	3.58%	1.25%	to	2.75%	33.32%	to	35.43%
2008	590	$15.06	to	$19.45	$11,026	2.59%	1.25%	to	2.75%	-42.00%	to	-41.07%
Templeton Global Bond Securities Fund
2012	1,165	$31.51	to	$62.66	$54,092	6.30%	0.00%	to	3.30%	11.31%	to	14.66%
2011	832	$28.31	to	$45.54	$33,634	5.47%	1.25%	to	3.30%	-4.08%	to	-1.99%
2010	512	$29.51	to	$46.46	$20,998	1.40%	1.25%	to	3.30%	10.73%	to	13.11%
2009	318	$26.61	to	$41.08	$11,428	13.96%	1.25%	to	3.30%	14.83%	to	17.33%
2008	209	$23.11	to	$35.01	$6,613	4.97%	1.25%	to	3.15%	2.90%	to	4.98%
Templeton Growth Securities Fund
2012	695	$17.73	to	$26.06	$15,947	2.12%	0.35%	to	3.30%	17.41%	to	19.70%
2011	698	$15.10	to	$21.77	$13,396	1.39%	1.25%	to	3.30%	-9.99%	to	-8.09%
2010	848	$16.73	to	$23.68	$17,576	1.52%	1.25%	to	3.30%	3.91%	to	6.24%
2009	778	$16.07	to	$22.29	$15,603	3.30%	1.25%	to	3.30%	26.85%	to	29.51%
2008	861	$12.63	to	$17.21	$13,480	1.89%	1.25%	to	3.15%	-44.12%	to	-42.94%

* These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as M&E and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest. Net investment income ratios may be calculated by applying applicable expense ratios.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the policyholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, and expenses of the underlying funds are excluded. Rider charges are calculated daily beginning on the day after the rider effective date, and deducted for each quarter on the earlier of the following: at the end of the Business Day immediately before the Quarterly Anniversary, or when the final rider charge is deducted. The rider charges for the optional benefits Investment Protector, Income Protector and Income Focus range between 0.80% and 1.30% and are excluded from the expense ratio. Refer to footnote 2 for further details related to these rider charges. Mortality and expense risk and administrative charges for all funds in annuitized contracts range between 1.25% and 1.90% and are excluded from the expense ratio.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the variable account for products held at the time by policyholders. The total return does not include any expenses assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and is not annualized.

**** Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts.  Total net assets of annuitized contracts at December 31, 2012, 2011, 2010, 2009, and 2008, are $639, $731, $946, $903, and $795, respectively.

1. Period from May 1, 2008 (fund commencement) to December 31, 2008
2. Period from April 23, 2009 (fund commencement) to December 31, 2009
3. Period from October 23, 2009 (fund commencement) to December 31, 2009
4. Period from April 30, 2010 (fund commencement) to December 31, 2010
5. Period from September 17, 2010 (fund commencement) to December 31, 2010
6. Period from October 15, 2010 (fund commencement) to December 31, 2010
7. Period from January 21, 2011 (fund commencement) to December 31, 2011
8. Period from March 11, 2011 (fund commencement) to December 31, 2011
9. Period from July 22, 2011 (fund commencement) to December 31, 2011
10. Period from January 23, 2012 (fund commencement) to December 31, 2012
11. Period from April 30, 2012 (fund commencement) to December 31, 2012
12. Period from July 9, 2012 (fund commencement) to December 31, 2012
13. Period from September 17, 2012 (fund commencement) to December 31, 2012
14. Period from October 26, 2012 (fund commencement) to December 31, 2012
15. Period from November 19, 2012 (fund commencement) to December 31, 2012

                                                                                            (Continued)

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
 December 31, 2012

7. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued. No material subsequent events have occurred since December 31, 2012, that require adjustment to the financial statements.